UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23063

Horizon Funds
(Exact name of registrant as specified in charter)

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip code)

Matthew Chambers

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Name and address of agent for service)

(866) 371-2399

Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period: December 1, 2018 through November 30,2019

Item 1. Reports to Stockholders.

HORIZON FUNDS	Annual Report

Horizon Active Asset Allocation Fund			Horizon Active Risk Assist® Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AAANX HASAX HASIX	Investor Class Advisor Class Institutional Class	Shares Shares Shares	ARANX ARAAX ACRIX

Horizon Active Income Fund			Horizon Active Dividend Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AIMNX AIHAX AIRIX	Investor Class Advisor Class	Shares Shares	HNDDX HADUX

Horizon Defined Risk Fund			Horizon Multi-Asset Income Fund
Investor Class Advisor Class	Shares Shares	HNDRX HADRX	Investor Class	Shares	HMANX

Horizon Defensive Multi-Factor Fund
Investor Class	Shares	USRAX

November 30, 2019

Investor Information: 1-855-754-7932

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of HORIZON ACTIVE ASSET ALLOCATION FUND, HORIZON ACTIVE RISK ASSIST® FUND, HORIZON ACTIVE INCOME FUND, HORIZON ACTIVE DIVIDEND FUND, HORIZON DEFINED RISK FUND, HORIZON MULTI-ASSET INCOME FUND, and HORIZON DEFENSIVE MULTI-FACTOR FUND. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by calling 1-855-754-7932 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-855-754-7932 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Horizon Funds

Table of Contents
Letter to Shareholders	1
Portfolio Review	6
Portfolio Composition	13
Portfolio of Investments	15
Statements of Assets and Liabilities	75
Statements of Operations	77
Statements of Changes in Net Assets	79
Financial Highlights	86
Notes to Financial Statements	101
Disclosure of Fund Expenses	124
Report of Independent Registered Public Accounting Firm	125
Approval of the Management Agreements	127
Additional Information	129
Privacy Notice	132

Horizon Funds Letter to Shareholders November 30, 2019

Dear Shareholder:

In the following paragraphs we will recap the key factors affecting broad markets and the Horizon Funds through the fiscal year ended November 30, 2019.

Horizon Active Asset Allocation Fund

The Horizon Active Asset Allocation Fund (Investor Class) returned 7.23% for the fiscal year ended November 30, 2019. Domestic equities (as measured by the S&P 500 Total Return Index) returned 16.11%, while international equities returned 10.98% (as measured by the S&P Global BMI ex-US Index) over the same period.

As a tactical allocation strategy designed to improve the risk/reward characteristics of a more traditional core equity holding, the Fund had some difficulty navigating the volatile environment in the prior year. Market leadership, both at a regional and style level, varied throughout the year and was subject to binary headline risk. Domestic equities lagged global markets in the sharp pullback last December and did not overtake global equities until the spring, coinciding roughly with the escalation of the trade dispute between the U.S. and China. Throughout this time, growth was the dominant style in the U.S., as investors paid up for future earnings prospects in shares less likely to be influenced by trade concerns. A sharp rotation in late August/early September saw market leadership change again at both the regional and style level, with value leading growth and international leading domestic. Navigating these rotations was a key factor in the Fund’s performance throughout the year. The Fund entered underweight foreign stocks and increased the preference for U.S. stocks as the year went on. Toward the end of the year the Fund rotated to a foreign overweight position as signs of a bottoming in global growth appeared and resolution around the trade dispute looked likely.

Key drivers of Fund performance were the U.S. overweight and allocations to large cap technology shares, which are generally considered to be relatively immune to the slowdown in global growth. Key detractors include direct positioning in Chinese equities and option positioning for both as hedges and portfolio enhancement.

Horizon Active Risk Assist Fund

The Horizon Active Risk Assist Fund (Investor Class) realized a return of 2.52% for the fiscal year ended November 30, 2019, which trailed domestic and international equities. Domestic equities (as measured by the S&P 500 Total Return Index) returned 16.11%, while international equities returned 10.98% (as measured by the S&P Global BMI ex-US Index) over the same period.

As a risk mitigation strategy, the Fund performed in line with expectations, with realized volatility of 11.32%, lower than domestic equities (with a realized volatility of 15.60%) but slightly above international equities (with a realized volatility of 9.86%). The Fund also realized a maximum drawdown of -9.82% which was about one-third less than the S&P 500 drawdown of -15.74% and around the same drawdown as the S&P Global BMI ex-US of -9.30%

The Fund held a 20-45% allocation to international equities at various times throughout the year. Additionally, allocations towards domestic growth in large-cap stocks contributed the most to the Fund’s return, while allocations towards China detracted the most from the Fund’s return over the fiscal year.

The Fund had some de-risking activity throughout the fiscal year in an environment that was quick to sell off and quick to recover, (“de-risk” meaning a partial re-allocation of Fund assets away from global equities and towards U.S. Treasury-related securities). The first such event was the 2018 fourth quarter market selloff where the Fund partially de-risked. The market was quick to recover the losses in January and the Fund lagged due to being only 40% invested and 60% de-risked. The Fund was fully invested by the beginning of April. There were two other de-risking events where the Fund de-risked 10% each. The first was the period between 05/29-06/21. This was due to the selloff which was triggered by trade war escalations. The second was the period 08/06-09/13, which was also trade war related.

Horizon Funds Letter to Shareholders (Continued) November 30, 2019

As of the end of the fiscal year ended November 30, 2019, the Fund was 100% invested in its primary strategy. It was a challenging market for the Risk Assist strategy due to an environment with both sharp drawdowns and sharp recoveries.

Horizon Active Income Fund

The Horizon Active Income Fund (Investor Class) was up 6.78% for the fiscal year ended November 30, 2019, while the broader bond market (as measured by Bloomberg Barclays Aggregate Bond Index) was up 10.79%.

As a flexible fixed income strategy designed to opportunistically navigate through non-traditional fixed income market segments to improve the risk/reward of traditional core fixed income, the Fund had some difficulty amidst a very strong year for government debt. The Federal Reserve Board (Fed), after delivering four interest rate hikes in the prior year, began the year by hiking rates in December and was expected to do so a few more times in 2019. Instead, a rapid pivot by the Chairman in January ignited expectations of lower rates to come. Indeed, the Fed lowered interest rates three times in the back half of the year, driving a very strong year for U.S. government debt as curves flattened across the globe. Spreads, the additional yield over that on the equivalent maturity U.S. Treasury debt, on corporate bonds, both investment grade and high yield, widened in December as risk aversion took hold in the U.S. equity market. From there, spreads tightened throughout the year with minor stress seen during periods of heightened equity market volatility as the trade dispute escalated.

Key drivers of Fund performance were the overweight to credit, both investment grade and high yield, as well as opportunistic additions in the high yield space in the stressed period early in the year. Key detractors include core mortgage bond holdings and emerging market local currency government debt, as well as option positions during the early part of the year.

Horizon Active Dividend Fund

The Horizon Active Dividend Fund (Investor Class) posted a total return of 3.67% for the fiscal year ended November 30, 2019, versus the S&P Global 100 Index, which was up 15.30%.

Ebbs and flows in the trade dispute between the U.S. and China were the primary driver of return dispersion between sectors, countries and individual stocks over the past year. Daily, weekly and monthly changes in trade policy rhetoric (specifically the level and timing of tariffs) created an environment of abnormally high economic and fundamental uncertainty for company managements the likes of which global investors rarely see. This level of uncertainty made it a difficult environment for investment professionals who invest in temporarily out-of-favor stocks with compelling valuations, quality businesses, talented management teams and positive catalysts in place to improve investors’ perception of the company’s future prospects. Projecting future prospects of a global company is challenging when the ever-changing potential outcome of trade policy can affect a company’s input costs and sales growth by a wide range - resulting in a range of probabilistic sales and uncertain earnings estimates that can ultimately impact the future valuation of its stock. In such an environment, we believe it pays to be conservative - which is what we did. Our cash position throughout the year also detracted from performance.

That said, an uncertain and volatile global market environment can create investment opportunities when investor overreaction results in undervaluation.

Semiconductor companies presented such an opportunity this year. Skyworks and Qualcomm were the best performing holdings in the Fund during the period. We believe the companies’ exposure to the rapidly growing 5G infrastructure market make them attractive long-term growth companies. Despite attractive long-term fundamentals, Skyworks and Qualcomm’s stocks sold off when trade rhetoric became raucous due to both companies’ meaningful exposure to China. When they did, we found their historically high dividend yields and compelling long-term growth prospects attractive. Given both companies’ meaningful market positions in their respective segment of the rapidly growing 5G

Horizon Funds Letter to Shareholders (Continued) November 30, 2019

infrastructure market combined with strong intellectual property portfolios and deep customer relations, we believed their growth prospects would remain intact despite future trade policy. Our assessment was confirmed during our holding period.

Banks were another group that presented an abundance of opportunity this year. In March of 2019, bank stocks sold off hard following a dovish Fed meeting that suggested a bearish tilt on economic growth that was inconsistent with bank management’s positive messaging at the time. The selloff depressed bank stock prices to levels that drove their dividend yields to near all-time highs. We thought this ironic given that, in general, banks’ capital ratios (e.g., Tier 1 Capital Ratio measuring a bank’s core equity capital against its total risk-weighted assets) and dividend coverage ratios (the ratio of the company’s net income divided by the dividend paid to shareholders) - which federal regulators have monitored, tested and approved since the financial crisis in 2008 - are at their best levels in history - all of which led us to believe that banks were extraordinarily attractive investment following the selloff. We began accumulating shares of high quality regional banks at compelling prices given their well covered, historically high dividend yields (exceeding 4% in most cases), strong balance sheets and improving growth prospects given the strengthening U.S. economy. The Fund’s overweight to Bank stocks meaningfully contributed to performance during the year.

The primary detractors from the Fund’s performance for the year vs. the S&P Global 100 benchmark were an underweight to the Technology sector, an overweight to cash and poor stock selection in Consumer Discretionary and Industrials, two sectors that were highly impacted by volatile trade policy rhetoric and the potential impact of devastatingly high tariffs.

The Fund was underweight Technology during the year due to the paucity of adequate dividend yields available within the sector and concerns with broad-based Technology stocks’ overvaluation.

Stock selection in Consumer Discretionary and Industrials was hampered by uncertain trade policy and prospects of higher tariffs. Tapestry in the Consumer Discretionary sector represents a company with durable high quality brands (Coach, Kate Spade, Stuart Weitzman), significant free cash flow generation (defined as net cash from operations less capital expenditures and dividends paid), a well-covered dividend yield near historic highs and solid growth prospects from a strong U.S. consumer combined with increasing penetration into Emerging Markets. Yet its exposure to the Chinese consumer market, the potential for higher tariffs and a longer-than-expected turnaround at Kate Spade hurt the company’s stock during the year and detracted from the Fund’s performance.

In the Industrial sector, 3M represents a defensive high quality stalwart that was significantly impacted by the U.S.-China trade conflict. China and surrounding countries represent approximately one-third of 3M’s revenue with additional exposure coming through 3M’s broad customer base in Automotive and Electronic industries. Customers unexpectedly began slowing orders early in the year due to trade policy uncertainty, forcing 3M to report disappointing earnings and lower earnings expectations for the remainder of the year. As a result, 3M’s stock underperformed the benchmark and detracted from Fund performance.

Horizon Defined Risk Fund

The Defined Risk Fund’s objective is to invest in a basket of equities that track the S&P 500 Total Return Index, while seeking to generate income, hedge volatility, and reduce downside risk by buying and selling put and call options. The Horizon Defined Risk Fund should experience less volatility than the S&P 500 Total Return Index. The returns expectations for the Horizon Defined Risk Fund are to underperform the S&P 500 Total Return Index when the index is up and to outperform the S&P 500 Total Return Index when the index is down.

The Horizon Defined Risk Fund (Investor Class) returned 6.69% for the year ended November 30, 2019, while realizing a volatility of 7.60%. The return on the S&P 500 Total Return Index for the same period was 16.11%, with a realized volatility of 15.61%. Over the period, the Horizon Defined Risk Fund exhibited an average beta of 0.46 to

Horizon Funds Letter to Shareholders (Continued) November 30, 2019

the S&P 500 Total Return Index. The maximum drawdown for the Horizon Defined Risk Fund (Investor Class) for the year ended November 30, 2019, was 7.80% and the maximum drawdown on the S&P 500 Total Return Index over the same fiscal year was 22.14%

The Fund allows for active positioning within its options collar structure. The goal of this active positioning is to generate income, hedge volatility and reduce downside risk. This active positioning added to performance over the fiscal year.

Horizon Multi-Asset Income Fund

The Horizon Multi-Asset Income Fund (Investor Class) returned 4.84% for the period ended November 30, 2019. The return on the broader bond market (as measured by Bloomberg Barclays Aggregate Bond Index) was 2.86% and the return on world equities (as measured by S&P Global BMI ex-US Index) was 3.73%. This Fund was launched June 26, 2019 and thus the above fiscal year ended returns are partial year returns.

Throughout the year, the Fund kept a balanced exposure of 50% equities and 50% fixed income as classified by the Adviser. The Fund was able to perform well on a relative basis despite some of the market volatility throughout the year. The Fed, after delivering four interest rate hikes in the prior year, began the year by hiking rates in December and was expected to do so a few more times in 2019. Instead, a rapid pivot by the Chairman in January ignited expectations of lower rates to come. Indeed, the Fed lowered interest rates three times in the back half of the year, driving a very strong year for U.S. government debt as curves flattened across the globe. Spreads on corporate bonds, both investment grade and high yield, widened in December as risk aversion took hold in the U.S. equity market. From there, spreads tightened throughout the year with minor stress seen during periods of heighted equity market volatility as the trade dispute escalated.

Key drivers of Fund performance were the allocations to Treasury securities with maturities greater than twenty years, U.S. real estate and preferred stocks. Key detractors included emerging market debt, global equity infrastructure and high yield bonds.

Horizon Defensive Multi-Factor Fund

The Horizon Defensive Multi-Factor Fund (Investor Class) returned 4.88% for the period ended November 30, 2019, while realizing a volatility of 10.67%. The return on the S&P 500 Total Return Index for the same period was 8.73%, with a realized volatility of 13.26%. Over the period, the Defensive Multi-Factor Fund exhibited an average beta of 0.73 to the S&P 500 Total Return Index. This Fund was launched June 26, 2019 and thus the above fiscal year ended returns are partial year returns.

The Fund was up as much as 2.0% in the volatility of the 3Q19 but, due to a defensive bias, the Fund was unable to keep up in the strong 4Q19 rally. The 3Q19 volatility, and market selloff, was driven by an escalation of the trade war. This market stress was a good test of the defensive nature of the Fund and, as noted above, the Fund proved to act defensive when it mattered (market selloffs). Into 4Q19, trade war fears abated and global economic data began to bottom. This drove a strong broad market rally and the Fund was unable to keep up during this 4Q19 rally.

Key drivers of Fund performance were selection of Consumer Discretionary and Energy stocks. Key detractors were selection of Information Technology and Communication Services stocks.

* * * * *

We are grateful for the opportunity to manage these funds, and appreciate your continued investment in Horizon Funds.

Past performance does not guarantee future results.

Horizon Funds Letter to Shareholders (Continued) November 30, 2019

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The S&P Global ex-US BMI (Broad Market Index) comprises the S&P Developed BMI and S&P Emerging BMI, and is a comprehensive, rules-based index measuring stock market performance globally, excluding the U.S. The Bloomberg Barclays Aggregate Bond Index tracks the U.S. fixed income markets. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The S&P Global 100 Index measures the performance of 100 multi-national, blue-chip companies of major importance in the global equity markets, including 100 large-cap companies drawn from the S&P Global 1200 whose businesses are global in nature, a substantial portion of their operating income, assets, and employees deriving from multiple countries.

Must be preceded or accompanied by a prospectus.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the entire market or a benchmark. Beta is calculated by dividing the product of the covariance of the security’s returns and the benchmark’s returns by the product of the variance of the benchmark’s returns over a specified period.

Realized volatility is a statistical measure of dispersion of returns for a given security or market index over a given period of time. This measure is typically calculated by determining the average deviation from the average price of a financial instrument in the given time period. The higher the realized volatility value, the riskier the security.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. In addition to the costs, fees, and expenses involved in investing in ETFs, ETFs are subject to additional risks including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Small and Medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Funds may also use options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities’ prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Portfolios of Investments in this report for a complete list of fund holdings.

Earnings growth is not a measure of the Funds’ future performance.

Horizon Funds are distributed by Quasar Distributors, LLC.

Horizon Active Asset Allocation Fund Portfolio Review (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on January 31, 2012. The Fund’s performance figures are for the year ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Asset Allocation Fund - Investor Class	7.23%	5.36%	8.18%
Horizon Active Asset Allocation Fund - Advisor Class	7.12%	N/A	8.49%
Horizon Active Asset Allocation Fund - Institutional Class	7.33%	N/A	9.58%
S&P 500 Total Return Index	16.11%	10.98%	14.50%(2)
S&P Global BMI ex-US Index	10.98%	4.27%	5.86%(2)

(1)	Inception date is January 31, 2012 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Asset Allocation Fund - Investor Class. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Advisor Class are 14.62% and 7.69%, respectively. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Institutional Class are 15.12% and 7.17%, respectively.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Risk Assist® Fund PORTFOLIO REVIEW (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on August 28, 2014. The Fund’s performance figures are for the year ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Risk Assist® Fund - Investor Class	2.52%	2.97%	3.31%
Horizon Active Risk Assist® Fund - Advisor Class	2.37%	N/A	5.33%
Horizon Active Risk Assist® Fund - Institutional Class	2.70%	N/A	6.64%
Bloomberg Barclays Aggregate Bond Index	10.79%	3.08%	3.13%(2)
S&P 500 Total Return Index	16.11%	10.98%	11.19%(2)
S&P Global BMI ex-US Index	10.98%	4.27%	2.97%(2)

(1)	Inception date is August 28, 2014 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Risk Assist® Fund - Investor Class. The returns for the Bloomberg Barclays Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Advisor Class are 3.43%, 14.62%, and 7.69%, respectively. The returns for the Bloomberg Barclays Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Institutional Class are 2.95%, 15.12%, and 7.17%, respectively.

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on September 30, 2013. The Fund’s performance figures are for the year ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Income Fund - Investor Class	6.78%	0.80%	1.07%
Horizon Active Income Fund - Advisor Class	6.53%	N/A	1.36%
Horizon Active Income Fund - Institutional Class	6.83%	N/A	0.98%
Bloomberg Barclays Aggregate Bond Index	10.79%	3.08%	3.42%(2)

(1)	Inception date is September 30, 2013 for Investor Class Shares, February 8, 2016 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Income Fund - Investor Class. The returns for the Bloomberg Barclays Aggregate Bond Index since the commencement date of the Horizon Active Income Fund - Advisor Class and the Horizon Active Income Fund - Institutional Class are 3.34% and 2.95%, respectively.

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Dividend Fund PORTFOLIO REVIEW (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on December 28, 2016. The Fund’s performance figures are for the year ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Active Dividend Fund - Investor Class(3)	3.67%	9.30%
Horizon Active Dividend Fund - Advisor Class(3)	3.50%	7.10%
S&P Global 100 Index	15.30%	13.23%(2)

(1)	Inception date is December 28, 2016 for Investor Class Shares and June 20, 2017 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Dividend Fund - Investor Class. The return for the S&P Global 100 Index since the commencement date of the Horizon Active Dividend Fund - Advisor Class is 10.96%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P Global 100 Index measures the performance of multi-national, blue chip companies of major importance in the global equity markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Defined Risk Fund PORTFOLIO REVIEW (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on December 28, 2017. The Fund’s performance figures are for the year ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Defined Risk Fund - Investor Class	6.69%	4.49%
Horizon Defined Risk Fund - Advisor Class	6.51%	3.95%
Bloomberg Barclays US Treasury 1-3 Years Index	4.20%	2.59%(2)
S&P 500 Total Return Index	16.11%	10.61%(2)

(1)	Inception date is December 28, 2017 for Investor Class Shares and February 2, 2018 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Defined Risk Fund - Investor Class. The returns for the Bloomberg Barclays US Treasury 1-3 Years Index and the S&P 500 Total Return Index since the commencement date of the Horizon Defined Risk Fund - Advisor Class are 2.89%, and 9.48%, respectively.

The Bloomberg Barclays U S Treasury 1-3 Years Index measures the performance of the US government bond market and includes public obligations of the US Treasury with a maturity between 1 and up to (but not including) 3 years. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest US domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Multi-Asset Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on June 26, 2019. The Fund’s performance figures are for the period ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Cumulative Total Returns	Since Commencement of Operations (1)
Horizon Multi-Asset Income Fund - Investor Class	4.84%
Bloomberg Barclays Aggregate Bond Index	2.86%
S&P Global BMI ex-US Index	3.73%

(1)	Inception date is June 26, 2019 for Investor Class Shares.

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Defensive Multi-Factor Fund PORTFOLIO REVIEW (Unaudited) November 30, 2019

The chart above assumes an initial gross investment of $10,000 made on June 26, 2019. The Fund’s performance figures are for the period ended November 30, 2019. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

Cumulative Total Returns	Since Commencement of Operations (1)
Horizon Defensive Multi-Factor Fund - Investor Class	4.88%
S&P 500 Total Return Index	8.73%

(1)	Inception date is June 26, 2019 for Investor Class Shares.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Funds Portfolio Composition (Unaudited) November 30, 2019

Horizon Active Asset Allocation Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Investment Companies	83.8%
Common Stocks	0.8%
Purchased Call Options	0.1%
Purchased Put Options	0.0%(a)
Short Term Investments	0.2%
Investments Purchased With Proceeds From Securities Lending	15.1%
100.0%

Horizon Active Risk Assist® Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Investment Companies	87.0%
Common Stocks	6.8%
Purchased Call Options	0.1%
Purchased Put Options	0.2%
Rights	0.0%(a)
Short Term Investments	0.5%
Investments Purchased With Proceeds From Securities Lending	5.4%
100.0%

Horizon Active Income Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Investment Companies	90.7%
Short Term Investments	1.6%
Investments Purchased With Proceeds From Securities Lending	7.7%
100.0%

Horizon Funds PORTFOLIO COMPOSITION (Unaudited) (Continued) November 30, 2019

Horizon Active Dividend Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Common Stocks	87.0%
Convertible Preferred Stocks	0.7%
Purchased Call Options	0.0%(a)
Purchased Put Options	0.1%
Short Term Investments	7.6%
Investments Purchased With Proceeds From Securities Lending	4.6%
100.0%

Horizon Defined Risk Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Common Stocks	97.6%
Purchased Call Options	0.0%(a)
Purchased Put Options	0.7%
Short Term Investments	1.2%
Investments Purchased With Proceeds From Securities Lending	0.5%
100.0%

Horizon Multi-Asset Income Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Investment Companies	62.9%
Common Stocks	21.6%
Convertible Preferred Stocks	0.2%
Preferred Stocks	13.8%
Short Term Investments	1.5%
100.0%

Horizon Defensive Multi-Factor Fund Portfolio Composition as of November 30, 2019:

% of Total Investments
Common Stocks	98.2%
Short Term Investments	1.8%
100.0%

Data expressed excludes written options. Please refer to the Portfolios of Investments in this annual report for a detailed analysis of the Funds’ holdings.

(a)	Less than 0.1%

Horizon Active Asset Allocation Fund Portfolio of Investments November 30, 2019

Shares		Value
	INVESTMENT COMPANIES - 98.7%
	Exchange Traded Funds - 98.7%
262,686	Invesco QQQ Trust Series 1 (f)	$53,876,899
510,190	iShares Edge MSCI USA Quality Factor ETF	50,330,244
1,446,107	iShares MSCI Eurozone ETF (f)	58,986,704
415,860	iShares MSCI USA Minimum Volatility ETF	26,964,362
415,964	iShares Select Dividend ETF	43,152,105
88,080	Janus Henderson Small/Mid Cap Growth Alpha ETF (f)	4,163,542
1,086,904	JPMorgan BetaBuilders Japan ETF (f)	27,053,041
240,022	Schwab U.S. Large-Cap Value ETF (f)	14,187,700
2,510,507	SPDR Portfolio Developed World ex-US ETF	77,122,775
712,393	SPDR Portfolio Emerging Markets ETF	25,525,041
935,941	SPDR Portfolio S&P 500 Growth ETF (e)	38,308,065
2,508,632	SPDR Portfolio S&P 500 Value ETF	85,519,265
505,297	WisdomTree Japan Hedged Equity Fund (f)	27,412,362
215,000	X-Trackers S&P 500 ESG ETF (g)	5,848,000
	TOTAL EXCHANGE TRADED FUNDS (Cost - $508,357,915)	538,450,105

	COMMON STOCKS - 1.1%
	Aerospace/Defense - 0.0% (b)
931	Arconic, Inc.	28,824
141	Lockheed Martin Corp.	55,135
145	Northrop Grumman Corp.	51,007
65	TransDigm Group, Inc.	36,861
		171,827
	Beverages - 0.0% (b)
520	Brown-Forman Corp., Class B	35,266
697	Coca-Cola Co.	37,220
436	PepsiCo, Inc.	59,222
		131,708
	Building Materials - 0.0% (b)
1,015	Johnson Controls International PLC	43,473
171	Martin Marietta Materials, Inc.	45,896
277	Vulcan Materials Co.	39,298
		128,667
	Chemicals - 0.0% (b)
165	Air Products & Chemicals, Inc.	38,995
80	Sherwin-Williams Co.	46,650
		85,645
	Commercial Services - 0.1%
214	Cintas Corp.	55,011
110	Ecolab, Inc.	20,534
166	Equifax, Inc.	23,180

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
112	FleetCor Technologies, Inc. (a)	$34,375
216	Global Payments, Inc.	39,118
673	IHS Markit, Ltd. (a)	48,894
121	Moody’s Corp.	27,427
174	S&P Global, Inc.	46,049
305	Verisk Analytics, Inc.	44,981
1,674	Western Union Co.	44,997
		384,566
	Construction - 0.0% (b)
10	NVR, Inc. (a)	37,919

	Cosmetics/Personal Care - 0.0% (b)
788	Procter & Gamble Co.	96,183

	Distribution/Wholesale - 0.0% (b)
645	Copart, Inc. (a)	57,405

	Diversified Financial Services - 0.1%
341	CBOE Global Markets, Inc.	40,545
322	CME Group, Inc.	65,279
621	Intercontinental Exchange, Inc.	58,480
98	MasterCard, Inc., Class A	28,638
216	Nasdaq, Inc.	22,637
		215,579
	Electric - 0.1%
475	Entergy Corp.	55,285
463	Eversource Energy	38,262
327	FirstEnergy Corp.	15,595
209	NextEra Energy, Inc.	48,868
1,038	Southern Co.	64,346
499	WEC Energy Group, Inc.	44,236
354	Xcel Energy, Inc.	21,768
		288,360
	Electrical Components & Equipment - 0.0% (b)
299	L3Harris Technologies, Inc.	60,126

	Electronics - 0.0% (b)
140	Allegion PLC	16,804
220	Keysight Technologies, Inc. (a)	23,547
		40,351
	Engineering & Construction - 0.0% (b)
284	Jacobs Engineering Group, Inc.	26,154

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Environmental Control - 0.0% (b)
413	Republic Services, Inc.	$36,613
507	Waste Management, Inc.	57,245
		93,858
	Finance and Insurance - 0.0% (b)
132	MarketAxess Holdings, Inc.	53,304

	Food - 0.0% (b)
765	Campbell Soup Co.	35,626
393	Hershey Co.	58,227
391	Mondelez International, Inc., Class A	20,543
597	Tyson Foods, Inc., Class A	53,664
		168,060
	Health Care and Social Assistance - 0.0% (b)
163	Universal Health Services, Inc., Class B	22,737

	Healthcare Products - 0.1%
328	Baxter International, Inc.	26,886
462	Danaher Corp. (f)	67,443
551	Dentsply Sirona, Inc.	31,154
250	Edwards Lifesciences Corp. (a)	61,235
327	Hologic, Inc. (a)	16,782
137	IDEXX Laboratories, Inc. (a)	34,467
737	Medtronic PLC	82,094
375	ResMed, Inc.	56,100
269	Stryker Corp.	55,107
110	Teleflex, Inc.	38,867
		470,135
	Healthcare Services - 0.0% (b)
181	Quest Diagnostics, Inc.	19,286

	Home Builders - 0.0% (b)
575	DR Horton, Inc.	31,826
300	Lennar Corp., Class A	17,895
1,099	PulteGroup, Inc.	43,576
		93,297
	Home Furnishings - 0.0% (b)
112	Whirlpool Corp.	16,027

	Information - 0.0% (b)
1,992	AT&T, Inc.	74,461
332	Microsoft Corp.	50,258
		124,719

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Insurance - 0.1%
426	American International Group, Inc.	$22,433
161	Aon PLC, Class A	32,781
293	Arthur J Gallagher & Co.	27,328
248	Assurant, Inc.	32,952
300	Chubb, Ltd.	45,444
449	Cincinnati Financial Corp.	48,065
124	Everest Re Group, Ltd.	33,636
711	Hartford Financial Services Group, Inc.	43,983
212	Marsh & McLennan Cos., Inc.	22,911
167	Willis Towers Watson PLC	32,806
		342,339
	Internet - 0.0% (b)
674	Twitter, Inc. (a)	20,833

	Lodging - 0.0% (b)
187	Hilton Worldwide Holdings, Inc.	19,635

	Machinery - Diversified - 0.0% (b)
51	Roper Technologies, Inc.	18,379

	Media - 0.1%
178	Charter Communications, Inc., Class A (a)	83,662
1,830	Comcast Corp., Class A	80,794
248	Walt Disney Co.	37,592
		202,048
	Mining - 0.0% (b)
652	Newmont Goldcorp Corp.	25,037

	Miscellaneous Manufacturing - 0.0% (b)
205	Ingersoll-Rand PLC	26,878

	Oil & Gas - 0.1%
586	Chevron Corp.	68,638
498	Hess Corp.	30,921
395	HollyFrontier Corp.	20,362
511	Phillips 66	58,622
272	Valero Energy Corp.	25,973
		204,516
	Oil & Gas Services - 0.0% (b)
521	TechnipFMC PLC	9,816

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Packaging & Containers - 0.0% (b)
793	Ball Corp.	$52,386

	Pharmaceuticals - 0.0% (b)
226	McKesson Corp.	32,689
658	Merck & Co., Inc.	57,364
554	Zoetis, Inc., Class A	66,768
		156,821
	Pipelines - 0.0% (b)
3,275	Kinder Morgan, Inc.	64,223
742	ONEOK, Inc.	52,719
		116,942
	Professional, Scientific, and Technical Services - 0.0% (b)
391	CDW Corp/DE	52,804

	Real Estate Investment Trusts - 0.1%
226	American Tower Corp.	48,371
64	Equinix, Inc.	36,278
185	Equity Residential	15,744
308	Extra Space Storage, Inc.	32,663
510	Healthpeak Properties, Inc.	17,789
307	Mid-America Apartment Communities, Inc.	41,786
239	SBA Communications Corp.	56,516
353	Ventas, Inc.	20,584
618	Welltower, Inc.	52,264
		321,995
	Retail - 0.1%
34	AutoZone, Inc. (a)	40,049
243	CarMax, Inc. (a)	23,634
55	Chipotle Mexican Grill, Inc. (a)	44,766
377	Dollar General Corp.	59,325
250	Dollar Tree, Inc. (a)	22,865
325	McDonald’s Corp.	63,206
799	Starbucks Corp.	68,259
430	Target Corp.	53,754
428	Walmart, Inc.	50,970
384	Yum! Brands, Inc.	38,657
		465,485
	Semiconductors - 0.1%
649	Applied Materials, Inc.	37,577
357	KLA Corp.	58,498
218	Lam Research Corp.	58,169

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
359	QUALCOMM, Inc.	$29,994
		184,238
	Software - 0.1%
414	Akamai Technologies, Inc. (a)	36,068
104	ANSYS, Inc. (a)	26,488
239	Cerner Corp.	17,110
356	Fidelity National Information Services, Inc.	49,181
464	Fiserv, Inc. (a)	53,935
538	Leidos Holdings, Inc.	48,872
273	Synopsys, Inc. (a)	38,504
		270,158
	Telecommunications - 0.0% (b)
271	Motorola Solutions, Inc.	45,338
553	T-Mobile US, Inc. (a)	43,438
		88,776
	Toys/Games/Hobbies - 0.0% (b)
224	Hasbro, Inc.	22,781

	Transportation - 0.0% (b)
136	Kansas City Southern	20,729

	Water - 0.0% (b)
210	American Water Works Co., Inc.	25,416

	TOTAL COMMON STOCKS (Cost - $5,071,643)	5,433,925

Contracts		Notional Amount
	PURCHASED OPTIONS - 0.1% (a)(c)
	PURCHASED CALL OPTIONS - 0.1%
	iShares MSCI Emerging Markets ETF
7,500	Expiration: January 17, 2020, Exercise Price: $45.50	$31,905,000	101,250
7,500	Expiration: January 17, 2020, Exercise Price: $46.00	31,905,000	56,250
	SPDR S&P 500 ETF Trust
4,000	Expiration: December 31, 2019, Exercise Price: $335.00 (h)	125,724,000	10,000
200	Expiration: June 19, 2020, Exercise Price: $306.00 (h)	6,286,200	392,800
	TOTAL PURCHASED CALL OPTIONS (Cost - $1,028,305)		560,300

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Amount	Value
	PURCHASED PUT OPTIONS - 0.0% (b)
	SPDR S&P 500 ETF Trust
100	Expiration: June 19, 2020, Exercise Price: $275.00 (h)	$3,143,100	$50,600
	TOTAL PURCHASED PUT OPTIONS (Cost - $67,269)		50,600

	TOTAL PURCHASED OPTIONS (Cost - $1,095,574)		610,900

Shares
	SHORT TERM INVESTMENTS - 0.2%
	Money Market Funds - 0.2%
1,137,887	First American Treasury Obligations Fund, Class X, 1.58% (d)		1,137,887
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,137,887)		1,137,887

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 17.8%
97,306,964	First American Government Obligations Fund, Class Z, 1.51% (d)		97,306,964
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $97,306,964)		97,306,964

	TOTAL INVESTMENTS - 117.9% (Cost - $612,969,983)		642,939,781
	Liabilities in Excess of Other Assets - (17.9)%		(97,591,176)
	NET ASSETS - 100.0%		$545,348,605

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN OPTIONS - 0.0% (a)(b)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - 0.0%
	SPDR S&P 500 ETF Trust
200	Expiration: June 19, 2020, Exercise Price $335.00	$6,286,200	$75,100
	TOTAL WRITTEN CALL OPTIONS (Premiums Received - $44,476)		75,100

	SCHEDULE OF WRITTEN PUT OPTIONS - 0.0%
	SPDR S&P 500 ETF Trust
500	Expiration: January 17, 2020, Exercise Price $288.00	15,715,500	53,000
100	Expiration: June 19, 2020, Exercise Price $306.00	3,143,100	112,750
	TOTAL WRITTEN PUT OPTIONS (Premiums Received - $325,048)		165,750

	TOTAL OPTIONS WRITTEN (Premiums Received - $369,524)		$240,850

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Less than 0.1%.

(c)	Each Option is exercisable into 100 shares of the underlying security.

(d)	Money Market Fund; interest rate reflects seven-day yield on November 30, 2019.

(e)	All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $32,744,000.

(f)	All or a portion of this security is out on loan as of November 30, 2019.

(g)	Affiliated Security. Please refer to Note 9 of the Notes to Financial Statements.

(h)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS November 30, 2019

Shares		Value
	INVESTMENT COMPANIES - 92.0%
	Exchange Traded Funds - 92.0%
196,087	Invesco QQQ Trust Series 1 (f)	$40,217,444
734,177	iShares Core MSCI Emerging Markets ETF	37,567,837
349,746	iShares Core MSCI International Developed Markets ETF	20,005,471
744,442	iShares Edge MSCI Min Vol EAFE ETF	55,967,150
203,773	iShares Edge MSCI USA Quality Factor ETF	20,102,207
2,357,754	iShares MSCI USA Minimum Volatility ETF	152,876,769
387,062	iShares Select Dividend ETF	40,153,812
2,786,517	SPDR Portfolio Developed World ex-US ETF	85,601,802
789,793	SPDR Portfolio Emerging Markets ETF	28,298,283
1,896,330	SPDR Portfolio S&P 500 Growth ETF (f)	77,616,787
3,009,643	SPDR Portfolio S&P 500 Value ETF (e)	102,598,730
1,226,542	X-Trackers Russell 1000 Comprehensive Factor ETF (f)(g)	43,984,409
790,001	X-Trackers Russell 1000 US QARP ETF (g)	23,194,429
343,000	X-Trackers S&P 500 ESG ETF (g)	9,329,600
	TOTAL EXCHANGE TRADED FUNDS (Cost - $710,671,876)	737,514,730

	COMMON STOCKS - 7.1%
	Advertising - 0.1%
14,547	Interpublic Group of Cos., Inc.	325,853
2,001	Omnicom Group, Inc.	159,039
		484,892
	Aerospace/Defense - 0.1%
7,725	Arconic, Inc.	239,166
166	General Dynamics Corp.	30,169
240	Lockheed Martin Corp.	93,847
325	Northrop Grumman Corp.	114,325
244	TransDigm Group, Inc.	138,373
		615,880
	Agriculture - 0.0% (b)
1,774	Archer-Daniels-Midland Co.	76,158

	Agriculture, Forestry, Fishing and Hunting - 0.0% (b)
2,190	Corteva, Inc.	56,984

	Airlines - 0.1%
3,264	Alaska Air Group, Inc.	225,249
4,160	American Airlines Group, Inc.	119,558
691	Delta Air Lines, Inc.	39,601
785	United Airlines Holdings, Inc. (a)	72,848
		457,256

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Apparel - 0.2%
9,102	Capri Holdings, Ltd. (a)	$338,048
17,802	Hanesbrands, Inc.	268,276
3,078	PVH Corp.	298,443
2,020	Ralph Lauren Corp., Class A	216,827
7,661	Under Armour, Inc., Class A (a)	144,716
550	VF Corp.	48,697
		1,315,007
	Auto Manufacturers - 0.0% (b)
4,311	Ford Motor Co.	39,058
1,017	PACCAR, Inc.	82,753
		121,811
	Auto Parts & Equipment - 0.0% (b)
840	Aptiv PLC	78,859
5,661	BorgWarner, Inc.	238,045
		316,904
	Banks - 0.2%
796	Bank of New York Mellon Corp.	38,980
862	BB&T Corp.	47,169
417	Capital One Financial Corp.	41,704
2,765	Citizens Financial Group, Inc.	106,342
2,355	Comerica, Inc.	165,816
2,765	Fifth Third Bancorp	83,475
8,494	Huntington Bancshares, Inc.	126,476
5,424	KeyCorp	105,171
482	M&T Bank Corp.	79,405
854	Northern Trust Corp.	91,583
6,968	Regions Financial Corp.	115,948
1,390	State Street Corp.	104,389
665	SVB Financial Group (a)	154,100
4,972	Zions Bancorp NA	247,506
		1,508,064
	Beverages - 0.1%
1,992	Brown-Forman Corp., Class B	135,097
1,191	Coca-Cola Co.	63,599
221	Constellation Brands, Inc., Class A	41,119
2,710	Molson Coors Brewing Co., Class B	136,801
757	Monster Beverage Corp. (a)	45,284
744	PepsiCo, Inc.	101,058
		522,958
	Biotechnology - 0.0% (b)
555	Alexion Pharmaceuticals, Inc. (a)	63,237

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
147	Biogen, Inc. (a)	$44,072
120	Illumina, Inc. (a)	38,491
1,046	Incyte Corp. (a)	98,491
153	Regeneron Pharmaceuticals, Inc. (a)	56,457
194	Vertex Pharmaceuticals, Inc. (a)	43,020
		343,768
	Building Materials - 0.1%
4,198	Fortune Brands Home & Security, Inc.	265,566
2,857	Johnson Controls International PLC	122,365
704	Martin Marietta Materials, Inc.	188,954
3,537	Masco Corp.	164,647
1,098	Vulcan Materials Co.	155,773
		897,305
	Chemicals - 0.2%
424	Air Products & Chemicals, Inc.	100,204
3,218	Albemarle Corp. (f)	210,393
1,117	Celanese Corp.	140,262
2,640	CF Industries Holdings, Inc.	121,994
1,000	Dow, Inc.	53,370
2,305	Eastman Chemical Co.	180,643
1,715	FMC Corp.	168,001
681	International Flavors & Fragrances, Inc. (f)	96,178
138	Linde PLC	28,457
740	LyondellBasell Industries NV, Class A	68,480
6,837	Mosaic Co.	130,245
511	PPG Industries, Inc.	65,837
201	Sherwin-Williams Co.	117,209
		1,481,273
	Commercial Services - 0.4%
220	Automatic Data Processing, Inc.	37,572
598	Cintas Corp.	153,722
324	Ecolab, Inc.	60,481
970	Equifax, Inc.	135,451
578	FleetCor Technologies, Inc. (a)	177,400
1,565	Gartner, Inc. (a)	251,120
1,002	Global Payments, Inc.	181,462
9,845	H&R Block, Inc.	240,021
2,117	IHS Markit, Ltd. (a)	153,800
393	Moody’s Corp.	89,081
8,699	Nielsen Holdings PLC	170,065
9,404	Quanta Services, Inc.	391,583
3,934	Robert Half International, Inc.	228,959
4,426	Rollins, Inc.	158,672
296	S&P Global, Inc.	78,336

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
1,476	United Rentals, Inc. (a)	$225,902
936	Verisk Analytics, Inc.	138,041
16,074	Western Union Co.	432,069
		3,303,737
	Computers - 0.2%
1,107	Cognizant Technology Solutions Corp., Class A	70,970
3,380	DXC Technology Co.	126,175
2,329	Fortinet, Inc. (a)	244,801
10,491	Hewlett Packard Enterprise Co.	166,073
4,176	HP, Inc.	83,854
4,038	NetApp, Inc.	244,662
4,413	Seagate Technology PLC	263,368
2,969	Western Digital Corp.	149,430
		1,349,333
	Construction - 0.0% (b)
20	NVR, Inc. (a)	75,838

	Cosmetics/Personal Care - 0.0% (b)
1,346	Procter & Gamble Co.	164,293

	Distribution/Wholesale - 0.1%
2,303	Copart, Inc. (a)	204,967
3,206	Fastenal Co.	113,877
7,259	LKQ Corp. (a)	256,098
382	WW Grainger, Inc.	121,075
		696,017
	Diversified Financial Services - 0.3%
4,598	Affiliated Managers Group, Inc.	392,531
2,083	Alliance Data Systems Corp.	222,693
626	Ameriprise Financial, Inc.	102,583
1,630	CBOE Global Markets, Inc.	193,807
724	Charles Schwab Corp.	35,838
549	CME Group, Inc.	111,299
656	Discover Financial Services	55,675
3,172	E*TRADE Financial Corp.	140,520
3,177	Franklin Resources, Inc.	87,336
1,408	Intercontinental Exchange, Inc.	132,591
10,688	Invesco, Ltd.	187,681
13,079	Jefferies Financial Group, Inc.	273,351
167	MasterCard, Inc., Class A	48,802
1,375	Nasdaq, Inc.	144,100
1,880	Raymond James Financial, Inc.	168,862
1,934	Synchrony Financial	72,351

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
562	T. Rowe Price Group, Inc.	$69,441
		2,439,461
	Electric - 0.3%
8,200	AES Corp.	155,062
2,619	Alliant Energy Corp.	138,807
1,084	Ameren Corp.	80,574
399	American Electric Power Co., Inc.	36,449
3,681	CenterPoint Energy, Inc.	90,405
1,570	CMS Energy Corp.	96,241
632	Consolidated Edison, Inc.	54,914
511	DTE Energy Co.	63,844
807	Edison International	55,764
1,498	Entergy Corp.	174,352
1,724	Evergy, Inc.	109,077
1,600	Eversource Energy	132,224
799	Exelon Corp.	35,476
2,055	FirstEnergy Corp.	98,003
356	NextEra Energy, Inc.	83,240
4,953	NRG Energy, Inc.	196,783
1,620	Pinnacle West Capital Corp.	141,572
2,468	PPL Corp.	83,986
947	Public Service Enterprise Group, Inc.	56,166
312	Sempra Energy	45,948
2,233	Southern Co.	138,424
1,491	WEC Energy Group, Inc.	132,177
1,428	Xcel Energy, Inc.	87,808
		2,287,296
	Electrical Components & Equipment - 0.1%
918	AMETEK, Inc.	90,891
675	Emerson Electric Co.	49,856
679	L3Harris Technologies, Inc.	136,540
22,459	Xerox Holdings Corp.	874,329
		1,151,616
	Electronics - 0.2%
1,071	Agilent Technologies, Inc.	86,505
1,862	Allegion PLC	223,496
1,083	Amphenol Corp., Class A	112,632
3,823	Corning, Inc.	111,020
8,086	FLIR Systems, Inc.	433,086
886	Fortive Corp.	63,942
1,332	Garmin, Ltd.	130,123
2,154	Keysight Technologies, Inc. (a)	230,542
118	Mettler-Toledo International, Inc. (a)	84,890

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
1,993	PerkinElmer, Inc.	$185,150
939	TE Connectivity, Ltd.	87,055
539	Waters Corp. (a)	119,696
		1,868,137
	Engineering & Construction - 0.0% (b)
2,198	Jacobs Engineering Group, Inc.	202,414

	Environmental Control - 0.1%
6,587	Pentair PLC	292,133
1,335	Republic Services, Inc.	118,348
1,142	Waste Management, Inc.	128,943
		539,424
	Finance and Insurance - 0.0% (b)
1,042	First Republic Bank	114,516
577	MarketAxess Holdings, Inc.	233,004
		347,520
	Food - 0.2%
1,305	Campbell Soup Co.	60,774
3,918	Conagra Brands, Inc.	113,113
903	General Mills, Inc.	48,148
996	Hershey Co.	147,567
1,729	Hormel Foods Corp.	76,992
1,103	J.M. Smucker Co.	115,914
1,155	Kellogg Co. (f)	75,214
1,238	Kraft Heinz Co.	37,759
2,432	Lamb Weston Holdings, Inc.	204,239
476	McCormick & Co., Inc.	80,563
668	Mondelez International, Inc., Class A	35,097
649	Sysco Corp.	52,277
1,641	Tyson Foods, Inc., Class A	147,510
		1,195,167
	Forest Products & Paper - 0.0% (b)
2,295	International Paper Co.	106,350

	Gas - 0.0% (b)
1,114	Atmos Energy Corp.	119,153
4,853	NiSource, Inc.	128,362
		247,515
	Hand/Machine Tools - 0.0% (b)
1,278	Snap-on, Inc.	205,068
532	Stanley Black & Decker, Inc.	83,918
		288,986

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Healthcare Products - 0.3%
816	ABIOMED, Inc. (a)	$160,083
510	Align Technology, Inc. (a)	141,444
993	Baxter International, Inc.	81,396
283	Cooper Cos., Inc.	88,605
790	Danaher Corp. (f)	115,324
3,316	Dentsply Sirona, Inc.	187,487
593	Edwards Lifesciences Corp. (a)	145,250
2,402	Henry Schein, Inc. (a)	165,498
2,901	Hologic, Inc. (a)	148,879
491	IDEXX Laboratories, Inc. (a)	123,526
1,260	Medtronic PLC	140,351
1,284	ResMed, Inc.	192,086
457	Stryker Corp.	93,621
451	Teleflex, Inc.	159,356
1,271	Varian Medical Systems, Inc. (a)	169,971
405	Zimmer Biomet Holdings, Inc.	58,838
		2,171,715
	Healthcare Services - 0.1%
1,491	Centene Corp. (a)	90,161
2,791	DaVita, Inc. (a)	200,310
284	HCA Healthcare, Inc.	39,380
135	Humana, Inc.	46,066
329	IQVIA Holdings, Inc. (a)	48,027
591	Laboratory Corp. of America Holdings (a)	101,823
1,470	Quest Diagnostics, Inc.	156,629
1,090	Universal Health Services, Inc., Class B	152,044
		834,440
	Healthcare-Products - 0.0% (b)
628	Boston Scientific Corp. (a)	27,161

	Home Builders - 0.1%
2,811	DR Horton, Inc.	155,589
2,533	Lennar Corp., Class A	151,094
7,285	PulteGroup, Inc.	288,850
		595,533
	Home Furnishings - 0.1%
7,590	Leggett & Platt, Inc.	397,109
1,439	Whirlpool Corp.	205,921
		603,030
	Household Products/Wares - 0.1%
1,521	Avery Dennison Corp.	198,293

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
1,135	Church & Dwight Co., Inc.	$79,722
502	Clorox Co.	74,411
249	Kimberly-Clark Corp.	33,949
		386,375
	Housewares - 0.0% (b)
16,999	Newell Brands, Inc.	326,721

	Information - 0.0% (b)
3,224	Fox Corp., Class A	115,290

	Insurance - 0.3%
775	Aflac, Inc.	42,501
440	Allstate Corp.	48,994
1,344	American International Group, Inc.	70,775
462	Aon PLC, Class A	94,068
1,563	Arthur J Gallagher & Co.	145,781
2,502	Assurant, Inc.	332,441
511	Chubb, Ltd.	77,406
1,622	Cincinnati Financial Corp.	173,635
857	Everest Re Group, Ltd.	232,470
1,867	Globe Life, Inc.	191,853
2,544	Hartford Financial Services Group, Inc.	157,372
2,280	Lincoln National Corp.	134,634
1,879	Loews Corp.	95,641
685	Marsh & McLennan Cos., Inc.	74,028
746	MetLife, Inc.	37,233
1,863	Principal Financial Group, Inc.	102,651
424	Progressive Corp.	30,973
486	Prudential Financial, Inc.	45,499
283	Travelers Cos., Inc.	38,692
8,653	Unum Group	265,993
608	Willis Towers Watson PLC	119,436
		2,512,076
	Internet - 0.1%
1,091	eBay, Inc.	38,752
517	Expedia Group, Inc.	52,558
2,152	F5 Networks, Inc. (a)	313,568
10,366	TripAdvisor, Inc.	294,395
3,163	Twitter, Inc. (a)	97,768
499	VeriSign, Inc. (a)	95,179
		892,220
	Iron/Steel - 0.0% (b)
1,893	Nucor Corp.	106,689

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Leisure Time - 0.1%
1,013	Carnival Corp.	$45,666
7,913	Harley-Davidson, Inc.	287,875
3,034	Norwegian Cruise Line Holdings, Ltd. (a)	162,744
566	Royal Caribbean Cruises, Ltd.	67,931
		564,216
	Lodging - 0.1%
908	Hilton Worldwide Holdings, Inc.	95,340
244	Marriott International, Inc., Class A	34,248
3,382	MGM Resorts International	108,055
984	Wynn Resorts, Ltd.	118,916
		356,559
	Machinery - Diversified - 0.1%
404	Cummins, Inc.	73,875
200	Deere & Co.	33,610
1,249	Dover Corp.	139,239
5,870	Flowserve Corp.	285,869
564	Rockwell Automation, Inc.	110,454
207	Roper Technologies, Inc.	74,597
1,502	Wabtec Corp.	118,012
1,461	Xylem, Inc.	113,242
		948,898
	Manufacturing - 0.0% (b)
12,625	Amcor PLC	129,533

	Media - 0.2%
2,845	CBS Corp., Class B	114,881
386	Charter Communications, Inc., Class A (a)	181,424
3,131	Comcast Corp., Class A	138,233
6,067	Discovery, Inc., Class A (a)(f)	199,847
5,369	DISH Network Corp., Class A (a)	183,459
27,027	News Corp., Class A	348,108
424	Walt Disney Co.	64,270
		1,230,222
	Mining - 0.0% (b)
9,992	Freeport-McMoRan, Inc.	113,709
2,464	Newmont Goldcorp Corp.	94,618
		208,327
	Miscellaneous Manufacturing - 0.1%
4,931	AO Smith Corp.	238,660
599	Eaton Corp PLC	55,408
214	Illinois Tool Works, Inc.	37,307

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
795	Ingersoll-Rand PLC	$104,232
428	Parker-Hannifin Corp.	85,082
3,039	Textron, Inc.	140,523
		661,212
	Oil & Gas - 0.3%
7,268	Apache Corp.	161,931
11,393	Cabot Oil & Gas Corp.	181,604
999	Chevron Corp.	117,013
7,214	Cimarex Energy Co.	331,628
1,426	Concho Resources, Inc.	103,471
6,125	Devon Energy Corp.	134,076
1,035	Diamondback Energy, Inc.	80,047
412	EOG Resources, Inc.	29,211
6,857	Helmerich & Payne, Inc.	271,057
2,203	Hess Corp.	136,784
4,268	HollyFrontier Corp.	220,015
11,084	Marathon Oil Corp.	129,129
835	Marathon Petroleum Corp.	50,634
7,324	Noble Energy, Inc.	152,046
779	Occidental Petroleum Corp.	30,046
1,225	Phillips 66	140,532
586	Pioneer Natural Resources Co.	74,914
1,038	Valero Energy Corp.	99,119
		2,443,257
	Oil & Gas Services - 0.1%
5,021	Baker Hughes & GE Co., Class A	112,571
4,027	Halliburton Co.	84,527
8,343	National Oilwell Varco, Inc.	188,134
802	Schlumberger, Ltd.	29,032
6,120	TechnipFMC PLC	115,301
		529,565
	Packaging & Containers - 0.1%
2,198	Ball Corp.	145,200
1,645	Packaging Corp. of America	184,075
5,532	Sealed Air Corp.	208,722
4,647	Westrock Co.	187,414
		725,411
	Pharmaceuticals - 0.1%
2,445	Cardinal Health, Inc.	134,548
775	McKesson Corp.	112,096
1,123	Merck & Co., Inc.	97,903
7,748	Mylan NV (a)	145,507
9,647	Nektar Therapeutics (a)(f)	195,738

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
4,278	Perrigo Co. PLC	$219,162
1,194	Zoetis, Inc., Class A	143,901
		1,048,855
	Pipelines - 0.0% (b)
7,267	Kinder Morgan, Inc.	142,506
2,046	ONEOK, Inc.	145,368
2,089	Williams Cos., Inc.	47,462
		335,336
	Professional, Scientific, and Technical Services - 0.0% (b)
668	CDW Corp/DE	90,213

	Real Estate - 0.0% (b)
1,660	CBRE Group, Inc., Class A (a)	94,653

	Real Estate Investment Trusts - 0.5%
662	Alexandria Real Estate Equities, Inc.	107,588
385	American Tower Corp.	82,401
4,318	Apartment Investment & Management Co., Class A	232,179
273	AvalonBay Communities, Inc.	58,534
603	Boston Properties, Inc.	83,540
210	Crown Castle International Corp.	28,069
558	Digital Realty Trust, Inc.	67,490
4,050	Duke Realty Corp.	142,479
177	Equinix, Inc.	100,332
986	Equity Residential	83,909
262	Essex Property Trust, Inc.	81,791
1,452	Extra Space Storage, Inc.	153,985
1,242	Federal Realty Investment Trust	164,031
3,877	Healthpeak Properties, Inc.	135,230
7,425	Host Hotels & Resorts, Inc.	129,863
5,650	Iron Mountain, Inc.	181,478
10,353	Kimco Realty Corp.	223,832
10,928	Macerich Co. (f)	294,291
1,444	Mid-America Apartment Communities, Inc.	196,543
386	Prologis, Inc.	35,338
147	Public Storage	30,970
1,019	Realty Income Corp.	78,086
2,212	Regency Centers Corp.	143,868
634	SBA Communications Corp.	149,922
198	Simon Property Group, Inc.	29,939
3,051	SL Green Realty Corp.	260,342
2,612	UDR, Inc.	125,507
1,517	Ventas, Inc.	88,456
2,098	Vornado Realty Trust	135,468

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
1,600	Welltower, Inc.	$135,312
3,396	Weyerhaeuser Co.	100,216
		3,860,989

	Retail - 0.5%
968	Advance Auto Parts, Inc.	152,053
110	AutoZone, Inc. (a)	129,571
1,230	Best Buy Co., Inc.	99,187
1,640	CarMax, Inc. (a)	159,506
180	Chipotle Mexican Grill, Inc. (a)	146,506
839	Darden Restaurants, Inc.	99,371
968	Dollar General Corp.	152,325
1,102	Dollar Tree, Inc. (a)	100,789
8,832	Foot Locker, Inc.	353,722
12,338	Gap, Inc.	204,934
1,181	Genuine Parts Co.	123,261
3,757	Kohl’s Corp.	176,617
9,221	L Brands, Inc.	176,490
11,098	Macy’s, Inc. (f)	170,021
555	McDonald’s Corp.	107,936
10,224	Nordstrom, Inc. (f)	390,250
141	O’Reilly Automotive, Inc. (a)	62,361
385	Ross Stores, Inc.	44,718
1,367	Starbucks Corp.	116,783
6,191	Tapestry, Inc.	166,476
1,163	Target Corp.	145,387
1,515	Tiffany & Co.	202,707
1,096	Tractor Supply Co.	103,506
221	Ulta Beauty, Inc. (a)	51,683
611	Walgreens Boots Alliance, Inc.	36,416
729	Walmart, Inc.	86,817
1,011	Yum! Brands, Inc.	101,777
		3,861,170
	Savings & Loans - 0.0% (b)
16,581	People’s United Financial, Inc.	273,587

	Semiconductors - 0.3%
2,786	Advanced Micro Devices, Inc. (a)	109,072
552	Analog Devices, Inc.	62,348
2,335	Applied Materials, Inc.	135,196
3,198	IPG Photonics Corp. (a)	454,404
1,514	KLA Corp.	248,084
810	Lam Research Corp.	216,132
3,022	Maxim Integrated Products, Inc.	171,257

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
1,374	Microchip Technology, Inc. (f)	$129,898
1,260	Micron Technology, Inc. (a)	59,863
4,365	Qorvo, Inc. (a)	454,877
1,031	QUALCOMM, Inc.	86,140
2,323	Skyworks Solutions, Inc.	228,351
821	Xilinx, Inc.	76,172
		2,431,794
	Shipbuilding - 0.0% (b)
879	Huntington Ingalls Industries, Inc.	221,218

	Software - 0.3%
1,494	Activision Blizzard, Inc.	81,916
2,737	Akamai Technologies, Inc. (a)	238,447
956	ANSYS, Inc. (a)	243,484
524	Autodesk, Inc. (a)	94,792
1,386	Broadridge Financial Solutions, Inc.	171,462
1,809	Cadence Design Systems, Inc. (a)	127,082
1,376	Cerner Corp.	98,508
2,209	Citrix Systems, Inc.	249,197
1,056	Electronic Arts, Inc. (a)	106,667
856	Fidelity National Information Services, Inc.	118,256
1,142	Fiserv, Inc. (a)	132,746
132	Intuit, Inc.	34,174
1,718	Jack Henry & Associates, Inc.	261,033
918	Leidos Holdings, Inc.	83,391
567	Microsoft Corp.	85,833
386	MSCI, Inc.	100,047
1,025	Paychex, Inc.	88,273
1,481	Synopsys, Inc. (a)	208,880
1,647	Take-Two Interactive Software, Inc. (a)	199,863
		2,724,051
	Telecommunications - 0.1%
525	Arista Networks, Inc. (a)	102,443
3,400	AT&T, Inc.	127,092
17,118	CenturyLink, Inc. (f)	248,040
10,999	Juniper Networks, Inc.	275,635
1,018	Motorola Solutions, Inc.	170,312
1,457	T-Mobile US, Inc. (a)	114,447
		1,037,969
	Textiles - 0.0% (b)
1,384	Mohawk Industries, Inc. (a)	192,888

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares			Value
	Toys/Games/Hobbies - 0.0% (b)
1,292	Hasbro, Inc.		$131,396

	Transportation - 0.1%
1,737	CH Robinson Worldwide, Inc.		133,488
440	CSX Corp.		31,477
1,772	Expeditors International of Washington, Inc.		132,475
234	FedEx Corp.		37,452
1,479	JB Hunt Transport Services, Inc.		171,002
1,323	Kansas City Southern		201,652
176	Norfolk Southern Corp.		34,056
			741,602
	Water - 0.0% (b)
989	American Water Works Co., Inc.		119,699

	Wholesale Trade - 0.0% (b)
433	DuPont de Nemours, Inc.		28,063
327	Spectrum Brands Holdings, Inc.		20,444
			48,507
	TOTAL COMMON STOCKS (Cost - $54,816,059)		58,043,741

Contracts		Notional Amount
	PURCHASED OPTIONS - 0.3% (a)(c)
	PURCHASED CALL OPTIONS - 0.1%
	iShares MSCI Emerging Markets ETF
10,000	Expiration: January 17, 2020, Exercise Price: $45.50	$42,540,000	135,000
10,000	Expiration: January 17, 2020, Exercise Price: $46.00	42,540,000	75,000
	iShares MSCI Japan ETF
12,000	Expiration: December 13, 2019, Exercise Price: $61.00	71,316,000	72,000
	SPDR S&P 500 ETF Trust
5,000	Expiration: December 31, 2019, Exercise Price: $323.00 (h)	157,155,000	202,500
5,000	Expiration: December 31, 2019, Exercise Price: $335.00 (h)	157,155,000	12,500
	TOTAL PURCHASED CALL OPTIONS (Cost - $1,369,704)		497,000

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Amount	Value
	PURCHASED PUT OPTIONS - 0.2%
	CBOE Volatility Index
6,000	Expiration: December 18, 2019, Exercise Price: $15.00 (h)	$7,572,000	$1,110,000
	SPDR S&P 500 ETF Trust
1,800	Expiration: December 31, 2019, Exercise Price: $310.00 (h)	56,575,800	507,600
	TOTAL PURCHASED PUT OPTIONS (Cost - $1,269,033)		1,617,600

	TOTAL PURCHASED OPTIONS (Cost - $2,638,737)		2,114,600
Shares
	RIGHTS - 0.0% (b)
291	DISH Network Corp. (a)		198
	TOTAL RIGHTS (Cost - $649)		198

	SHORT TERM INVESTMENTS - 0.6%
	Money Market Funds - 0.6%
4,530,378	First American Treasury Obligations Fund, Class X, 1.58% (d)		4,530,378
	TOTAL SHORT TERM INVESTMENTS (Cost - $4,530,378)		4,530,378

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.7%
45,510,621	First American Government Obligations Fund, Class Z, 1.51% (d)		45,510,621
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $45,510,621)		45,510,621

	TOTAL INVESTMENTS - 105.7% (Cost - $818,168,320)		847,714,268
	Liabilities in Excess of Other Assets - (5.7)%		(45,719,159)
	NET ASSETS - 100.0%		$801,995,109

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN OPTIONS - (0.1)% (a)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - 0.0% (b)
	SPDR S&P 500 ETF Trust
5,000	Expiration: December 31, 2019, Exercise Price $330.00	$157,155,000	$32,500
	TOTAL WRITTEN CALL OPTIONS (Premiums Received - $27,290)		32,500

	SCHEDULE OF WRITTEN PUT OPTIONS - (0.1)%
	CBOE Volatility Index
12,000	Expiration: December 18, 2019, Exercise Price $13.50	15,144,000	1,020,000
	TOTAL WRITTEN PUT OPTIONS (Premiums Received - $539,520)		1,020,000

	TOTAL OPTIONS WRITTEN (Premiums Received - $566,810)		$1,052,500

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Less than 0.1%.

(c)	Each Option is exercisable into 100 shares of the underlying security.

(d)	Money Market Fund; interest rate reflects seven-day yield on November 30, 2019.

(e)	All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $78,747,900.

(f)	All or a portion of this security is out on loan as of November 30, 2019.

(g)	Affiliated Security. Please refer to Note 9 of the Notes to Financial Statements.

(h)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon Active Income Fund PORTFOLIO OF INVESTMENTS November 30, 2019

Shares		Value
	INVESTMENT COMPANIES - 98.2%
	Exchange Traded Funds - 98.2%
280,305	Columbia Diversified Fixed Income Allocation ETF (f)	$5,826,139
370,086	First Trust TCW Opportunistic Fixed Income ETF	19,459,122
647,657	Invesco Preferred ETF (f)	9,559,417
514,298	Invesco Senior Loan ETF (f)	11,551,133
249,713	iShares 7-10 Year Treasury Bond ETF (f)	27,860,479
15,345	iShares 20+ Year Treasury Bond ETF (f)	2,154,745
46,042	iShares iBoxx Investment Grade Corporate Bond ETF	5,891,995
480,208	iShares Intermediate-Term Corporate Bond ETF	27,866,470
69,151	iShares JP Morgan USD Emerging Markets Bond ETF	7,753,210
138,696	Janus Henderson Mortgage-Backed Securities ETF (f)	7,276,686
252,375	SPDR Bloomberg Barclays Convertible Securities ETF	13,804,913
283,840	SPDR Doubleline Total Return Tactical ETF (e)(f)	13,905,322
784,094	SPDR Portfolio Intermediate Term Corporate Bond ETF	27,702,041
391,373	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	12,895,740
66,782	Vanguard Total International Bond ETF (f)	3,884,041
320,312	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (f)	16,742,708
90,001	X-Trackers Short Duration High Yield Bond ETF (g)	4,365,499
1,184,497	X-Trackers USD High Yield Corporate Bond ETF	59,059,020
	TOTAL EXCHANGE TRADED FUNDS (Cost - $273,588,336)	277,558,680

	SHORT TERM INVESTMENTS - 1.7%
	Money Market Funds - 1.7%
4,916,965	First American Treasury Obligations Fund, Class X, 1.58% (d)	4,916,965
	TOTAL SHORT TERM INVESTMENTS (Cost - $4,916,965)	4,916,965

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.4%
23,706,285	First American Government Obligations Fund, Class Z, 1.51% (d)	23,706,285
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $23,706,285)	23,706,285

	TOTAL INVESTMENTS - 108.3% (Cost - $302,211,586)	306,181,930
	Liabilities in Excess of Other Assets - (8.3)%	(23,414,103)
	NET ASSETS - 100.0%	$282,767,827

See accompanying notes to financial statements.

Horizon Active Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN OPTIONS - 0.0% (a)(b)(c)
	SCHEDULE OF WRITTEN PUT OPTIONS - 0.0% (b)
	iShares iBoxx High Yield Corporate Bond ETF
500	Expiration: December 20, 2019, Exercise Price $86.00	$4,347,000	$14,500
	TOTAL WRITTEN PUT OPTIONS (Premiums Received - $21,715)		14,500

	TOTAL OPTIONS WRITTEN (Premiums Received - $21, 715)		$14,500

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Less than 0.1%.

(c)	Each Option is exercisable into 100 shares of the underlying security.

(d)	Money Market Fund; interest rate reflects seven-day yield on November 30, 2019.

(e)	All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $4,899,000.

(f)	All or a portion of this security is out on loan as of November 30, 2019.

(g)	Affiliated Security. Please refer to Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS November 30, 2019

Shares		Value
	COMMON STOCKS - 91.9%
	Aerospace/Defense - 2.8%
13,303	Lockheed Martin Corp.	$5,201,872

	Agriculture - 2.3%
97,005	Archer-Daniels-Midland Co.	4,164,424

	Auto Manufacturers - 3.4%
191,726	Daimler AG (e)	2,686,081
25,631	Toyota Motor Corp. - ADR	3,593,723
		6,279,804
	Banks - 14.0%
94,839	Citizens Financial Group, Inc.	3,647,508
184,503	Huntington Bancshares, Inc.	2,747,250
316,162	ING Groep NV - ADR (e)	3,642,186
32,275	JPMorgan Chase & Co.	4,252,554
189,238	KeyCorp	3,669,325
218,352	Regions Financial Corp.	3,633,377
78,104	Wells Fargo & Co.	4,253,544
		25,845,744
	Beverages - 2.6%
34,549	PepsiCo, Inc.	4,692,791

	Biotechnology - 2.4%
18,874	Amgen, Inc.	4,430,105

	Chemicals - 4.3%
185,368	BASF SE - ADR	3,468,235
92,080	Nutrien, Ltd.	4,366,434
		7,834,669
	Electric - 7.4%
43,697	Dominion Energy, Inc.	3,631,658
22,076	DTE Energy Co.	2,758,175
52,025	Duke Energy Corp.	4,587,044
22,674	Entergy Corp.	2,639,027
		13,615,904
	Electronics - 2.1%
21,316	Honeywell International, Inc.	3,805,972

	Food - 2.0%
69,201	General Mills, Inc.	3,689,797

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Gas - 3.0%
25,573	Atmos Energy Corp.	$2,735,288
102,897	NiSource, Inc.	2,721,626
		5,456,914
	Healthcare Services - 1.8%
11,769	UnitedHealth Group, Inc.	3,293,790

	Manufacturing - 5.4%
46,296	BMW A G Sponsored ADR	1,243,973
76,133	British American Tobacco PLC - ADR	3,015,628
89,188	Imperial Brands PLC - ADR	1,969,271
61,914	Unilever NV, NY Shares	3,686,979
		9,915,851
	Media - 1.0%
79,386	Viacom, Inc., Class B	1,910,821

	Mining - 2.0%
68,703	Rio Tinto PLC - ADR	3,748,436

	Oil & Gas - 3.0%
52,866	Exxon Mobil Corp.	3,601,760
47,345	Occidental Petroleum Corp.	1,826,097
		5,427,857
	Pharmaceuticals - 10.6%
37,950	Bristol-Myers Squibb Co.	2,160,873
57,806	Cardinal Health, Inc.	3,181,064
41,443	CVS Health Corp.	3,119,415
109,500	GlaxoSmithKline PLC - ADR	4,980,060
27,765	Merck & Co., Inc.	2,420,553
98,114	Pfizer, Inc.	3,779,351
		19,641,316
	Professional, Scientific, and Technical Services - 0.8%
139,990	Publicis Groupe SA - ADR	1,530,091

	Real Estate and Rental and Leasing - 0.5%
38,744	Kennedy-Wilson Holdings, Inc.	876,002

	Real Estate Investment Trusts - 4.0%
171,956	Macerich Co. (e)	4,630,775
18,345	Simon Property Group, Inc.	2,773,947
		7,404,722

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Retail - 3.3%
69,975	Kohl’s Corp.	$3,289,525
47,007	Walgreens Boots Alliance, Inc.	2,801,617
		6,091,142
	Semiconductors - 1.4%
30,328	QUALCOMM, Inc.	2,533,904

	Telecommunications - 8.3%
122,346	AT&T, Inc.	4,573,294
73,629	Cisco Systems, Inc.	3,336,130
109,798	NTT DoCoMo, Inc. - ADR	3,013,406
76,530	Verizon Communications, Inc.	4,610,167
		15,532,997
	Transportation - 2.0%
30,167	United Parcel Service, Inc., Class B	3,611,895

	Utilities - 1.5%
62,105	UGI Corp.	2,704,673

	TOTAL COMMON STOCKS (Cost - $163,897,536)	169,241,493

	CONVERTIBLE PREFERRED STOCKS - 0.8%
	Manufacturing - 0.3%
2,900	Energizer Holdings, Inc., 7.5%, January 15, 2022	303,543
6,000	International Flavors & Fragrances, Inc., 6.0%, September 15, 2021	310,500
		614,043
	Mining, Quarrying, and Oil and Gas Extraction - 0.3%
10,235	Chesapeake Energy Corp., 4.5%, Perpetually Convertible (e)	218,620
14,633	Nabors Industries, Ltd., 6.0%, May 1, 2021	246,127
		464,747
	Real Estate Investment Trusts - 0.2%
35,472	CBL & Associates Properties, Inc., 6.6%, Perpetually Convertible (e)	358,977

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $1,382,563)	1,437,767

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Amount	Value
	PURCHASED OPTIONS - 0.1% (a)(c)
	PURCHASED CALL OPTIONS - 0.0% (b)
	CBOE Volatility Index
700	Expiration: December 18, 2019, Exercise Price $20.00	$883,400	$24,500
	iShares MSCI Emerging Markets ETF
1,000	Expiration: January 17, 2020, Exercise Price: $45.50	4,254,000	13,500
1,000	Expiration: January 17, 2020, Exercise Price: $46.00	4,254,000	7,500
	TOTAL PURCHASED CALL OPTIONS (Cost - $123,500)		45,500

	PURCHASED PUT OPTIONS - 0.1%
	Invesco QQQ Trust Series 1
425	Expiration: December 31, 2019, Exercise Price: $198.00 (f)	8,716,750	57,162
	SPDR S&P Regional Banking ETF
700	Expiration: December 20, 2019, Exercise Price: $54.00	3,935,400	29,750
	VanEck Vectors Semiconductor ETF
250	Expiration: December 20, 2019, Exercise Price: $129.00	3,322,750	35,500
	TOTAL PURCHASED PUT OPTIONS (Cost - $251,666)		122,412

	TOTAL PURCHASED OPTIONS (Cost - $375,166)		167,912

Shares
	SHORT TERM INVESTMENTS - 8.1%
	Money Market Funds - 8.1%
14,825,163	First American Treasury Obligations Fund, Class X, 1.58% (d)		14,825,163
	TOTAL SHORT TERM INVESTMENTS (Cost - $14,825,163)		14,825,163

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.9%
8,856,026	First American Government Obligations Fund, Class Z, 1.51% (d)		8,856,026
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $8,856,026)		8,856,026

	TOTAL INVESTMENTS - 105.8% (Cost - $189,336,454)		194,528,361
	Liabilities in Excess of Other Assets - (5.8)%		(10,623,995)
	NET ASSETS - 100.0%		$183,904,366

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN OPTIONS - 0.0% (a)(b)(c)
	SCHEDULE OF WRITTEN PUT OPTIONS - 0.0% (b)
	Invesco QQQ Trust Series 1
425	Expiration: December 31, 2019, Exercise Price $192.00	$8,716,750	$29,325
	TOTAL WRITTEN PUT OPTIONS (Premiums Received - $65,205)		29,325

	TOTAL OPTIONS WRITTEN (Premiums Received - $65,205)		$29,325

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Less than 0.1%.

(c)	Each Option is exercisable into 100 shares of the underlying security.

(d)	Money Market Fund; rate reflects seven-day yield on November 30, 2019.

(e)	All or a portion of this security is out on loan as of November 30, 2019.

(f)	Held in connection with a written option, see Schedule of Written Options for more details.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS November 30, 2019

Shares		Value
	COMMON STOCKS - 100.0%
	Aerospace/Defense - 2.6%
3,396	Arconic, Inc.	$105,140
4,068	Boeing Co. (e)	1,489,620
2,086	General Dynamics Corp.	379,110
2,040	Lockheed Martin Corp.	797,701
1,220	Northrop Grumman Corp.	429,160
2,010	Raytheon Co.	437,014
381	TransDigm Group, Inc.	216,065
6,242	United Technologies Corp. (e)	925,938
		4,779,748
	Agriculture - 0.6%
4,025	Archer-Daniels-Midland Co.	172,793
11,258	Philip Morris International, Inc. (e)	933,626
		1,106,419
	Agriculture, Forestry, Fishing and Hunting - 0.1%
5,416	Corteva, Inc.	140,924

	Airlines - 0.3%
3,218	American Airlines Group, Inc.	92,485
4,703	Delta Air Lines, Inc.	269,529
1,855	United Airlines Holdings, Inc. (a)	172,144
		534,158
	Apparel - 0.7%
11,337	Nike, Inc., Class B (e)	1,059,896
2,877	VF Corp.	254,730
		1,314,626
	Auto Manufacturers - 0.4%
28,879	Ford Motor Co.	261,644
10,332	General Motors Co.	371,952
2,503	PACCAR, Inc.	203,669
		837,265
	Auto Parts & Equipment - 0.1%
1,849	Aptiv PLC	173,584

	Banks - 6.4%
67,383	Bank of America Corp. (e)	2,245,201
6,817	Bank of New York Mellon Corp.	333,828
5,540	BB&T Corp.	303,149
3,401	Capital One Financial Corp.	340,134
16,350	Citigroup, Inc. (e)	1,228,212
3,230	Citizens Financial Group, Inc.	124,226

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
5,284	Fifth Third Bancorp	$159,524
2,705	Goldman Sachs Group, Inc.	598,752
23,142	JPMorgan Chase & Co. (e)	3,049,190
7,256	KeyCorp	140,694
962	M&T Bank Corp.	158,480
11,959	Morgan Stanley	591,731
1,551	Northern Trust Corp.	166,329
3,218	PNC Financial Services Group, Inc.	493,030
7,217	Regions Financial Corp.	120,091
2,691	State Street Corp.	202,094
31,893	Wells Fargo & Co. (e)	1,736,893
		11,991,558
	Beverages - 1.9%
30,950	Coca-Cola Co. (e)	1,652,730
1,383	Constellation Brands, Inc., Class A	257,321
3,941	Monster Beverage Corp. (a)	235,751
10,118	PepsiCo, Inc. (e)	1,374,328
		3,520,130
	Biotechnology - 1.7%
4,336	Amgen, Inc. (e)	1,017,746
1,331	Biogen, Inc. (a)	399,047
9,164	Gilead Sciences, Inc.	616,188
1,060	Illumina, Inc. (a)	340,006
1,552	Incyte Corp. (a)	146,136
791	Regeneron Pharmaceuticals, Inc. (a)	291,879
1,855	Vertex Pharmaceuticals, Inc. (a)	411,346
		3,222,348
	Building Materials - 0.3%
5,755	Johnson Controls International PLC	246,487
447	Martin Marietta Materials, Inc.	119,975
2,139	Masco Corp.	99,570
951	Vulcan Materials Co.	134,918
		600,950
	Chemicals - 1.4%
1,591	Air Products & Chemicals, Inc.	376,001
891	Celanese Corp.	111,883
5,373	Dow, Inc.	286,757
1,006	FMC Corp.	98,548
769	International Flavors & Fragrances, Inc. (f)	108,606
3,906	Linde PLC	805,456
2,423	LyondellBasell Industries NV, Class A	224,224
1,705	PPG Industries, Inc.	219,672

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
662	Sherwin-Williams Co.	$386,032
		2,617,179
	Commercial Services - 2.0%
3,135	Automatic Data Processing, Inc.	535,395
735	Cintas Corp.	188,939
2,077	Ecolab, Inc.	387,714
870	Equifax, Inc.	121,487
620	FleetCor Technologies, Inc. (a)	190,290
1,129	Global Payments, Inc.	204,462
2,898	IHS Markit, Ltd. (a)	210,540
1,363	Moody’s Corp.	308,951
8,513	PayPal Holdings, Inc. (a)	919,489
1,779	S&P Global, Inc.	470,812
1,178	Verisk Analytics, Inc.	173,732
		3,711,811
	Computers - 6.0%
4,614	Accenture PLC, Class A	928,152
32,713	Apple, Inc. (e)	8,742,550
3,993	Cognizant Technology Solutions Corp., Class A	255,991
9,446	Hewlett Packard Enterprise Co.	149,530
10,726	HP, Inc.	215,378
6,409	International Business Machines Corp. (e)	861,690
		11,153,291
	Cosmetics/Personal Care - 1.7%
6,207	Colgate-Palmolive Co.	420,959
2,609	Estee Lauder Cos., Inc., Class A	509,981
18,111	Procter & Gamble Co. (e)	2,210,629
		3,141,569
	Distribution/Wholesale - 0.2%
1,655	Copart, Inc. (a)	147,295
4,146	Fastenal Co.	147,266
392	WW Grainger, Inc.	124,244
		418,805
	Diversified Financial Services - 4.5%
6,001	American Express Co.	720,840
942	Ameriprise Financial, Inc.	154,366
1,122	BlackRock, Inc. (e)	555,289
9,460	Charles Schwab Corp.	468,270
2,586	CME Group, Inc.	524,260
2,298	Discover Financial Services	195,031
4,054	Intercontinental Exchange, Inc.	381,765
7,341	MasterCard, Inc., Class A (e)	2,145,261

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
1,188	Nasdaq, Inc.	$124,502
4,798	Synchrony Financial	179,493
1,700	T. Rowe Price Group, Inc.	210,052
14,358	Visa, Inc., Class A (e)	2,649,195
		8,308,324
	Electric - 3.0%
1,714	Alliant Energy Corp.	90,842
1,829	Ameren Corp.	135,950
3,569	American Electric Power Co., Inc.	326,028
3,624	CenterPoint Energy, Inc.	89,006
2,050	CMS Energy Corp.	125,665
2,399	Consolidated Edison, Inc.	208,449
5,811	Dominion Energy, Inc.	482,952
1,321	DTE Energy Co.	165,046
5,267	Duke Energy Corp.	464,391
2,586	Edison International	178,693
1,434	Entergy Corp.	166,903
1,699	Evergy, Inc.	107,496
2,337	Eversource Energy	193,130
7,016	Exelon Corp.	311,510
3,848	FirstEnergy Corp.	183,511
3,465	NextEra Energy, Inc.	810,186
5,221	PPL Corp.	177,671
3,653	Public Service Enterprise Group, Inc.	216,659
1,982	Sempra Energy	291,889
7,812	Southern Co.	484,266
2,277	WEC Energy Group, Inc.	201,856
3,723	Xcel Energy, Inc.	228,927
		5,641,026
	Electrical Components & Equipment - 0.4%
1,650	AMETEK, Inc.	163,367
4,450	Emerson Electric Co.	328,677
1,612	L3Harris Technologies, Inc.	324,157
		816,201
	Electronics - 1.2%
2,234	Agilent Technologies, Inc.	180,440
2,148	Amphenol Corp., Class A	223,392
5,648	Corning, Inc.	164,018
2,426	Fortive Corp.	175,084
1,372	Garmin, Ltd.	134,031
5,203	Honeywell International, Inc.	928,996
1,354	Keysight Technologies, Inc. (a)	144,918
173	Mettler-Toledo International, Inc. (a)	124,458

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
2,428	TE Connectivity, Ltd.	$225,100
		2,300,437
	Engineering & Construction - 0.0% (b)
977	Jacobs Engineering Group, Inc.	89,972

	Environmental Control - 0.3%
2,317	Republic Services, Inc.	205,402
3,066	Waste Management, Inc.	346,182
		551,584
	Finance and Insurance - 0.1%
1,189	First Republic Bank	130,671
269	MarketAxess Holdings, Inc.	108,628
		239,299
	Food - 1.2%
4,362	General Mills, Inc.	232,582
1,510	Hershey Co.	223,722
3,861	Hormel Foods Corp.	171,930
2,457	Kellogg Co.	160,000
8,829	Kraft Heinz Co.	269,284
10,437	Mondelez International, Inc., Class A	548,360
3,709	Sysco Corp.	298,760
2,635	Tyson Foods, Inc., Class A	236,860
		2,141,498
	Forest Products & Paper - 0.1%
2,838	International Paper Co.	131,513

	Gas - 0.0% (b)
851	Atmos Energy Corp.	91,023

	Hand/Machine Tools - 0.1%
1,091	Stanley Black & Decker, Inc.	172,094

	Healthcare Products - 3.7%
12,790	Abbott Laboratories (e)	1,092,906
3,692	Baxter International, Inc.	302,633
1,948	Becton Dickinson & Co.	503,558
354	Cooper Cos., Inc.	110,834
5,188	Danaher Corp. (f)	757,344
1,500	Edwards Lifesciences Corp. (a)	367,410
618	IDEXX Laboratories, Inc. (a)	155,477
830	Intuitive Surgical, Inc. (a)	492,107
9,708	Medtronic PLC (e)	1,081,374
1,034	ResMed, Inc.	154,686

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
2,704	Stryker Corp.	$553,941
331	Teleflex, Inc.	116,956
2,892	Thermo Fisher Scientific, Inc.	907,943
1,481	Zimmer Biomet Holdings, Inc.	215,160
		6,812,329
	Healthcare Services - 2.0%
1,848	Anthem, Inc.	533,444
2,988	Centene Corp. (a)	180,684
2,460	HCA Healthcare, Inc.	341,104
971	Humana, Inc.	331,334
1,411	IQVIA Holdings, Inc. (a)	205,978
703	Laboratory Corp. of America Holdings (a)	121,120
6,857	UnitedHealth Group, Inc. (e)	1,919,068
		3,632,732
	Healthcare-Products - 0.2%
10,079	Boston Scientific Corp. (a)	435,917

	Home Builders - 0.2%
2,673	DR Horton, Inc.	147,951
2,268	Lennar Corp., Class A	135,286
		283,237
	Household Products/Wares - 0.3%
905	Clorox Co.	134,148
2,487	Kimberly-Clark Corp.	339,078
		473,226
	Insurance - 4.2%
5,355	Aflac, Inc.	293,668
2,378	Allstate Corp.	264,790
6,292	American International Group, Inc.	331,337
1,703	Aon PLC, Class A	346,748
1,341	Arthur J Gallagher & Co.	125,075
17,733	Berkshire Hathaway, Inc., Class B (a)(e)	3,906,580
3,292	Chubb, Ltd.	498,672
1,177	Cincinnati Financial Corp.	125,998
2,613	Hartford Financial Services Group, Inc.	161,640
2,183	Loews Corp.	111,115
3,660	Marsh & McLennan Cos., Inc.	395,536
6,773	MetLife, Inc.	338,041
2,012	Principal Financial Group, Inc.	110,861
4,228	Progressive Corp.	308,855
2,903	Prudential Financial, Inc.	271,779
1,880	Travelers Cos., Inc.	257,034
		7,847,729

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Internet - 10.4%
5,012	Alphabet, Inc., Class A (a)(e)	$6,536,099
3,574	Amazon.com, Inc. (a)(e)	6,436,059
303	Booking Holdings, Inc. (a)	576,921
6,066	eBay, Inc.	215,464
1,108	Expedia Group, Inc.	112,639
20,651	Facebook, Inc. Class A (a)(e)	4,164,068
3,164	Netflix, Inc. (a)(e)	995,584
5,591	Twitter, Inc. (a)	172,818
852	VeriSign, Inc. (a)	162,511
		19,372,163
	Iron/Steel - 0.1%
2,190	Nucor Corp.	123,428

	Leisure Time - 0.3%
4,907	Carnival Corp.	221,208
1,685	Norwegian Cruise Line Holdings, Ltd. (a)	90,383
1,510	Royal Caribbean Cruises, Ltd.	181,230
		492,821
	Lodging - 0.4%
2,069	Hilton Worldwide Holdings, Inc.	217,245
2,379	Marriott International, Inc., Class A	333,916
3,768	MGM Resorts International	120,388
791	Wynn Resorts, Ltd.	95,592
		767,141
	Machinery - Construction & Mining - 0.3%
4,068	Caterpillar, Inc.	588,762

	Machinery - Diversified - 0.7%
1,136	Cummins, Inc.	207,729
2,273	Deere & Co.	381,978
1,049	Dover Corp.	116,942
842	Rockwell Automation, Inc.	164,897
749	Roper Technologies, Inc.	269,917
1,382	Wabtec Corp.	108,584
1,298	Xylem, Inc.	100,608
		1,350,655
	Manufacturing - 0.1%
11,766	Amcor PLC	120,719
544	IDEX Corp.	88,531
		209,250

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Media - 2.3%
1,785	Charter Communications, Inc., Class A (a)	$838,968
32,899	Comcast Corp. (e)	1,452,491
13,034	Walt Disney Co. (e)	1,975,693
		4,267,152
	Mining - 0.2%
10,498	Freeport-McMoRan, Inc.	119,467
5,930	Newmont Goldcorp Corp.	227,712
		347,179
	Miscellaneous Manufacturing - 1.4%
4,159	3M Co. (e)	706,073
3,035	Eaton Corp PLC	280,737
63,177	General Electric Co.	712,005
2,336	Illinois Tool Works, Inc.	407,235
1,743	Ingersoll-Rand PLC	228,525
925	Parker-Hannifin Corp.	183,881
		2,518,456
	Oil & Gas - 3.3%
13,738	Chevron Corp. (e)	1,609,132
1,451	Concho Resources, Inc.	105,285
8,032	ConocoPhillips	481,438
1,175	Diamondback Energy, Inc.	90,874
4,199	EOG Resources, Inc.	297,709
30,627	Exxon Mobil Corp. (e)	2,086,618
2,199	Hess Corp.	136,536
4,762	Marathon Petroleum Corp.	288,768
6,470	Occidental Petroleum Corp.	249,548
3,243	Phillips 66	372,037
1,204	Pioneer Natural Resources Co.	153,919
2,996	Valero Energy Corp.	286,088
		6,157,952
	Oil & Gas Services - 0.4%
7,510	Baker Hughes & GE Co., Class A	168,374
6,336	Halliburton Co.	132,993
10,006	Schlumberger, Ltd.	362,217
3,431	TechnipFMC PLC	64,640
		728,224
	Packaging & Containers - 0.1%
2,396	Ball Corp.	158,280

	Pharmaceuticals - 5.4%
10,698	AbbVie, Inc. (e)	938,535

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
11,835	Bristol-Myers Squibb Co.	$673,885
2,730	Cigna Corp.	545,782
9,410	CVS Health Corp.	708,291
6,986	Eli Lilly & Co. (e)	819,807
19,102	Johnson & Johnson (e)	2,626,334
1,333	McKesson Corp.	192,805
18,533	Merck & Co., Inc. (e)	1,615,707
40,035	Pfizer, Inc. (e)	1,542,148
3,452	Zoetis, Inc., Class A	416,035
		10,079,329
	Pipelines - 0.4%
16,385	Kinder Morgan, Inc.	321,310
2,984	ONEOK, Inc.	212,013
8,771	Williams Cos., Inc.	199,277
		732,600
	Real Estate - 0.1%
2,430	CBRE Group, Inc., Class A (a)	138,559

	Real Estate and Rental and Leasing - 0.1%
3,552	Healthpeak Properties, Inc.	123,894

	Real Estate Investment Trusts - 2.8%
814	Alexandria Real Estate Equities, Inc.	132,291
3,200	American Tower Corp.	684,896
1,006	AvalonBay Communities, Inc.	215,697
1,113	Boston Properties, Inc.	154,195
3,005	Crown Castle International Corp.	401,648
1,573	Digital Realty Trust, Inc.	190,254
2,643	Duke Realty Corp.	92,981
609	Equinix, Inc.	345,212
2,681	Equity Residential	228,153
473	Essex Property Trust, Inc.	147,661
925	Extra Space Storage, Inc.	98,096
5,284	Host Hotels & Resorts, Inc.	92,417
823	Mid-America Apartment Communities, Inc.	112,019
4,559	Prologis, Inc.	417,376
1,258	Public Storage	265,035
2,298	Realty Income Corp.	176,096
1,322	Regency Centers Corp.	85,983
812	SBA Communications Corp.	192,014
2,224	Simon Property Group, Inc.	336,291
2,115	UDR, Inc.	101,626
2,691	Ventas, Inc.	156,912
1,425	Vornado Realty Trust	92,012

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
2,928	Welltower, Inc.	$247,621
5,386	Weyerhaeuser Co.	158,941
		5,125,427

	Retail - 6.0%
173	AutoZone, Inc. (a)	203,780
1,926	Best Buy Co., Inc.	155,313
1,194	CarMax, Inc. (a)	116,129
198	Chipotle Mexican Grill, Inc. (a)	161,156
3,178	Costco Wholesale Corp.	952,796
882	Darden Restaurants, Inc.	104,464
1,855	Dollar General Corp.	291,903
1,707	Dollar Tree, Inc. (a)	156,122
1,052	Genuine Parts Co.	109,797
7,921	Home Depot, Inc. (e)	1,746,660
5,582	Lowe’s Cos., Inc.	654,824
5,494	McDonald’s Corp. (e)	1,068,473
549	O’Reilly Automotive, Inc. (a)	242,812
2,635	Ross Stores, Inc.	306,055
8,660	Starbucks Corp.	739,824
3,694	Target Corp.	461,787
8,747	TJX Cos., Inc.	534,704
858	Tractor Supply Co.	81,030
420	Ulta Beauty, Inc. (a)	98,221
6,532	Walgreens Boots Alliance, Inc.	389,307
20,660	Walmart, Inc. (e)	2,460,399
2,198	Yum! Brands, Inc.	221,273
		11,256,829
	Semiconductors - 4.0%
7,853	Advanced Micro Devices, Inc. (a)	307,445
2,669	Analog Devices, Inc.	301,464
6,683	Applied Materials, Inc.	386,946
2,877	Broadcom, Inc. (e)	909,736
32,067	Intel Corp. (e)	1,861,489
1,147	KLA Corp.	187,947
1,041	Lam Research Corp.	277,770
1,718	Microchip Technology, Inc.	162,420
7,985	Micron Technology, Inc. (a)	379,367
4,405	NVIDIA Corp.	954,740
8,795	QUALCOMM, Inc.	734,822
6,754	Texas Instruments, Inc.	811,898
1,824	Xilinx, Inc.	169,231
		7,445,275

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Software - 8.1%
5,549	Activision Blizzard, Inc.	$304,252
3,509	Adobe, Inc. (a)(e)	1,086,141
1,586	Autodesk, Inc. (a)	286,907
2,024	Cadence Design Systems, Inc. (a)	142,186
2,299	Cerner Corp.	164,585
2,128	Electronic Arts, Inc. (a)	214,949
4,435	Fidelity National Information Services, Inc.	612,695
4,916	Fiserv, Inc. (a)	571,436
1,876	Intuit, Inc.	485,678
55,271	Microsoft Corp. (e)	8,366,924
609	MSCI, Inc.	157,847
24,146	Oracle Corp. (e)	1,355,557
2,594	Paychex, Inc.	223,395
6,342	salesforce.com, Inc. (a)	1,033,048
1,083	Synopsys, Inc. (a)	152,746
		15,158,346
	Telecommunications - 3.2%
52,894	AT&T, Inc. (e)	1,977,178
30,988	Cisco Systems, Inc. (e)	1,404,066
1,199	Motorola Solutions, Inc.	200,593
6,179	T-Mobile US, Inc. (a)	485,360
29,936	Verizon Communications, Inc. (e)	1,803,345
		5,870,542
	Toys/Games/Hobbies - 0.0% (b)
908	Hasbro, Inc.	92,344

	Transportation - 1.7%
1,049	CH Robinson Worldwide, Inc.	80,616
5,774	CSX Corp.	413,072
1,229	Expeditors International of Washington, Inc.	91,880
1,883	FedEx Corp.	301,374
782	JB Hunt Transport Services, Inc.	90,415
717	Kansas City Southern	109,285
1,902	Norfolk Southern Corp.	368,037
5,093	Union Pacific Corp.	896,317
6,210	United Parcel Service, Inc., Class B	743,523
		3,094,519
	Water - 0.1%
1,303	American Water Works Co., Inc.	157,702

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares			Value
	Wholesale Trade - 0.2%
5,389	DuPont de Nemours, Inc. (e)		$349,261

	TOTAL COMMON STOCKS (Cost - $163,507,486)		185,938,596

Contracts		Notional Amount
	PURCHASED OPTIONS - 0.7% (c)
	PURCHASED CALL OPTIONS - 0.0%
	SPDR S&P 500 ETF Trust (g)
500	Expiration: December 31, 2019, Exercise Price: $323.00 (a)	$15,715,500	20,250
1,000	Expiration: December 31, 2019, Exercise Price: $335.00 (a)	31,431,000	2,500
	TOTAL PURCHASED CALL OPTIONS (Cost - $71,838)		22,750

	PURCHASED PUT OPTIONS - 0.7%
	S&P 500 Index (g)
160	Expiration: December 20, 2019, Exercise Price: $2,960.00 (a)	50,255,680	77,600
166	Expiration: January 17, 2020, Exercise Price: $2,950.00 (a)	52,140,268	249,830
200	Expiration: February 21, 2020, Exercise Price: $3,040.00 (a)	62,819,600	924,000
	TOTAL PURCHASED PUT OPTIONS (Cost - $3,450,825)		1,251,430

	TOTAL PURCHASED OPTIONS (Cost - $3,522,663)		1,274,180

Shares
	SHORT TERM INVESTMENTS - 1.2%
	Money Market Funds - 1.2%
2,311,392	First American Treasury Obligations Fund, Class X, 1.58% (d)		2,311,392
	TOTAL SHORT TERM INVESTMENTS (Cost - $2,311,392)		2,311,392

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.4%
887,890	First American Government Obligations Fund, Class Z, 1.51% (d)		878,890
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $878,890)		878,890

	TOTAL INVESTMENTS - 102.3% (Cost - $170,220,431)		190,403,058
	Liabilities in Excess of Other Assets - (2.3)%		(4,273,754)
	NET ASSETS - 100.0%		$186,129,304

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN OPTIONS - (2.1)% (a)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - (1.8)%
	S&P 500 Index
40	Expiration: December 20, 2019, Exercise Price $3,070.00	$12,563,920	$349,000
120	Expiration: December 20, 2019, Exercise Price $3,110.00	37,691,760	646,800
100	Expiration: December 20, 2019, Exercise Price $3,150.00	31,409,800	264,500
166	Expiration: January 17, 2020, Exercise Price $3,090.00	52,140,268	1,523,880
200	Expiration: February 21, 2020, Exercise Price $3,190.00	62,819,600	979,000
	SPDR S&P 500 ETF Trust
500	Expiration: December 31, 2019, Exercise Price $330.00	15,715,500	3,250
	TOTAL WRITTEN CALL OPTIONS (Premiums Received - $1,896,652)		3,766,430

	SCHEDULE OF WRITTEN PUT OPTIONS - (0.3)%
	S&P 500 Index
100	Expiration: December 20, 2019, Exercise Price $3,000.00	31,409,800	69,000
75	Expiration: December 20, 2019, Exercise Price $3,050.00	23,557,350	82,500
195	Expiration: January 17, 2020, Exercise Price $2,820.00	61,249,110	132,600
200	Expiration: February 21, 2020, Exercise Price $2,800.00	62,819,600	314,000
	TOTAL WRITTEN PUT OPTIONS (Premiums Received - $1,282,176)		598,100

	TOTAL OPTIONS WRITTEN (Premiums Received - $3,178,828)		$4,364,530

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Less than 0.1%.

(c)	Each Option is exercisable into 100 shares of the underlying security.

(d)	Money Market Fund; interest rate reflects seven-day yield on November 30, 2019.

(e)	All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $93,460,940.

(f)	All or a portion of this security is out on loan as of November 30, 2019.

(g)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS November 30, 2019

Shares		Value
	INVESTMENT COMPANIES - 62.0%
	Exchange Traded Funds - 62.0%
15,223	iShares 20+ Year Treasury Bond ETF	$2,137,614
91,346	iShares Global Infrastructure ETF	4,275,906
31,400	iShares iBoxx Investment Grade Corporate Bond ETF	4,018,258
184,595	iShares International Select Dividend ETF	5,977,186
26,643	iShares JP Morgan USD Emerging Markets Bond ETF	2,987,213
126,077	SPDR Bloomberg Barclays Convertible Securities ETF	6,896,412
33,597	SPDR S&P 500 ETF (e)(f)	10,559,873
189,352	X-Trackers USD High Yield Corporate Bond ETF	9,441,091
	TOTAL EXCHANGE TRADED FUNDS (Cost - $45,550,753)	46,293,553

	COMMON STOCKS - 21.3%
	Advertising - 0.1%
3,450	Interpublic Group of Cos., Inc.	77,280

	Aerospace/Defense - 0.1%
148	Lockheed Martin Corp.	57,873

	Agriculture - 0.4%
3,287	Altria Group, Inc.	163,364
1,692	Philip Morris International, Inc.	140,318
		303,682
	Auto Manufacturers - 0.3%
18,994	Ford Motor Co.	172,086
2,347	General Motors Co.	84,492
		256,578
	Banks - 0.7%
1,538	BB&T Corp.	84,160
6,697	Huntington Bancshares, Inc.	99,718
5,211	KeyCorp	101,041
3,754	PacWest Bancorp	139,799
4,129	Umpqua Holdings Corp.	67,592
		492,310
	Beverages - 0.1%
1,850	Coca-Cola Co.	98,790

	Chemicals - 0.2%
1,241	LyondellBasell Industries NV, Class A	114,842

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Commercial Services - 0.2%
2,003	H&R Block, Inc.	$48,833
3,735	Western Union Co.	100,397
		149,230
	Computers - 0.2%
978	International Business Machines Corp.	131,492

	Diversified Financial Services - 0.6%
9,442	Invesco, Ltd.	165,802
3,735	Lazard, Ltd., Class A	144,320
6,237	Navient Corp.	89,501
3,912	Waddell & Reed Financial, Inc., Class A	63,179
		462,802
	Electric - 1.9%
1,531	Alliant Energy Corp.	81,143
931	American Electric Power Co., Inc.	85,047
3,014	CenterPoint Energy, Inc.	74,024
782	CMS Energy Corp.	47,937
1,827	Dominion Energy, Inc.	151,842
588	DTE Energy Co.	73,465
978	Entergy Corp.	113,829
746	Eversource Energy	61,649
1,370	Exelon Corp.	60,828
2,077	FirstEnergy Corp.	99,052
236	NextEra Energy, Inc.	55,181
797	Pinnacle West Capital Corp.	69,650
4,507	PPL Corp.	153,373
1,278	Public Service Enterprise Group, Inc.	75,798
610	Sempra Energy	89,835
661	WEC Energy Group, Inc.	58,598
888	Xcel Energy, Inc.	54,603
		1,405,854
	Electrical Components & Equipment - 0.1%
982	Emerson Electric Co.	72,531

	Electronics - 0.1%
399	Garmin, Ltd.	38,978

	Finance and Insurance - 0.2%
363	Bank of Hawaii Corp.	32,710
3,104	FNB Corp/PA	38,552
2,526	Old Republic International Corp.	56,986
547	Trustmark Corp.	18,795

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
957	United Bankshares, Inc.	$36,242
		183,285
	Food - 0.2%
2,100	General Mills, Inc.	111,972

	Forest Products & Paper - 0.1%
2,136	International Paper Co.	98,982

	Gas - 0.1%
2,453	NiSource, Inc.	64,882

	Home Furnishings - 0.1%
979	Leggett & Platt, Inc.	51,221

	Household Products/Wares - 0.1%
704	Kimberly-Clark Corp.	95,983

	Information - 0.0% (b)
1,031	Cinemark Holdings, Inc.	34,920

	Insurance - 1.7%
4,621	Artisan Partners Asset Management, Inc., Class A	137,105
26,294	BGC Partners, Inc., Class A	152,505
498	Cincinnati Financial Corp.	53,311
2,679	Federated Investors, Inc., Class B	89,800
3,156	Hanmi Financial Corp.	61,952
5,543	Janus Henderson Group PLC	140,792
2,510	Legg Mason, Inc.	98,091
1,799	Mercury General Corp.	88,115
1,423	Moelis & Co., Class A	46,902
3,640	Principal Financial Group, Inc.	200,564
1,309	Prudential Financial, Inc.	122,549
8,810	Valley National Bancorp	102,020
		1,293,706
	Leisure Time - 0.1%
1,431	Harley-Davidson, Inc.	52,060

	Machinery - Construction & Mining - 0.1%
454	Caterpillar, Inc.	65,707

	Manufacturing - 0.1%
516	Domtar Corp.	19,257

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
862	Sonoco Products Co.	$52,177
		71,434
	Miscellaneous Manufacturing - 0.1%
1,011	Eaton Corp PLC	93,518

	Oil & Gas - 0.5%
753	Chevron Corp.	88,199
1,578	Exxon Mobil Corp.	107,509
1,698	Occidental Petroleum Corp.	65,492
1,292	Valero Energy Corp.	123,373
		384,573
	Packaging & Containers - 0.1%
798	Packaging Corp. of America	89,296

	Pharmaceuticals - 0.2%
720	Merck & Co., Inc.	62,769
1,788	Pfizer, Inc.	68,874
		131,643
	Pipelines - 0.2%
2,323	ONEOK, Inc.	165,049

	Real Estate - 0.6%
3,739	Aircastle, Ltd.	119,610
35,589	Arlington Asset Investment Corp., Class A	208,196
2,609	Triton International, Ltd.	98,829
		426,635

	Real Estate Investment Trusts - 10.1%
320	Acadia Realty Trust	8,602
9,805	AG Mortgage Investment Trust, Inc.	152,664
17,650	AGNC Investment Corp.	305,698
453	Alexandria Real Estate Equities, Inc.	73,622
537	American Campus Communities, Inc.	25,797
1,012	American Homes 4 Rent, Class A	27,031
1,806	American Tower Corp.	386,538
780	Americold Realty Trust	29,344
35,920	Annaly Capital Management, Inc.	335,134
574	Apartment Investment & Management Co., Class A	30,864
818	Apple Hospitality REIT, Inc.	13,301
14,695	ARMOUR Residential REIT, Inc.	253,636
572	AvalonBay Communities, Inc.	122,642
494	Blackstone Mortgage Trust, Inc., Class A	18,095
558	Boston Properties, Inc.	77,305

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
588	Brandywine Realty Trust	$9,073
1,221	Brixmor Property Group, Inc.	26,789
390	Camden Property Trust	43,505
12,831	Chimera Investment Corp.	261,367
437	Columbia Property Trust, Inc.	9,072
456	Corporate Office Properties Trust	13,306
557	Cousins Properties, Inc.	22,553
1,733	Crown Castle International Corp.	231,633
842	CubeSmart	25,967
904	DiamondRock Hospitality Co.	9,311
882	Digital Realty Trust, Inc.	106,678
622	Douglas Emmett, Inc.	27,412
1,372	Duke Realty Corp.	48,267
9,431	Dynex Capital, Inc.	159,290
167	EastGroup Properties, Inc.	22,744
345	EPR Properties	24,467
343	Equinix, Inc.	194,430
558	Equity Commonwealth	18,330
707	Equity LifeStyle Properties, Inc.	52,375
1,409	Equity Residential	119,906
259	Essex Property Trust, Inc.	80,855
523	Extra Space Storage, Inc.	55,464
298	Federal Realty Investment Trust	39,357
530	First Industrial Realty Trust, Inc.	22,567
779	Gaming and Leisure Properties, Inc.	32,874
517	Healthcare Realty Trust, Inc.	17,159
862	Healthcare Trust of America, Inc., Class A	26,162
1,914	Healthpeak Properties, Inc.	66,760
383	Highwoods Properties, Inc.	18,595
3,006	Host Hotels & Resorts, Inc.	52,575
628	Hudson Pacific Properties, Inc.	22,482
16,243	Invesco Mortgage Capital, Inc.	263,786
1,894	Invitation Homes, Inc.	57,824
447	JBG SMITH Properties	17,826
375	Kilroy Realty Corp.	31,215
1,662	Kimco Realty Corp.	35,932
823	Lexington Realty Trust	9,119
527	Liberty Property Trust	32,474
207	Life Storage, Inc.	22,671
417	Mack-Cali Realty Corp.	8,920
1,725	Medical Properties Trust, Inc.	35,811
34,226	MFA Financial, Inc.	262,171
448	Mid-America Apartment Communities, Inc.	60,977
156	National Health Investors, Inc.	12,634
685	National Retail Properties, Inc.	38,182

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
18,538	New Residential Investment Corp.	$287,339
40,210	New York Mortgage Trust, Inc.	250,508
915	Omega Healthcare Investors, Inc.	38,457
42,453	Orchid Island Capital, Inc.	241,133
663	Paramount Group, Inc.	9,010
962	Park Hotels & Resorts, Inc.	22,751
723	Physicians Realty Trust	13,874
411	Piedmont Office Realty Trust, Inc., Class A	9,091
2,689	Prologis, Inc.	246,178
75	PS Business Parks, Inc.	13,244
639	Public Storage	134,625
499	Rayonier, Inc.	15,284
1,264	Realty Income Corp.	96,860
670	Regency Centers Corp.	43,577
975	Retail Properties of America, Inc., Class A	13,874
467	Rexford Industrial Realty, Inc.	22,351
822	RLJ Lodging Trust	14,048
465	SBA Communications Corp.	109,959
712	Service Properties Trust	16,582
1,277	Simon Property Group, Inc.	193,095
323	SL Green Realty Corp.	27,562
359	Spirit Realty Capital, Inc.	18,812
1,097	Starwood Property Trust, Inc.	26,876
774	STORE Capital Corp.	31,510
359	Sun Communities, Inc.	59,131
999	Sunstone Hotel Investors, Inc.	13,986
21,024	Two Harbors Investment Corp.	305,689
1,157	UDR, Inc.	55,594
424	Urban Edge Properties	8,790
1,516	Ventas, Inc.	88,398
4,067	VEREIT, Inc.	39,694
1,878	VICI Properties, Inc.	46,443
613	Vornado Realty Trust	39,581
291	Washington Real Estate Investment Trust	9,041
424	Weingarten Realty Investors	13,500
1,579	Welltower, Inc.	133,536
21,722	Western Asset Mortgage Capital Corp.	223,302
		7,544,425
	Retail - 0.4%
552	Darden Restaurants, Inc.	65,379
610	Genuine Parts Co.	63,666
318	McDonald’s Corp.	61,844
1,112	Target Corp.	139,011
		329,900

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Savings & Loans - 0.4%
14,917	New York Community Bancorp, Inc.	$177,811
9,307	People’s United Financial, Inc.	153,565
		331,376
	Semiconductors - 0.1%
1,006	Intel Corp.	58,398

	Telecommunications - 0.4%
5,567	AT&T, Inc.	208,094
1,762	Verizon Communications, Inc.	106,143
		314,237
	Utilities - 0.3%
649	Avista Corp.	30,685
158	Black Hills Corp.	12,098
173	IDACORP, Inc.	18,173
854	New Jersey Resources Corp.	36,329
433	NorthWestern Corp.	30,990
1,745	OGE Energy Corp.	73,395
		201,670
	Wholesale Trade - 0.1%
283	Watsco, Inc.	50,366

	TOTAL COMMON STOCKS (Cost - $15,733,724)	15,907,480

	CONVERTIBLE PREFERRED STOCKS - 0.2%
	Finance and Insurance - 0.2%
5,100	Prudential PLC, 6.5%, Perpetually Convertible	136,680
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $138,541)	136,680

	PREFERRED STOCKS - 13.6%
	Banks - 2.3%
5,275	Bank of America Corp., Series CC, 6.2%	137,994
5,050	Bank of America Corp., Series EE, 6.0%	133,269
5,775	Bank of America Corp., Series Y, 6.5%	147,609
4,975	Citigroup, Inc., Series J, 7.1%	142,385
4,975	Citigroup, Inc., Series K, 6.9%	139,350
5,300	Citigroup, Inc., Series S, 6.3%	138,065
5,325	JPMorgan Chase & Co., Series AA, 6.1%	136,320
5,375	JPMorgan Chase & Co., Series BB, 6.2%	137,761
5,000	JPMorgan Chase & Co., Series P, 5.5%	125,050
5,500	JPMorgan Chase & Co., Series Y, 6.1%	138,875
4,800	PNC Financial Services Group, Inc., Series P, 6.1%	129,408

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
4,450	State Street Corp., Class D, 5.9%	$119,572
4,725	Wells Fargo & Co., Series X, 5.5%	122,519
		1,748,177
	Finance and Insurance - 8.1%
4,975	American Financial Group, Inc., 6.0%	129,499
5,475	American Financial Group, Inc., 6.3%	138,517
4,675	Arch Capital Group, Ltd., Series E, 5.3%	117,109
5,625	Ares Management Corp., Series A, 7.0%	149,906
4,575	Bank of America Corp., Series HH, 5.9%	123,296
4,675	Bank of America Corp., Series GG, 6.0%	127,066
4,650	Capital One Financial Corp., Series H, 6.0%	121,969
5,225	Capital One Financial Corp., Series F, 6.2%	134,805
5,275	Capital One Financial Corp., Series B, 6.0%	133,405
4,675	Citizens Financial Group, Inc., Series D, 6.4%	128,983
6,975	Deutsche Bank, 8.1%	177,374
5,525	Enstar Group, Ltd., Series E, 7.0%	146,523
5,225	Huntington Bancshares, Inc., Series D, 6.3%	136,268
5,200	ING Groep NV, 6.1%	134,628
4,325	JPMorgan Chase & Co., Series EE, 6.0%	119,630
4,475	JPMorgan Chase & Co., Series DD, 5.8%	120,020
4,600	KeyCorp, Series F, 5.7%	118,956
5,325	KKR & Co, Inc., Series A, 6.8%	139,835
4,925	Legg Mason, Inc., 6.4%	129,872
4,650	Morgan Stanley, Series I, 6.4%	129,503
4,425	Morgan Stanley, Series K, 5.9%	123,369
4,875	Morgan Stanley, Series E, 7.1%	141,911
5,900	Morgan Stanley, Series G, 6.6%	149,388
4,925	Morgan Stanley, Series F, 6.9%	141,348
5,275	Northern Trust Corp., Series C, 5.9%	133,510
5,600	Prospect Capital Corp., 6.3%	142,016
4,900	Prudential Financial, Inc., 5.8%	125,244
4,900	Prudential Financial, Inc., 5.7%	125,146
4,400	Prudential Financial, Inc., 5.6%	116,116
5,500	Regions Financial Corp., Series A, 6.4%	140,195
4,775	Reinsurance Group of America, Inc., 6.2%	130,023
5,400	State Street Corp., Series E, 6.0%	136,836
4,650	State Street Corp., Series C, 5.3%	116,483
4,575	The Allstate Corp., Series A, 5.6%	116,617
4,775	The Charles Schwab Corp., Series D, 6.0%	124,532
4,750	The Charles Schwab Corp., Series C, 6.0%	122,740
4,650	The Goldman Sachs Group, Inc., Series K, 6.4%	128,479
5,250	The Goldman Sachs Group, Inc., Series N, 6.3%	137,550
5,575	The Hartford Financial Services Group, Inc., 7.9%	157,996
5,350	Wells Fargo & Co., Series T, 6.0%	135,355

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
4,600	Wells Fargo & Co., Series R, 6.6%	$132,434
4,700	Wells Fargo & Co., Series Q, 5.9%	126,947
4,700	Wells Fargo & Co., 5.2%	118,346
4,650	Wells Fargo & Co., Series Y, 5.6%	121,365
4,900	Wells Fargo & Co., Series W, 5.7%	126,273
5,100	Wells Fargo & Co., Series V, 6.0%	131,835
		6,059,218
	Insurance - 0.5%
4,375	Allstate Corp., Series G, 5.6%	116,156
4,675	Arch Capital Group, Ltd., Series F, 5.5%	119,540
4,450	MetLife, Inc., Series E, 5.6%	117,302
		352,998
	Manufacturing - 0.2%
4,950	Stanley Black & Decker, Inc., 5.8%	125,284

	Professional, Scientific, and Technical Services - 0.2%
4,925	eBay, Inc., 6.0%	128,641

	Real Estate Investment Trusts - 1.3%
5,250	Digital Realty Trust, Inc., Series G, 5.9%	132,825
5,375	Digital Realty Trust, Inc., Series I, 6.4%	138,675
4,650	Public Storage, Series B, 5.4%	119,505
5,275	Public Storage, Series A, 5.9%	133,457
5,575	SL Green Realty Corp., Series I, 6.5%	143,723
6,000	VEREIT, Inc., Series F, 6.7%	151,260
5,600	Wells Fargo Real Estate Investment Corp., Series A, 6.4%	141,568
		961,013
	Utilities - 1.0%
5,225	Algonquin Power & Utilities Corp., 6.9%	143,635
4,575	DTE ENERGY Co., Series B, 5.4%	116,434
4,375	Duke Energy Corp., 5.6%	116,900
4,825	NiSource, Inc., Series B, 6.5%	131,433
5,200	PPL Capital Funding, Inc., Series B, 5.9%	132,600
5,225	The Southern Co., 6.3%	135,641
		776,643
	TOTAL PREFERRED STOCKS (Cost - $10,290,197)	10,151,974

	SHORT TERM INVESTMENTS - 1.5%
	Money Market Funds - 1.5%
1,115,094	First American Treasury Obligations Fund, Class X, 1.58% (d)	1,115,094
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,115,094)	1,115,094

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	TOTAL INVESTMENTS - 98.6% (Cost - $72,828,309)	$73,604,781
	Other Assets in Excess of Liabilities - 1.4%	1,020,760
	NET ASSETS - 100.0%	$74,625,541

Contracts		Notional Value
	SCHEDULE OF WRITTEN OPTIONS - (0.1)% (a)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - (0.1)%
	SPDR S&P 500 ETF Trust
336	Expiration: December 20, 2019, Exercise Price $317.00	$10,560,816	59,304
	TOTAL WRITTEN CALL OPTIONS (Premiums Received - $40,703)		59,304

	TOTAL OPTIONS WRITTEN (Premiums Received - $40,703)		$59,304

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Less than 0.1%.

(c)	Each Option is exercisable into 100 shares of the underlying security.

(d)	Money Market Fund; interest rate reflects seven-day yield on November 30, 2019.

(e)	All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $6,286,200.

(f)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund PORTFOLIO OF INVESTMENTS November 30, 2019

Shares		Value
	COMMON STOCKS - 96.9%
	Advertising - 1.0%
10,733	Omnicom Group, Inc.	$853,059

	Aerospace/Defense - 1.9%
1,315	Lockheed Martin Corp.	514,204
904	Northrop Grumman Corp.	318,000
1,750	Raytheon Co.	380,485
2,649	United Technologies Corp.	392,953
		1,605,642
	Airlines - 0.7%
4,228	Alaska Air Group, Inc.	291,774
5,740	Southwest Airlines Co.	330,854
		622,628
	Auto Manufacturers - 0.5%
4,796	PACCAR, Inc.	390,251

	Banks - 1.1%
8,378	BB&T Corp.	458,444
2,979	PNC Financial Services Group, Inc.	456,413
		914,857
	Beverages - 0.9%
5,744	PepsiCo, Inc.	780,208

	Biotechnology - 0.5%
1,866	Amgen, Inc.	437,988

	Building Materials - 0.9%
11,201	Johnson Controls International PLC	479,739
1,098	Martin Marietta Materials, Inc.	294,703
		774,442
	Chemicals - 2.2%
2,547	Air Products & Chemicals, Inc.	601,933
2,257	Linde PLC	465,416
3,437	PPG Industries, Inc.	442,823
657	Sherwin-Williams Co.	383,116
		1,893,288
	Commercial Services - 5.3%
4,397	Automatic Data Processing, Inc.	750,920
1,388	Cintas Corp.	356,799
3,347	Ecolab, Inc.	624,785
1,646	FleetCor Technologies, Inc. (a)	505,190

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
7,751	IHS Markit, Ltd. (a)	$563,110
4,403	Verisk Analytics, Inc.	649,354
41,832	Western Union Co.	1,124,444
		4,574,602
	Computers - 2.3%
4,348	Accenture PLC, Class A	874,643
7,908	Cognizant Technology Solutions Corp., Class A	506,982
4,333	International Business Machines Corp.	582,572
		1,964,197
	Construction - 0.2%
50	NVR, Inc. (a)	189,594

	Cosmetics/Personal Care - 0.7%
4,654	Procter & Gamble Co.	568,067

	Distribution/Wholesale - 0.3%
8,383	LKQ Corp. (a)	295,752

	Diversified Financial Services - 3.5%
4,553	CBOE Global Markets, Inc.	541,352
2,891	CME Group, Inc.	586,093
7,389	Intercontinental Exchange, Inc.	695,822
5,263	Nasdaq, Inc.	551,562
3,614	Visa, Inc.	666,819
		3,041,648
	Electric - 7.7%
8,090	American Electric Power Co., Inc.	739,021
7,650	Consolidated Edison, Inc.	664,709
9,126	Duke Energy Corp.	804,639
6,389	Entergy Corp.	743,616
12,214	Evergy, Inc.	772,780
9,913	Eversource Energy	819,210
13,425	FirstEnergy Corp.	640,238
12,447	Southern Co.	771,590
11,078	Xcel Energy, Inc.	681,186
		6,636,989
	Electrical Components & Equipment - 0.4%
1,544	L3Harris Technologies, Inc.	310,483

	Electronics - 3.7%
4,801	Allegion PLC	576,264
5,930	Amphenol Corp., Class A	616,720
8,279	FLIR Systems, Inc.	443,423

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
3,802	Garmin, Ltd.	$371,417
3,460	Honeywell International, Inc.	617,783
5,615	TE Connectivity, Ltd.	520,567
		3,146,174
	Environmental Control - 2.2%
11,864	Republic Services, Inc.	1,051,743
7,315	Waste Management, Inc.	825,937
		1,877,680
	Food - 3.9%
9,158	General Mills, Inc.	488,304
4,867	Hershey Co.	721,095
3,828	J.M. Smucker Co.	402,284
14,446	Mondelez International, Inc., Class A	758,993
7,143	Sysco Corp.	575,369
4,382	Tyson Foods, Inc., Class A	393,898
		3,339,943
	Healthcare Products - 4.1%
5,220	Baxter International, Inc.	427,883
1,698	Becton Dickinson & Co.	438,933
3,169	Danaher Corp.	462,611
5,308	Dentsply Sirona, Inc.	300,114
5,865	Henry Schein, Inc. (a)	404,098
8,396	Hologic, Inc. (a)	430,883
5,948	Medtronic PLC	662,548
2,677	Zimmer Biomet Holdings, Inc.	388,915
		3,515,985
	Healthcare Services - 1.6%
2,046	Laboratory Corp. of America Holdings (a)	352,505
3,781	Quest Diagnostics, Inc.	402,866
1,195	UnitedHealth Group, Inc.	334,445
2,264	Universal Health Services, Inc., Class B	315,805
		1,405,621
	Home Builders - 0.9%
4,706	DR Horton, Inc.	260,477
3,960	Lennar Corp., Class A	236,214
6,807	PulteGroup, Inc.	269,898
		766,589
	Household Products/Wares - 1.1%
3,587	Avery Dennison Corp.	467,637
3,568	Kimberly-Clark Corp.	486,461
		954,098

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Insurance - 10.4%
12,442	Aflac, Inc.	$682,319
5,376	Allstate Corp.	598,618
7,881	Arthur J Gallagher & Co.	735,061
3,875	Assurant, Inc.	514,871
2,967	Berkshire Hathaway, Inc., Class B (a)	653,630
4,878	Chubb, Ltd.	738,919
4,908	Cincinnati Financial Corp.	525,401
2,169	Everest Re Group, Ltd.	588,363
6,080	Globe Life, Inc.	624,781
12,675	Hartford Financial Services Group, Inc.	784,076
10,533	Loews Corp.	536,130
6,334	Marsh & McLennan Cos., Inc.	684,515
5,560	Travelers Cos., Inc.	760,163
2,668	Willis Towers Watson PLC	524,102
		8,950,949
	Internet - 0.4%
3,580	Expedia Group, Inc.	363,943

	Machinery - Diversified - 0.9%
1,872	Cummins, Inc.	342,314
3,579	Dover Corp.	398,987
		741,301
	Media - 2.0%
1,139	Charter Communications, Inc. (a)	535,341
15,967	Comcast Corp., Class A	704,943
38,019	News Corp., Class A	489,685
		1,729,969
	Mining - 0.3%
7,670	Newmont Goldcorp Corp.	294,528

	Miscellaneous Manufacturing - 0.6%
3,908	Ingersoll-Rand PLC	512,378

	Oil & Gas - 2.3%
11,660	Cabot Oil & Gas Corp.	185,860
3,998	Chevron Corp.	468,286
7,738	Exxon Mobil Corp.	527,190
5,933	Occidental Petroleum Corp.	228,836
2,873	Phillips 66	329,591
2,219	Valero Energy Corp.	211,892
		1,951,655

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
	Packaging & Containers - 0.5%
6,019	Ball Corp.	$397,615

	Pharmaceuticals - 3.0%
2,946	AmerisourceBergen Corp.	258,983
4,260	CVS Health Corp.	320,650
4,112	Johnson & Johnson	565,359
1,783	McKesson Corp.	257,893
7,304	Merck & Co., Inc.	636,762
13,711	Pfizer, Inc.	528,148
		2,567,795
	Pipelines - 1.5%
24,797	Kinder Morgan, Inc.	486,269
5,526	ONEOK, Inc.	392,622
16,858	Williams Cos., Inc.	383,014
		1,261,905
	Professional, Scientific, and Technical Services - 0.5%
2,997	CDW Corp/DE	404,745

	Real Estate Investment Trusts - 7.1%
2,620	American Tower Corp.	560,759
3,587	AvalonBay Communities, Inc.	769,089
9,452	Equity Residential	804,365
2,213	Essex Property Trust, Inc.	690,854
6,078	Extra Space Storage, Inc.	644,572
13,990	Healthpeak Properties, Inc.	487,971
5,428	Mid-America Apartment Communities, Inc.	738,805
7,738	Realty Income Corp.	592,963
7,307	Ventas, Inc.	426,071
5,635	Welltower, Inc.	476,552
		6,192,001
	Retail - 7.4%
396	AutoZone, Inc. (a)	466,456
2,851	CarMax, Inc. (a)	277,288
3,679	Darden Restaurants, Inc.	435,741
2,092	Dollar General Corp.	329,197
3,010	Dollar Tree, Inc. (a)	275,295
5,216	Genuine Parts Co.	544,394
2,112	Home Depot, Inc.	465,717
4,041	McDonald’s Corp.	785,894
1,013	O’Reilly Automotive, Inc. (a)	448,030
5,192	Starbucks Corp.	443,553
6,769	TJX Cos., Inc.	413,789

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2019

Shares		Value
6,083	Walmart, Inc.	$724,424
7,054	Yum! Brands, Inc.	710,126
		6,319,904
	Software - 7.7%
4,812	Broadridge Financial Solutions, Inc.	595,293
11,388	Citrix Systems, Inc.	1,284,680
5,753	Fidelity National Information Services, Inc.	794,777
5,277	Fiserv, Inc. (a)	613,398
6,522	Jack Henry & Associates, Inc.	990,953
7,275	Leidos Holdings, Inc.	660,861
11,649	Oracle Corp.	653,975
11,260	Paychex, Inc.	969,711
		6,563,648
	Telecommunications - 3.9%
19,843	AT&T, Inc.	741,731
20,888	Juniper Networks, Inc.	523,453
2,858	Motorola Solutions, Inc.	478,144
7,737	T-Mobile US, Inc. (a)	607,742
15,922	Verizon Communications, Inc.	959,141
		3,310,211
	Transportation - 0.8%
4,584	CH Robinson Worldwide, Inc.	352,281
2,236	Kansas City Southern	340,811
		693,092
	TOTAL COMMON STOCKS (Cost - $81,945,321)	83,115,424

	SHORT TERM INVESTMENTS - 1.7%
	Money Market Funds - 1.7%
1,493,929	First American Treasury Obligations Fund, Class X, 1.58% (b)	1,493,929
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,493,929)	1,493,929

	TOTAL INVESTMENTS - 98.6% (Cost - $83,439,250)	84,609,353
	Other Assets in Excess of Liabilities - 1.4%	1,166,573
	NET ASSETS - 100.0%	$85,775,926

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Money Market Fund; interest rate reflects seven-day yield on November 30, 2019.

See accompanying notes to financial statements.

Horizon Funds Statements of Assets and Liabilities November 30, 2019

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund
Assets:
Investments in Unaffiliated Securities, at Cost	$607,616,483	$749,566,628	$297,753,785	$189,336,454
Investments in Affiliated Securities, at Cost	5,353,500	68,601,692	4,457,801	—
Investments in Unaffiliated Securities, at Value (a)	$637,091,781	$771,205,830	$301,816,431	$194,528,361
Investments in Affiliated Securities, at Value	5,848,000	76,508,438	4,365,499	—
Cash Collateral for Written Options	—	15	—	304,000
Receivable for Fund Shares Sold	803,216	1,811,647	645,130	624,258
Dividends and Interest Receivable	10,674	153,946	3,493	642,298
Dividend Reclaims	—	266	—	16,230
Prepaid Expenses and Other Assets	62,212	36,793	41,491	25,761
Total Assets	643,815,883	849,716,935	306,872,044	196,140,908

Liabilities:
Options Written, at Value (Premiums Received $369,524, $566,810, $21,715 and $65,205)	240,850	1,052,500	14,500	29,325
Collateral Received for Securities Loaned (Note 5)	97,306,964	45,510,621	23,706,285	8,856,026
Payable for Investment Securities Purchased	—	—	—	3,020,299
Payable for Fund Shares Redeemed	161,535	122,907	79,041	101,737
Accrued Administration Fees	43,754	65,937	24,211	10,472
Accrued Advisory Fees	533,729	711,962	177,588	123,670
Accrued Audit and Tax Fees	17,000	17,000	17,000	17,000
Accrued Custodian Fees	2,779	4,449	1,712	525
Accrued Distribution Fees (12b-1) - Advisor Class	5,550	3,715	286	46,940
Accrued Shareholder Servicing Fees - Investor Class	109,661	173,021	53,298	—
Accrued Transfer Agent Fees	23,587	20,771	15,317	5,257
Accrued Expenses and Other Liabilities	21,869	38,943	14,979	25,291
Total Liabilities	98,467,278	47,721,826	24,104,217	12,236,542

Net Assets	$545,348,605	$801,995,109	$282,767,827	$183,904,366

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$523,282,847	$791,752,652	$296,297,041	$177,232,774
Distributable Earnings/(Accumulated Deficit)	22,065,758	10,242,457	(13,529,214)	6,671,592
Net Assets	$545,348,605	$801,995,109	$282,767,827	$183,904,366

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$508,839,123	$738,854,190	$272,399,743	$156,452,320
Shares of Beneficial Interest Outstanding	40,344,178	34,556,437	28,861,506	2,670,780

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.61	$21.38	$9.44	$58.58

Advisor Class Shares:
Net Assets	$7,878,570	$177,103	$2,327,663	$27,452,046
Shares of Beneficial Interest Outstanding	627,997	8,292	245,826	468,812

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.55	$21.36	$9.47	$58.56

Institutional Class Shares:
Net Assets	$28,630,912	$62,963,816	$8,040,421	$—
Shares of Beneficial Interest Outstanding	2,265,374	2,938,541	853,036	—

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.64	$21.43	$9.43	$—

(a) Includes loaned securities with a value of:	$94,489,626	$44,375,912	$23,172,863	$8,525,050

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF ASSETS AND LIABILITIES (Continued) November 30, 2019

	Horizon Defined Risk Fund	Horizon Multi- Asset Income Fund	Horizon Defensive Multi-Factor Fund
Assets:
Investments in Unaffiliated Securities, at Cost	$170,220,431	$72,828,309	$83,439,250
Investments in Unaffiliated Securities, at Value (a)	$190,403,058	$73,604,781	$84,609,353
Cash Held at Broker	31	—	—
Receivable for Fund Shares Sold	831,569	1,071,171	1,107,674
Dividends and Interest Receivable	348,286	83,725	154,222
Dividend Reclaims	223	—	517
Prepaid Expenses and Other Assets	32,997	21,986	22,086
Total Assets	191,616,164	74,781,663	85,893,852

Liabilities:
Options Written, at Value (Premiums Received $3,178,828, $40,703 and $0)	4,364,530	59,304	—
Collateral Received for Securities Loaned (Note 5)	878,890	—	—
Payable for Fund Shares Redeemed	34,106	3,784	15,811
Accrued Accounting Fees	1,542	188	471
Accrued Advisory Fees	112,838	24,828	46,444
Accrued Administration Fees	7,480	7,727	8,569
Accrued Audit and Tax Fees	17,000	17,000	17,000
Accrued Custodian Fees	4,041	8,217	5,353
Accrued Legal Fees	105	4,004	990
Accrued Trustees’ Fees and Expenses	—	213	213
Accrued Printing and Mailing Fees	6,156	5,480	5,480
Accrued Registration Fees	20,340	9,085	10,175
Accrued Distribution Fees (12b-1) - Investor Class	—	11,555	2,640
Accrued Distribution Fees (12b-1) - Advisor Class	32,752	—	—
Accrued Expenses and Other Liabilities	7,080	4,737	4,780
Total Liabilities	5,486,860	156,122	117,926

Net Assets	$186,129,304	$74,625,541	$85,775,926

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$174,473,709	$74,010,937	$84,510,406
Distributable Earnings	11,655,595	614,604	1,265,520
Net Assets	$186,129,304	$74,625,541	$85,775,926

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$163,321,870	$74,625,541	$85,775,926
Shares of Beneficial Interest Outstanding	3,019,652	2,847,361	3,271,779

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$54.09	$26.21	$26.22

Advisor Class Shares:
Net Assets	$22,807,434	$—	$—
Shares of Beneficial Interest Outstanding	421,884	—	—

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$54.06	$—	$—

(a) Includes loaned securities with a value of:	$857,229	$—	$—

See accompanying notes to financial statements.

Horizon Funds Statements of Operations For the Year Ended November 30, 2019

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund
Investment Income:
Dividend Income from Unaffiliated Securities (net of foreign withholdings tax of $0, $107, $0 and $67,224)	$9,576,663	$11,721,211	$9,158,721	$4,072,632
Dividend Income from Affiliated Securities	264,351	3,586,974	1,663,382	—
Interest Income	129,448	287,504	112,672	260,184
Total Investment Income	9,970,462	15,595,689	10,934,775	4,332,816

Expenses:
Investment Advisory Fees	5,183,463	8,498,904	2,103,893	883,595
Shareholder Servicing Fees - Investor Class	316,600	552,715	210,666	—
Administrative & Accounting Service Fees	265,038	448,954	146,223	77,669
Transfer Agent Fees	148,638	155,783	103,051	37,713
Registration Fees	83,296	114,518	64,341	69,446
Chief Compliance Officer & Compliance Fees	54,971	88,404	28,609	13,107
Trustees’ Fees and Expenses	52,378	83,314	29,175	12,175
Legal Fees	51,636	84,328	30,542	10,930
Custodian Fees	28,833	64,092	14,168	9,791
Printing and Postage Expenses	25,240	37,463	21,653	22,689
Miscellaneous Expenses	25,138	31,017	17,273	4,756
Interest Expense	23,198	25,186	8,316	—
Distribution Fees (12b-1) - Advisor Class	18,095	668	5,072	49,648
Audit Fees	17,351	17,587	17,188	17,069
Insurance Fees	13,633	20,352	7,183	2,264
Distribution Fees (12b-1) - Investor Class	—	—	—	97,954
Total Expenses	6,307,508	10,223,285	2,807,353	1,308,806
Securities Lending Expense Offset	(266,720)	(363,783)	(406,184)	(17,314)
Fees Recouped by the Adviser	437,156	700,631	—	31,135
Fees Waived by the Adviser	—	—	—	(8,680)

Net Expenses	6,477,944	10,560,133	2,401,169	1,313,947

Net Investment Income	3,492,518	5,035,556	8,533,606	3,018,869

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	9,152,870	9,796,826	(897,780)	607,405
Affiliated Investments	2,094,438	(5,525,929)	2,553,945	—
Purchased Options	(18,342,394)	(23,485,745)	(1,797,773)	(166,941)
Written Options	378,477	2,976,892	(469,495)	285,846
Foreign Currency	—	—	—	(68)
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	37,000,771	21,550,833	7,966,947	6,702,140
Affiliated Investments	782,489	17,855,753	1,000,742	—
Purchased Options	943,706	1,041,667	9,066	(203,444)
Written Options	139,332	(505,647)	42,299	36,794
Net Realized and Unrealized Gain (Loss) on Investments	32,149,689	23,704,650	8,407,951	7,261,732

Net Increase in Net Assets Resulting From Operations	$35,642,207	$28,740,206	$16,941,557	$10,280,601

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF OPERATIONS (Continued) For the Year/Period Ended November 30, 2019

	Horizon Defined Risk Fund	Horizon Multi- Asset Income Fund (1)	Horizon Defensive Multi-Factor Fund (1)
Investment Income:
Dividend Income from Unaffiliated Securities (net of foreign withholdings tax of $535, $195 and $387)	$1,887,537	$182,873	$171,972
Interest Income	51,985	6,213	6,755
Total Investment Income	1,939,522	189,086	178,727

Expenses:
Investment Advisory Fees	767,264	54,647	65,320
Administrative & Accounting Service Fees	77,438	13,142	15,456
Transfer Agent Fees	37,791	8,907	8,907
Registration Fees	59,273	20,133	21,222
Chief Compliance Officer & Compliance Fees	10,823	1,726	1,788
Trustees’ Fees and Expenses	9,741	216	216
Legal Fees	8,548	6,029	3,029
Custodian Fees	44,673	9,637	7,137
Printing and Postage Expenses	19,735	5,480	5,480
Miscellaneous Expenses	2,907	1,336	1,336
Distribution Fees (12b-1) - Advisor Class	33,936	—	—
Audit Fees	17,055	17,277	17,277
Insurance Fees	1,410	—	—
Distribution Fees (12b-1) - Investor Class	82,334	7,286	8,165
Offering Costs	—	2,272	2,272
Total Expenses	1,172,928	148,088	157,605
Securities Lending Expense Offset	(1,574)	—	—
Fees Waived by the Adviser	(153,545)	(68,668)	(68,606)

Net Expenses	1,017,809	79,420	88,999

Net Investment Income	921,713	109,666	89,728

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	369,612	(123,563)	3,417
Purchased Options	(8,229,104)	—	—
Written Options	(221,939)	(131,642)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	22,189,824	776,472	1,170,103
Purchased Options	(2,134,462)	—	—
Written Options	(1,274,673)	(18,601)	—
Net Realized and Unrealized Gain on Investments	10,699,258	502,666	1,173,520

Net Increase in Net Assets Resulting From Operations	$11,620,971	$612,332	$1,263,248

(1)	The Horizon Multi-Asset Income Fund and the Horizon Defensive Multi-Factor Fund commenced operations on June 26, 2019.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net Investment Income	$3,492,518	$2,635,163
Net Realized Gain (Loss) on Investments,
Purchased Options and Written Options	(6,716,609)	32,878,789
Distributions of Long-Term Capital Gains by Underlying Investment Companies	—	120,150
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Purchased Options and Written Options	38,866,298	(39,775,842)
Net Increase (Decrease) in Net Assets Resulting From Operations	35,642,207	(4,141,740)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(28,080,978)	(43,271,145)
Advisor Class	(449,545)	(617,689)
Institutional Class	(1,921,746)	(3,269,530)
Total Distributions to Shareholders	(30,452,269)	(47,158,364)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	183,834,240	202,909,817
Advisor Class	2,532,615	3,596,369
Institutional Class	5,217,874	8,938,049
Distributions Reinvested
Investor Class	26,696,715	42,833,606
Advisor Class	388,591	517,167
Institutional Class	1,921,746	3,269,530
Cost of Shares Redeemed
Investor Class	(183,821,134)	(115,053,606)
Advisor Class	(2,277,638)	(1,339,176)
Institutional Class	(8,847,909)	(7,785,149)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	25,645,100	137,886,607

Increase in Net Assets	30,835,038	86,586,503

Net Assets:
Beginning of Period/Year	514,513,567	427,927,064
End of Period/Year	$545,348,605	$514,513,567

Share Activity:
Investor Class:
Shares Issued	15,494,502	15,210,405
Shares Reinvested	2,602,019	3,367,422
Shares Redeemed	(15,372,021)	(8,696,402)
Net Increase	2,724,500	9,881,425

Advisor Class:
Shares Issued	212,299	269,968
Shares Reinvested	38,023	40,786
Shares Redeemed	(191,777)	(100,455)
Net Increase	58,545	210,299

Institutional Class:
Shares Issued	434,457	668,245
Shares Reinvested	187,122	256,635
Shares Redeemed	(734,146)	(587,330)
Net Increase (Decrease)	(112,567)	337,550

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net Investment Income	$5,035,556	$3,263,976
Net Realized Gain (Loss) on Investments,
Purchased Options and Written Options	(16,237,956)	22,061,441
Distributions of Long-Term Capital Gains by Underlying Investment Companies	—	122,180
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Purchased Options and Written Options	39,942,606	(38,653,038)
Net Increase (Decrease) in Net Assets Resulting From Operations	28,740,206	(13,205,441)

Distributions to Shareholders From:
Distributable earnings
Investor Class	(25,020,041)	(19,270,621)
Advisor Class	(12,752)	(15,334)
Institutional Class	(822,520)	(309,439)
Total Distributions to Shareholders	(25,855,313)	(19,595,394)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	448,098,022	382,409,937
Advisor Class	95,384	92,540
Institutional Class	70,890,542	18,719,909
Distributions Reinvested
Investor Class	23,214,578	18,955,229
Advisor Class	12,752	15,334
Institutional Class	810,861	309,439
Cost of Shares Redeemed
Investor Class	(412,903,377)	(105,704,359)
Advisor Class	(305,953)	(48,948)
Institutional Class	(35,981,934)	(1,975,867)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	93,930,875	312,773,214

Increase in Net Assets	96,815,768	279,972,379

Net Assets:
Beginning of Period/Year	705,179,341	425,206,962
End of Period/Year	$801,995,109	$705,179,341

Share Activity:
Investor Class:
Shares Issued	21,888,834	16,912,240
Shares Reinvested	1,220,535	865,931
Shares Redeemed	(19,995,435)	(4,677,374)
Net Increase	3,113,934	13,100,797

Advisor Class:
Shares Issued	4,663	4,126
Shares Reinvested	670	701
Shares Redeemed	(14,982)	(2,144)
Net Increase (Decrease)	(9,649)	2,683

Institutional Class:
Shares Issued	3,598,112	828,543
Shares Reinvested	42,610	14,130
Shares Redeemed	(1,747,770)	(87,471)
Net Increase	1,892,952	755,202

See accompanying notes to financial statements.

Horizon Active Income Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net Investment Income	$8,533,606	$8,072,615
Net Realized Loss on Investments,
Purchased Options and Written Options	(611,103)	(12,906,931)
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Purchased Options and Written Options	9,019,054	(4,027,626)
Net Increase (Decrease) in Net Assets Resulting From Operations	16,941,557	(8,861,942)

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(8,476,291)	(6,524,973)
Advisor Class	(54,060)	(29,004)
Institutional Class	(255,598)	(229,059)
Total Distributions to Shareholders	(8,785,949)	(6,783,036)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	122,032,458	142,464,097
Advisor Class	777,825	1,012,985
Institutional Class	1,265,958	2,386,593
Distributions Reinvested
Investor Class	7,926,823	6,094,473
Advisor Class	54,060	29,004
Institutional Class	255,598	229,059
Cost of Shares Redeemed
Investor Class	(141,376,516)	(58,011,804)
Advisor Class	(163,128)	(40,163)
Institutional Class	(1,227,529)	(2,718,117)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(10,454,451)	91,446,127

Increase (Decrease) in Net Assets	(2,298,843)	75,801,149

Net Assets:
Beginning of Period/Year	285,066,670	209,265,521
End of Period/Year	$282,767,827	$285,066,670

Share Activity:
Investor Class:
Shares Issued	13,160,061	15,134,834
Shares Reinvested	875,624	644,511
Shares Redeemed	(15,394,987)	(6,175,688)
Net Increase (Decrease)	(1,359,302)	9,603,657

Advisor Class:
Shares Issued	84,117	106,778
Shares Reinvested	5,923	3,059
Shares Redeemed	(17,470)	(4,274)
Net Increase	72,570	105,563

Institutional Class:
Shares Issued	137,045	253,240
Shares Reinvested	28,265	24,205
Shares Redeemed	(132,790)	(288,438)
Net Increase (Decrease)	32,520	(10,993)

See accompanying notes to financial statements.

Horizon Active Dividend Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net Investment Income	$3,018,869	$684,471
Net Realized Gain on Investments,
Purchased Options, Written Options and Foreign Currencies	726,242	2,561,704
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Purchased Options, Written Options and Foreign Currencies	6,535,490	(2,152,986)
Net Increase in Net Assets Resulting From Operations	10,280,601	1,093,189

Distributions to Shareholders From:
Distributable earnings
Investor Class	(3,410,482)	(815,228)
Advisor Class	(1,015,651)	(177,769)
Total Distributions to Shareholders	(4,426,133)	(992,997)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	134,693,504	21,346,826
Advisor Class	22,386,170	9,447,722
Distributions Reinvested
Investor Class	3,410,116	815,228
Advisor Class	798,268	140,433
Cost of Shares Redeemed
Investor Class	(26,621,049)	(6,912,464)
Advisor Class	(7,418,282)	(1,998,986)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	127,248,727	22,838,759

Increase in Net Assets	133,103,195	22,938,951

Net Assets:
Beginning of Period/Year	50,801,171	27,862,220
End of Period/Year	$183,904,366	$50,801,171

Share Activity:
Investor Class:
Shares Issued	2,408,615	350,521
Shares Reinvested	65,074	13,443
Shares Redeemed	(467,780)	(113,457)
Net Increase	2,005,909	250,507

Advisor Class:
Shares Issued	401,444	155,431
Shares Reinvested	15,523	2,312
Shares Redeemed	(129,693)	(32,906)
Net Increase	287,274	124,837

See accompanying notes to financial statements.

Horizon Defined Risk Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (1)
Operations:
Net Investment Income	$921,713	$70,171
Net Realized Loss on Investments,
Purchased Options and Written Options	(8,081,431)	(103,803)
Net Change in Unrealized Appreciation on
Investments, Purchased Options and Written Options	18,780,689	216,236
Net Increase in Net Assets Resulting From Operations	11,620,971	182,604

Distributions to Shareholders From:
Distributable earnings
Investor Class	(93,805)	—
Advisor Class	(46,441)	—
Total Distributions to Shareholders	(140,246)	—

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	171,559,084	6,362,481
Advisor Class	17,349,164	10,548,208
Distributions Reinvested
Investor Class	93,805	—
Advisor Class	28,456	—
Cost of Shares Redeemed
Investor Class	(24,572,765)	(496,397)
Advisor Class	(4,897,060)	(1,509,001)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	159,560,684	14,905,291

Increase in Net Assets	171,041,409	15,087,895

Net Assets:
Beginning of Period/Year	15,087,895	—
End of Period/Year	$186,129,304	$15,087,895

Share Activity:
Investor Class:
Shares Issued	3,376,396	125,760
Shares Reinvested	1,995	—
Shares Redeemed	(474,710)	(9,789)
Net Increase	2,903,681	115,971

Advisor Class:
Shares Issued	335,380	209,699
Shares Reinvested	605	—
Shares Redeemed	(94,023)	(29,777)
Net Increase	241,962	179,922

(1)	Horizon Defined Risk Fund, Investor and Advisor Class, commenced operations on December 28, 2017 and February 2, 2018, respectively.

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Period Ended November 30, 2019 (1)
Operations:
Net Investment Income	$109,666
Net Realized Loss on Investments
and Written Options	(255,205)
Net Change in Unrealized Appreciation on
Investments and Written Options	757,871
Net Increase in Net Assets Resulting From Operations	612,332

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	75,544,120
Cost of Shares Redeemed
Investor Class	(1,530,911)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	74,013,209

Increase in Net Assets	74,625,541

Net Assets:
Beginning of Period	—
End of Period	$74,625,541

Share Activity:
Investor Class:
Shares Issued	2,906,083
Shares Redeemed	(58,722)
Net Increase	2,847,361

(1)	Horizon Multi-Asset Income Fund, Investor Class, commenced operations on June 26, 2019.

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Period Ended November 30, 2019 (1)
Operations:
Net Investment Income	$89,728
Net Realized Gain on Investments	3,417
Net Change in Unrealized Appreciation on Investments	1,170,103
Net Increase in Net Assets Resulting From Operations	1,263,248

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	86,203,772
Cost of Shares Redeemed
Investor Class	(1,691,094)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	84,512,678

Increase in Net Assets	85,775,926

Net Assets:
Beginning of Period	—
End of Period	$85,775,926

Share Activity:
Investor Class:
Shares Issued	3,337,028
Shares Redeemed	(65,249)
Net Increase	3,271,779

(1)	Horizon Defensive Multi-Factor Fund, Investor Class, commenced operations on June 26, 2019.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015

Net Asset Value, Beginning of Year	$12.68	$14.20		$11.56		$11.99	$12.67
Income From Investment Operations:
Net investment income (c,f)	0.08	0.07	(h)	0.08		0.12	0.13
Net gain (loss) from investments (both realized and unrealized)	0.65	(0.02	)(h)	2.66		(0.20)	(0.37)
Total from investment operations	0.73	0.05		2.74		(0.08)	(0.24)

Less Distributions:
From net investment income	(0.08)	(0.07)		(0.10)		(0.20)	(0.02)
From net realized gains	(0.72)	(1.50)		—		(0.15)	(0.42)
Total Distributions	(0.80)	(1.57)		(0.10)		(0.35)	(0.44)

Net Asset Value, End of Year	$12.61	$12.68		$14.20		$11.56	$11.99

Total Return	7.23%	0.46%		23.76%		(0.59)%	(2.01)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$508,839	$477,097		$393,833		$354,279	$366,368
Ratio to average net assets:
Gross expenses (d,e)	1.21%	1.28	%(g)	1.48%		1.54%	1.54%
Net expenses (a,d)	1.24%	1.27	%(g)	1.36	%(b)	1.43%	1.42%
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	0.66%	0.56%		0.61%		1.09%	1.06%
Portfolio turnover rate	279%	256%		168%		406%	472%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00%, 0.01%, and 0.00%, respectively.

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

(h)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period Ended November 30, 2015 (a)

Net Asset Value, Beginning of Period/Year	$12.62	$14.16		$11.56	$11.99	$11.21
Income From Investment Operations:
Net investment income (loss) (c,g)	0.07	0.05	(f)	0.05	0.12	(0.03	)(f)
Net gain (loss) from investments (both realized and unrealized)	0.65	(0.02	)(f)	2.68	(0.20)	0.81	(f)
Total from investment operations	0.72	0.03		2.73	(0.08)	0.78

Less Distributions:
From net investment income	(0.07)	(0.07)		(0.13)	(0.20)	—
From net realized gains	(0.72)	(1.50)		—	(0.15)	—
Total Distributions	(0.79)	(1.57)		(0.13)	(0.35)	—

Net Asset Value, End of Period/Year	$12.55	$12.62		$14.16	$11.56	$11.99

Total Return	7.12%	0.29%		23.64%	(0.59)%	6.96	%(j)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$7,879	$7,187		$5,084	$2,249	$29
Ratio to average net assets:
Gross expenses (d,e)	1.39%	1.43	%(h)	1.55%	1.55%	1.54	%(i)
Net expenses (b,d)	1.39%	1.42	%(h)	1.42%	1.44%	1.42	%(i)
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (d,g)	0.57%	0.38%		0.35%	1.06%	(0.88	)%(f)(i)
Portfolio turnover rate	279%	256%		168%	406%	472%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since September 4, 2015 (Commencement of Operations).

(b)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.02%, and 0.00% respectively.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(g)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(h)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

(i)	Annualized.

(j)	Not annualized.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Institutional Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Period Ended November 30, 2016 (a)

Net Asset Value, Beginning of Period/Year	$12.71	$14.22		$11.59	$11.54
Income From Investment Operations:
Net investment income (c,h)	0.10	0.09	(g)	0.05	0.03
Net gain (loss) from investments (both realized and unrealized)	0.65	(0.03	)(g)	2.71	0.02	(f)
Total from investment operations	0.75	0.06		2.76	0.05

Less Distributions:
From net investment income	(0.10)	(0.07)		(0.13)	—
From net realized gains	(0.72)	(1.50)		—	—
Total Distributions	(0.82)	(1.57)		(0.13)	—

Net Asset Value, End of Period/Year	$12.64	$12.71		$14.22	$11.59

Total Return	7.33%	0.55%		23.92%	0.43	%(j)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$28,631	$30,230		$29,010	$8,809
Ratio to average net assets:
Gross expenses (d,e)	1.14%	1.18%		1.30%	1.30	%(i)
Net expenses (b,d)	1.16%	1.17%		1.17%	1.19	%(i)
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,h)	0.80%	0.68%		0.38%	1.28	%(i)
Portfolio turnover rate	279%	256%		168%	406%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since September 9, 2016 (Commencement of Operations).

(b)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00% and 0.02%, respectively.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(g)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(h)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(i)	Annualized.

(j)	Not annualized.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016 (a)	For the Year Ended November 30, 2015

Net Asset Value, Beginning of Year	$21.69	$22.80		$19.31		$19.62	$20.50
Income From Investment Operations:
Net investment income (loss) (d,h)	0.12	0.13		0.12		0.18	0.12
Net gain (loss) from investments (both realized and unrealized)	0.33	(0.21)		3.54		(0.29)	(1.00)
Total from investment operations	0.45	(0.08)		3.66		(0.11)	(0.88)

Less Distributions:
From net investment income	(0.12)	(0.12)		(0.17)		(0.20)	—
From net realized gains	(0.64)	(0.91)		—		—	(0.00	)(g)
Total Distributions	(0.76)	(1.03)		(0.17)		(0.20)	—

Net Asset Value, End of Year	$21.38	$21.69		$22.80		$19.31	$19.62

Total Return	2.52%	(0.31)%		19.05%		(0.54)%	(4.29)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$738,854	$682,077		$418,227		$319,385	$222,421
Ratio to average net assets:
Gross expenses (e,f)	1.20%	1.28	%(i)	1.49%		1.55%	1.54%
Net expenses (b,e)	1.24%	1.27	%(i)	1.35	%(c)	1.42%	1.42%
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (e,h)	0.60%	0.58%		0.58%		0.92%	0.57%
Portfolio turnover rate	368%	275%		143%		563%	541%

Portfolio turnover is calculated for the Fund as a whole.

(a)	In 2016, 0.02% of the Fund’s total return consists of a voluntary reimbursement by the adviser for losses on investment transactions. Excluding this item, the total return would have been (0.56%).

(b)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.01%, and 0.00%, respectively.

(c)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(d)	Per share amounts are calculated using the average shares method.

(e)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(f)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(g)	Per share amount is less than $0.01.

(h)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(i)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016 (a)	For the Period Ended November 30, 2015 (b)

Net Asset Value, Beginning of Period/Year	$21.66	$22.78		$19.30	$19.62	$18.97
Income From Investment Operations:
Net investment income (d,h)	0.10	0.11		0.11	0.17	0.07
Net gain (loss) from investments (both realized and unrealized)	0.32	(0.23)		3.54	(0.29)	0.58	(g)
Total from investment operations	0.42	(0.12)		3.65	(0.12)	0.65

Less Distributions:
From net investment income	(0.08)	(0.09)		(0.17)	(0.20)	—
From net realized gains	(0.64)	(0.91)		—	—	—
Total Distributions	(0.72)	(1.00)		(0.17)	(0.20)	—

Net Asset Value, End of Period/Year	$21.36	$21.66		$22.78	$19.30	$19.62

Total Return	2.37%	(0.46)%		19.03%	(0.59)%	3.43	%(k)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$177	$388		$347	$313	$19
Ratio to average net assets:
Gross expenses (e,f)	1.38%	1.43	%(i)	1.56%	1.51%	1.54	%(j)
Net expenses (c,e)	1.42%	1.42	%(i)	1.42%	1.42%	1.42	%(j)
Net investment income net of reimbursement (recapture) and securities lending expense offset (e,h)	0.49%	0.48%		0.53%	0.92%	1.52	%(j)
Portfolio turnover rate	368%	275%		143%	563%	541%

Portfolio turnover is calculated for the Fund as a whole.

(a)	In 2016, 0.02% of the Fund’s total return consists of a voluntary reimbursement by the adviser for losses on investment transactions. Excluding this item, the total return would have been (0.61%).

(b)	Since September 4, 2015 (Commencement of Operations).

(c)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(d)	Per share amounts are calculated using the average shares method.

(e)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(f)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(g)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(h)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(i)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

(j)	Annualized.

(k)	Not annualized.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Institutional Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period Ended November 30, 2016 (a)

Net Asset Value, Beginning of Period/Year	$21.72	$22.84	$19.33	$19.21
Income From Investment Operations:
Net investment income (loss) (c,g)	0.10	0.14	(0.14)	0.05
Net gain (loss) from investments (both realized and unrealized)	0.39	(0.20)	3.86	0.07	(f)
Total from investment operations	0.49	(0.06)	3.72	0.12

Less Distributions:
From net investment income	(0.14)	(0.15)	(0.21)	—
From net realized gains	(0.64)	(0.91)	—	—
Total Distributions	(0.78)	(1.06)	(0.21)	—

Net Asset Value, End of Period/Year	$21.43	$21.72	$22.84	$19.33

Total Return	2.70%	(0.21)%	19.31%	0.62	%(i)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$62,964	$22,714	$6,633	$7
Ratio to average net assets:
Gross expenses (d,e)	1.13%	1.19%	1.35%	1.31	%(h)
Net expenses (b,d)	1.08%	1.14%	1.17%	1.17	%(h)
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (d,g)	0.47%	0.61%	(0.62)%	1.09	%(h)
Portfolio turnover rate	368%	275%	143%	563%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since September 9, 2016 (Commencement of Operations).

(b)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(g)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015

Net Asset Value, Beginning of Year	$9.13	$9.73		$9.56		$9.86	$10.11
Income From Investment Operations:
Net investment income (c,f)	0.29	0.30		0.25		0.16	0.13
Net gain (loss) from investments (both realized and unrealized)	0.31	(0.64)		0.17		(0.36)	(0.25)
Total from investment operations	0.60	(0.34)		0.42		(0.20)	(0.12)

Less Distributions:
From net investment income	(0.29)	(0.26)		(0.25)		(0.10)	(0.13)
Total Distributions	(0.29)	(0.26)		(0.25)		(0.10)	(0.13)

Net Asset Value, End of Year	$9.44	$9.13		$9.73		$9.56	$9.86

Total Return	6.78%	(3.58)%		4.39%		(2.03)%	(1.18)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$272,400	$275,992		$200,521		$187,698	$169,725
Ratio to average net assets:
Gross expenses (d,e)	1.03%	1.09	%(g)	1.21%		1.28%	1.28%
Net expenses (a,d)	0.88%	0.98	%(g)	1.18	%(b)	1.24%	1.24%
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	3.13%	3.16%		2.54%		1.58%	1.25%
Portfolio turnover rate	167%	155%		175%		205%	324%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.09% to 0.99%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Period Ended November 30, 2016 (a)

Net Asset Value, Beginning of Period/Year	$9.16	$9.76		$9.60	$9.84
Income From Investment Operations:
Net investment income (c,f)	0.26	0.29		0.13	0.13
Net gain (loss) from investments (both realized and unrealized)	0.32	(0.63)		0.28	(0.30)
Total from investment operations	0.58	(0.34)		0.41	(0.17)

Less Distributions:
From net investment income	(0.27)	(0.26)		(0.25)	(0.07)
Total Distributions	(0.27)	(0.26)		(0.25)	(0.07)

Net Asset Value, End of Period/Year	$9.47	$9.16		$9.76	$9.60

Total Return	6.53%	(3.58)%		4.31%	(1.74	)%(i)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$2,328	$1,587		$661	$6
Ratio to average net assets:
Gross expenses (d,e)	1.20%	1.24	%(g)	1.32%	1.35	%(h)
Net expenses (b,d)	1.05%	1.04	%(g)	1.24%	1.25	%(h)
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	2.79%	3.07%		1.37%	1.70	%(h)
Portfolio turnover rate	167%	155%		175%	205%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since February 8, 2016 (Commencement of Operations).

(b)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.24% to 1.09%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Institutional Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period Ended November 30, 2016 (a)

Net Asset Value, Beginning of Period/Year	$9.13	$9.72	$9.57	$10.00
Income From Investment Operations:
Net investment income (c,f)	0.29	0.31	0.25	0.04
Net gain (loss) from investments (both realized and unrealized)	0.31	(0.63)	0.17	(0.47)
Total from investment operations	0.60	(0.32)	0.42	(0.43)

Less Distributions:
From net investment income	(0.30)	(0.27)	(0.27)	—
Total Distributions	(0.30)	(0.27)	(0.27)	—

Net Asset Value, End of Period/Year	$9.43	$9.13	$9.72	$9.57

Total Return	6.83%	(3.33)%	4.41%	(4.30	)%(h)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$8,040	$7,488	$8,084	$2,572
Ratio to average net assets:
Gross expenses (d,e)	0.95%	0.99%	1.03%	1.09	%(g)
Net expenses (b,d)	0.80%	0.86%	0.99%	0.99	%(g)
Net investment income net of reimbursement (recapture) and securities lending expense offset (d,f)	3.15%	3.28%	2.53%	1.84	%(g)
Portfolio turnover rate	167%	155%	175%	205%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since September 9, 2016 (Commencement of Operations).

(b)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(c)	Per share amounts are calculated using the average shares method.

(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Horizon Active Dividend Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Period Ended November 30, 2017 (a)

Net Asset Value, Beginning of Period/Year	$60.03	$59.15	$50.00
Income From Investment Operations:
Net investment income (c)	1.47	1.18 (e)	0.66
Net gain (loss) from investments (both realized and unrealized)	0.27 (h)	1.61 (e)	9.01
Total from investment operations	1.74	2.79	9.67

Less Distributions:
From net investment income	(1.14)	(1.13)	(0.52)
From net realized gains	(2.05)	(0.78)	—
Total Distributions	(3.19)	(1.91)	(0.52)

Net Asset Value, End of Period/Year	$58.58	$60.03	$59.15

Total Return	3.67%	4.72%	19.45	%(g)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$156,452	$39,909	$24,509
Ratio to average net assets:
Gross expenses (d)	1.09%	1.32%	2.33	%(f)
Net expenses	1.09%	1.09%	1.09	%(b,f)
Net investment income net of reimbursement (recapture) and securities lending expense offset	2.59%	1.93%	1.24	%(f)
Portfolio turnover rate	369%	320%	184	%(g)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 28, 2016 (Commencement of Operations).

(b)	Effective July 1, 2017, Shareholder Servicing Fees for Investor Class shares decreased from 0.25% to 0.10% of average daily net assets.

(c)	Per share amounts are calculated using the average shares method.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(f)	Annualized.

(g)	Not annualized.

(h)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

Horizon Active Dividend Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Period Ended November 30, 2017 (a)

Net Asset Value, Beginning of Period/Year	$60.00	$59.13	$54.31
Income From Investment Operations:
Net investment income (b)	1.37	1.04 (d)	0.25
Net gain (loss) from investments (both realized and unrealized)	0.29 (g)	1.66 (d)	4.78
Total from investment operations	1.66	2.70	5.03

Less Distributions:
From net investment income	(1.05)	(1.05)	(0.21)
From net realized gains	(2.05)	(0.78)	—
Total Distributions	(3.10)	(1.83)	(0.21)

Net Asset Value, End of Period/Year	$58.56	$60.00	$59.13

Total Return	3.50%	4.57%	9.28	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$27,452	$10,892	$3,353
Ratio to average net assets:
Gross expenses (c)	1.24%	1.48%	2.12	%(e)
Net expenses	1.24%	1.24%	1.24	%(e)
Net investment income net of reimbursement (recapture) and securities lending expense offset	2.42%	1.71%	1.01	%(e)
Portfolio turnover rate	369%	320%	184	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since June 20, 2017 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(e)	Annualized.

(f)	Not annualized.

(g)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (a)

Net Asset Value, Beginning of Period/Year	$51.00	$50.00
Income From Investment Operations:
Net investment income (b)	0.51	0.44
Net gain (loss) from investments (both realized and unrealized)	2.86	0.56
Total from investment operations	3.37	1.00

Less Distributions:
From net investment income	(0.17)	—
From net realized gains	(0.11)	—
Total Distributions	(0.28)	—

Net Asset Value, End of Period/Year	$54.09	$51.00

Total Return	6.69%	2.00	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$163,322	$5,915
Ratio to average net assets:
Gross expenses (c)	1.20%	2.28	%(d)
Net expenses	1.04%	1.04	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.99%	0.94	%(d)
Portfolio turnover rate	10%	89	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 28, 2017 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (a)

Net Asset Value, Beginning of Period/Year	$50.98	$50.58
Income From Investment Operations:
Net investment income (b)	0.42	0.31	(d)
Net gain (loss) from investments (both realized and unrealized)	2.87	0.09	(d)
Total from investment operations	3.29	0.40

Less Distributions:
From net investment income	(0.10)	—
From net realized gains	(0.11)	—
Total Distributions	(0.21)	—

Net Asset Value, End of Period/Year	$54.06	$50.98

Total Return	6.51%	0.77	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$22,807	$9,173
Ratio to average net assets:
Gross expenses (c)	1.37%	2.10	%(e)
Net expenses	1.19%	1.19	%(e)
Net investment income net of reimbursement and securities lending expense offset	0.80%	0.75	%(e)
Portfolio turnover rate	10%	89	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since February 2, 2018 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(e)	Annualized.

(f)	Not annualized.

See accompanying notes to financial statements.

Horizon Multi-Asset Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Investor Class
	For the Period Ended November 30, 2019 (a)

Net Asset Value, Beginning of Period	$25.00
Income From Investment Operations:
Net investment income (b,g)	0.17
Net gain (loss) from investments (both realized and unrealized)	1.04
Total from investment operations	1.21

Net Asset Value, End of Period	$26.21

Total Return	4.84	%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$74,626
Ratio to average net assets:
Gross expenses (c,f)	2.03	%(d)
Net expenses (f)	1.09	%(d)
Net investment income net of reimbursement and securities lending expense offset (f,g)	1.50	%(d)
Portfolio turnover rate	89	%(e)

(a)	Since June 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(g)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Defensive Multi-Factor Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Investor Class
	For the Period Ended November 30, 2019 (a)

Net Asset Value, Beginning of Period	$25.00
Income From Investment Operations:
Net investment income (b)	0.12
Net gain (loss) from investments (both realized and unrealized)	1.10
Total from investment operations	1.22

Net Asset Value, End of Period	$26.22

Total Return	4.88	%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$85,776
Ratio to average net assets:
Gross expenses (c)	1.93	%(d)
Net expenses	1.09	%(d)
Net investment income net of reimbursement and securities lending expense offset	1.10	%(d)
Portfolio turnover rate	0.11	%(e)

(a)	Since June 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

See accompanying notes to financial statements.

Horizon Funds Notes to Financial Statements November 30, 2019

1.	ORGANIZATION

The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund and Horizon Defensive Multi-Factor Fund (each a “Fund” and together the “Funds”) are each a series of shares of beneficial interest of Horizon Funds (the “Trust”), a Delaware business trust organized on May 21, 2015. The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund and Horizon Defensive Multi-Factor Fund are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as diversified, open-end management investment companies. The Horizon Active Dividend Fund is registered under the 1940 Act as a non-diversified, open-end management investment company. The investment objective of the Horizon Active Asset Allocation Fund is capital appreciation. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on January 31, 2012, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Risk® Assist Fund is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on August 28, 2014, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Income Fund is income. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on September 30, 2013, February 8, 2016 and September 9, 2016, respectively. The investment objective of the Horizon Active Dividend Fund is capital appreciation and current income. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2016 and June 20, 2017, respectively. The investment objective of the Horizon Defined Risk Fund is capital appreciation and capital preservation. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2017 and February 2, 2018, respectively. The investment objective of the Horizon Multi-Asset Income Fund is to seek to maximize current income with a secondary emphasis on capital appreciation. The Fund presently offers Investor Class shares which commenced operations on June 26, 2019. The investment objective of the Horizon Defensive Multi-Factor Fund is to capture the majority of the returns associated with domestic equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares which commenced operations on June 26, 2019.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

In determining a Fund’s net asset value (“NAV”) per share, equity securities, including common stocks, preferred stocks, and exchange traded funds, for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. When market quotations received are from an active market, the securities will be

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

classified within Level 1 of the fair value hierarchy. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (“the Board”) or its delegate. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by the Adviser and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAVs. Purchased and written options are valued primarily at the 4:15 ET composite mean of the bid and the ask.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2019, for the Funds’ investments measured at value:

Horizon Active Asset Allocation Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$538,450,105	$—	$—	$538,450,105
Common Stocks	5,433,925	—	—	5,433,925
Purchased Call Options	—	560,300	—	560,300
Purchased Put Options	—	50,600	—	50,600
Short Term Investments	1,137,887	—	—	1,137,887
Investments Purchased With Proceeds From Securities Lending	97,306,964	—	—	97,306,964
Total	$642,328,881	$610,900	$—	$642,939,781

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$75,100	$—	$75,100
Written Put Options	—	165,750	—	165,750
Total	$—	$240,850	$—	$240,850

Horizon Active Risk Assist® Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$737,514,730	$—	$—	$737,514,730
Common Stocks	58,043,741	—	—	58,043,741
Purchased Call Options	—	497,000	—	497,000
Purchased Put Options	—	1,617,600	—	1,617,600
Rights	198	—	—	198
Short Term Investments	4,530,378	—	—	4,530,378
Investments Purchased With Proceeds From Securities Lending	45,510,621	—	—	45,510,621
Total	$845,599,668	$2,114,600	$—	$847,714,268

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$32,500	$—	$32,500
Written Put Options	—	1,020,000	—	1,020,000
Total	$—	$1,052,500	$—	$1,052,500

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Horizon Active Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$277,558,680	$—	$—	$277,558,680
Short Term Investments	4,916,965	—	—	4,916,965
Investments Purchased With Proceeds From Securities Lending	23,706,285	—	—	23,706,285
Total	$306,181,930	$—	$—	$306,181,930

Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$—	$14,500	$—	$14,500
Total	$—	$14,500	$—	$14,500

Horizon Active Dividend Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$169,241,493	$—	$—	$169,241,493
Convertible Preferred Stocks	1,437,767	—	—	1,437,767
Purchased Call Options	—	45,500	—	45,500
Purchased Put Options	—	122,412	—	122,412
Short Term Investments	14,825,163	—	—	14,825,163
Investments Purchased With Proceeds From Securities Lending	8,856,026	—	—	8,856,026
Total	$194,360,449	$167,912	$—	$194,528,361

Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$—	$29,325	$—	$29,325
Total	$—	$29,325	$—	$29,325

Horizon Defined Risk Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$185,938,596	$—	$—	$185,938,596
Purchased Call Options	—	22,750	—	22,750
Purchased Put Options	—	1,251,430	—	1,251,430
Short Term Investments	2,311,392	—	—	2,311,392
Investments Purchased With Proceeds From Securities Lending	878,890	—	—	878,890
Total	$189,128,878	$1,274,180	$—	$190,403,058

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$3,766,430	$—	$3,766,430
Written Put Options	—	598,100	—	598,100
Total	$—	$4,364,530	$—	$4,364,530

Horizon Multi-Asset Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$46,293,553	$—	$—	$46,293,553
Common Stocks	15,907,480	—	—	15,907,480
Convertible Preferred Stocks	136,680	—	—	136,680
Preferred Stocks	10,151,974	—	—	10,151,974
Short Term Investments	1,115,094	—	—	1,115,094
Total	$73,604,781	$—	$—	$73,604,781

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$59,304	$—	$59,304
Total	$—	$59,304	$—	$59,304

Horizon Defensive Multi-Factor Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$83,115,424	$—	$—	$83,115,424
Short Term Investments	1,493,929	—	—	1,493,929
Total	$84,609,353	$—	$—	$84,609,353

*	Refer to the Portfolios of Investments for security classifications.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of registered investment company that is typically purchased and redeemed at net asset value (“NAV”) in large blocks of shares called “Creation Units”, and bought and sold in secondary markets on a securities exchange, where its shares trade like common stock. An index-based ETF represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Alternatively, ETFs may be actively managed in accordance with a particular investment strategy. The risks of owning an ETF generally reflect the risks of owning the underlying securities they hold, although the lack of liquidity on an ETF could result in it being more volatile.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Funds enter into option contracts to meet the requirements of their trading activities. The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

When a Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

A Fund may purchase put and call options. The Funds engage in options transactions on individual securities, ETFs, or indices to hedge against market declines or generate returns from falling asset prices. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such a favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The average quarterly value outstanding of purchased and written options during the year ended November 30, 2019, were as follows:

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund	Horizon Defined Risk Fund	Horizon Multi- Asset Income Fund
Purchased Options	$1,635,605	$3,978,481	$128,500	$168,746	$2,058,345	$—
Written Options	$777,775	$1,038,857	$125,125	$34,585	$2,820,468	$29,652

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of November 30, 2019:

Location on the Statements of Assets and Liabilities
Fund	Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Horizon Active Asset Allocation Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value
Horizon Active Risk Assist® Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value
Horizon Active Income Fund	Equity Risk Contracts	N/A	Options Written, at Value
Horizon Active Dividend Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value
Horizon Defined Risk Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value
Horizon Multi-Asset Income Fund	Equity Risk Contracts	N/A	Options Written, at Value

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Horizon Active Asset Allocation Fund
Derivatives Investment Value
Purchased Options	$610,900
Written Options	$240,850

Horizon Active Risk Assist® Fund
Derivatives Investment Value
Purchased Options	$2,114,600
Written Options	$1,052,500

Horizon Active Income Fund
Derivatives Investment Value
Purchased Options	$—
Written Options	$14,500

Horizon Active Dividend Fund
Derivatives Investment Value
Purchased Options	$167,912
Written Options	$29,325

Horizon Defined Risk Fund
Derivatives Investment Value
Purchased Options	$1,274,180
Written Options	$4,364,530

Horizon Multi-Asset Income Fund
Derivatives Investment Value
Purchased Options	$—
Written Options	$59,304

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended November 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Statements of Operations
Equity Risk contracts	Net realized gain (loss) from purchased options
Net realized gain (loss) from written options
Net change in unrealized appreciation (depreciation) on purchased options
Net change in unrealized appreciation (depreciation) on written options

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Horizon Active Asset Allocation Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(18,342,394)
Written Options	378,477
$(17,963,917)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$943,706
Written Options	139,332
$1,083,038

Horizon Active Risk Assist® Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(23,485,745)
Written Options	2,976,892
$(20,508,853)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$1,041,667
Written Options	(505,647)
$536,020

Horizon Active Income Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(1,797,773)
Written Options	(469,495)
$(2,267,268)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$9,066
Written Options	42,299
$51,365

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Horizon Active Dividend Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(166,941)
Written Options	285,846
$118,905

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$(203,444)
Written Options	36,794
$(166,650)

Horizon Defined Risk Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(8,229,104)
Written Options	(221,939)
$(8,451,043)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$(2,134,462)
Written Options	(1,274,673)
$(3,409,135)

Horizon Multi-Asset Income Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$—
Written Options	(131,642)
$(131,642)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$—
Written Options	(18,601)
$(18,601)

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged for the Funds as of November 30, 2019:

Horizon Active Asset Allocation Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$240,850	(1)	$—	$240,850	$—	$(240,850	)(2)	$—
Total	$240,850		$—	$240,850	$—	$(240,850)		$—

Horizon Active Risk Assist® Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$1,052,500	(1)	$—	$1,052,500	$—	$(1,052,500	)(2)	$—
Total	$1,052,500		$—	$1,052,500	$—	$(1,052,500)		$—

Horizon Active Income Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$14,500	(1)	$—	$14,500	$—	$(14,500	)(2)	$—
Total	$14,500		$—	$14,500	$—	$(14,500)		$—

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Horizon Active Dividend Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$29,325	(1)	$—	$29,325	$—	$(29,325	)(2)	$—
Total	$29,325		$—	$29,325	$—	$(29,325)		$—

Horizon Defined Risk Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$4,364,530	(1)	$—	$4,364,530	$—	$(4,364,530	)(2)	$—
Total	$4,364,530		$—	$4,364,530	$—	$(4,364,530)		$—

Horizon Multi-Asset Income Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/ Received		Net Amount
Written Options	$59,304	(1)	$—	$59,304	$—	$(59,304	)(2)	$—
Total	$59,304		$—	$59,304	$—	$(59,304)		$—

(1)	Written options at value as presented in the Portfolios of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 5 for collateral related to securities on loan.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income and expense is recorded on the ex-dividend date and

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

interest income is recorded on the accrual basis. Long-term capital gain distributions from investment companies if any, are recorded separately from dividend income. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the Funds’ 2019 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, North Carolina State and Delaware State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Defined Risk Fund and the Horizon Defensive Multi-Factor Fund and quarterly for the Horizon Active Income Fund, Horizon Active Dividend Fund and Horizon Multi-Asset Income Fund and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Shareholder Services Plan – The Board has adopted a shareholder serving plan (the “Plan”) for Investor Class Shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and the Horizon Active Income Fund. The Plan allows the Funds to use part of their assets for shareholder servicing expenses. The Shareholder Servicing Expenses for the Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and Horizon Active Income Fund are currently 0.10% of average daily net assets. For these services, the Funds pay a fee up to 0.10% of average net assets attributable to Investor Class shares of the Funds on an annualized basis. Payments under the Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting the Funds in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders. However, payments under the Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. Payments under the Plan may vary and are determined by the respective Fund in its sole discretion, in amounts up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares of the Fund on an annualized basis.

Rule 12b-1 – The Trust, with respect to all Funds, has adopted a Distribution Plan for Advisor Class shares of each Fund, and also for Investor Class shares of the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund and the Horizon Defensive Multi-Factor Fund, pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). However, payments under the 12b-1 Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. The 12b-1 Plan provides for the payment of a distribution

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

fee to Quasar Distributors, LLC (the “Distributor”) at an annualized rate of up to 0.25% of the average daily net assets attributable to the applicable classes. During the year ended November 30, 2019 the distribution fees accrued for the Investor Class shares of the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund and the Horizon Defensive Multi-Factor Fund and Advisor Class shares of all Funds were 0.10% and 0.25% of average daily net assets, respectively. During the year ended November 30, 2019, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund and Horizon Defined Risk Fund Advisor Class shares incurred $18,095, $668, $5,072, $49,648, and $33,936 respectively, pursuant to the plan. During the period ended November 30, 2019, the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund and Horizon Defensive Multi-Factor Fund Investor Class shares incurred $97,954, $82,334, $7,286 and $8,165 respectively, pursuant to the plan. Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund and Horizon Active Income Fund and Institutional Class shares of all Funds do not pay any 12b-1 distribution fees.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with each Fund (the “Advisory Agreements”), investment advisory services are provided to the Funds by Horizon Investments, LLC (the “Adviser”). Under the terms of the Advisory Agreements, the Adviser receives monthly fees calculated at an annual rate of 0.99% of the average daily net assets of the Horizon Active Asset Allocation Fund, 0.99% of the average daily net assets of the Horizon Active Risk Assist® Fund, 0.77% of the average daily net assets of the Horizon Active Income Fund, 0.75% of the average daily net assets of the Horizon Active Dividend Fund, 0.80% of the average daily net assets of the Horizon Defined Risk Fund, 0.75% of the average daily net assets of the Horizon Multi-Asset Income Fund and 0.80% of the average daily net assets of the Horizon Defensive Multi-Factor Fund.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), the Advisor has agreed, until March 31, 2021 for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund and Horizon Defined Risk Fund, and June 26, 2022 for the Horizon Multi-Asset Income Fund and Horizon Defensive Multi-Factor Fund for each Fund, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding front-end or contingent sales loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expense on securities sold short; payments by the Fund, if any, under the Trust’s Rule 12b-1 Distribution

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Plan; payments by the Fund, if any, under the Trust’s Shareholder Services Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses, such as litigation) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets in the below table.

Fund	Investor	Advisor	Institutional
Horizon Active Asset Allocation Fund	1.17%	1.17%	1.17%
Horizon Active Risk Assist® Fund	1.17%	1.17%	1.17%
Horizon Active Income Fund	0.99%	0.99%	0.99%
Horizon Active Dividend Fund	0.99%	0.99%	0.99%
Horizon Defined Risk Fund	0.94%	0.94%	0.94%
Horizon Multi-Asset Income Fund	0.99%	0.99%	0.99%
Horizon Defensive Multi-Factor Fund	0.99%	0.99%	0.99%

Any fees waived or expenses reimbursed by the Adviser are subject to possible recoupment by the Adviser within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through November 30 of the year indicated. During the year ended November 30, 2019, the Adviser recouped from Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund, and the Horizon Defensive Multi-Factor Fund $437,156, $700,631, $0, $31,135, $0, $0, and $0, respectively.

Fund	2020	2021	2022	Total
Horizon Active Asset Allocation Fund	$388,158	60,749	—	$448,907
Horizon Active Risk Assist® Fund	198	82,124	—	82,322
Horizon Active Dividend Fund	32,831	68,437	8,680	109,948
Horizon Defined Risk Fund	—	87,874	153,545	241,419
Horizon Multi-Asset Income Fund	—	—	68,668	68,668
Horizon Defensive Multi-Factor Fund	—	—	68,606	68,606

For the year ended November 30, 2016, fees waived by the Adviser for the Horizon Active Asset Allocation Fund totaled $409,448, of which $337,405 was recovered by the Adviser, while the remaining $72,043 expired on November 30, 2019 and are no longer eligible for recovery by the Adviser.

For the year ended November 30, 2016, fees waived by the Adviser for the Horizon Active Risk Assist® Fund totaled $310,900, all of which was recovered by the Adviser.

For the year ended November 30, 2016, fees waived by the Adviser for the Horizon Active Income Fund totaled $94,696, all of which was recovered by the Adviser.

Trustees – The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $26,000 for each fiscal year plus $6,000 for attendance at an in-person board meeting or $1,000 for attendance by telephone. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. Trustee fees will increase effective January 1, 2020.

Chief Compliance Officer Compensation – The Board of Trustees renewed the approval of a compensation policy with respect to the Trust’s Chief Compliance Officer pursuant to which the Horizon Funds and the Adviser each pay 50% of the Chief Compliance Officer’s salary, with the portion paid by the Horizon Funds allocated among the Funds in accordance with their relative net assets.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2019, were as follows:

Fund	Purchases	Sales
Horizon Active Asset Allocation Fund	$1,443,799,976	$1,454,549,642
Horizon Active Risk Assist® Fund	3,132,645,621	3,069,595,380
Horizon Active Income Fund	446,626,612	460,233,640
Horizon Active Dividend Fund	511,578,667	397,372,709
Horizon Defined Risk Fund	157,753,317	9,025,824
Horizon Multi-Asset Income Fund	92,877,249	21,028,893
Horizon Defensive Multi-Factor Fund	81,985,598	29,862

5.	SECURITIES LENDING

The Funds may lend domestic securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective December 20, 2017, which is administered by U.S. Bank N.A. (the “Custodian”). The net income to which the Funds are entitled may be used to offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. Investment Advisory Fees, Shareholder Servicing Fees - Investor Class, Distribution Fees (12b-1) - Advisor Class and Distribution Fees (12b-1) - Investor Class as noted in the Statements of Operations are not eligible to be offset by securities lending income. The securities lending agreement requires that loans are collateralized in an amount equal to at least 102% at the outset of the loan and at least 100%, at all times thereafter, of the value of any loaned securities. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the year ended November 30, 2019, Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of the year ended November 30, 2019, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Horizon Active Asset Allocation Fund	$94,489,626	$97,306,964
Horizon Active Risk Assist® Fund	44,375,912	45,510,621
Horizon Active Income Fund	23,172,863	23,706,285
Horizon Active Dividend Fund	8,525,050	8,856,026
Horizon Defined Risk Fund	857,229	878,890

*

The cash collateral received was invested in the First American Government Obligations Fund, a money market fund subject to Rule 2a-7 under the 1940 Act with an overnight and continuous maturity, as shown on the Portfolios of Investments. These amounts were not included in the offsetting disclosures in Note 2 (Offsetting of Financial Assets and Derivative Liabilities).

6.	LINE OF CREDIT ARRANGEMENT

Throughout the year ended November 30, 2019, and renewed effective March 1, 2019, the Funds, excluding the Horizon Multi-Asset Income Fund and the Horizon Defensive Multi-Factor Fund, are party to an unsecured line of credit arrangement with the Custodian. The Loan Agreement has an expiration date of February 27, 2020, under which borrowing is limited to the lesser of 15% of the market value of a Fund, 33.33% of the market value of specific marketable securities of a Fund acceptable to the Custodian, or $50,000,000 for all the Funds subject to the line of credit. The Funds may utilize the line of credit for temporary or emergency purposes, primarily for financing redemption payments. The applicable Funds have authorized the Custodian to charge any of the Funds subject to the line of credit for any missed payments by the Funds. The Funds will be charged the prime rate, which was 4.75% as of November 30, 2019, if they borrow. For the year ended November 30, 2019, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund and Horizon Defined Risk Fund had average borrowings of $284,737, $417,170, $81,512 and $2,707 and the weighted average interest rate on the line of credit borrowings was 5.25%, 5.01%, 4.97% and 4.80%, respectively. Between December 7, 2018 and December 9, 2018, the Horizon Active Asset Allocation Fund had borrowings of $24,204,000, on October 24, 2019 the Horizon Active Risk Assist® Fund had borrowings of $41,891,000, on October 23, 2019 the Horizon Active Income Fund had borrowings of $7,303,000, and on November 12, 2019 the Horizon Defined Risk Fund had borrowings of $783,000 which represent the largest borrowing amounts, respectively, during the year ended November 30, 2019. For the Horizon Active Dividend Fund, there were no borrowings on the line of credit during the year ended November 30, 2019. None of the Funds had outstanding borrowings on the line of credit as of November 30, 2019.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

	For the year ended November 30, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$25,841,890	$4,610,598	$—	$30,452,488
Horizon Active Risk Assist® Fund	23,830,449	2,024,864	—	25,855,313
Horizon Active Income Fund	8,785,949	—	—	8,785,949
Horizon Active Dividend Fund	4,426,133	—	—	4,426,133
Horizon Defined Risk Fund	131,365	8,881	—	140,246
Horizon Multi-Asset Income Fund	—	—	—	—
Horizon Defensive Multi-Factor Fund	—	—	—	—

	For the year ended November 30, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$45,761,474	$1,396,890	$—	$47,158,364
Horizon Active Risk Assist® Fund	19,595,394	—	—	19,595,394
Horizon Active Income Fund	6,783,036	—	—	6,783,036
Horizon Active Dividend Fund	992,997	—	—	992,997
Horizon Defined Risk Fund	—	—	—	—

The Horizon Multi-Asset Income Fund and the Horizon Defensive Multi-Factor Fund launched on June 26, 2019.

On December 20, 2019, the Funds paid the following per share income distributions:

Fund	Investor Class	Advisor Class	Institutional Class
Horizon Active Asset Allocation Fund	$0.08602989	$0.06934418	$0.09400863
Horizon Active Risk Assist® Fund	0.21823669	0.16378301	0.23428663
Horizon Active Income Fund	0.11121581	0.10544503	0.11397302
Horizon Active Dividend Fund	0.42452731	0.39528308	—
Horizon Defined Risk Fund	0.30062195	0.24467654	—
Horizon Multi-Asset Income Fund	0.20248988	—	—
Horizon Defensive Multi-Factor Fund	0.06652251	—	—

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

On December 20, 2019, the Funds paid the following capital gains distributions from each class:

Fund	Short-Term*	Long-Term
Horizon Active Asset Allocation Fund	$—	$—
Horizon Active Risk Assist® Fund	—	—
Horizon Active Income Fund	—	—
Horizon Active Dividend Fund	0.21412	—
Horizon Defined Risk Fund	—	—
Horizon Multi-Asset Income Fund	—	—
Horizon Defensive Multi-Factor Fund	—	—

*	Short-Term Capital Gains distributions are considered income distributions for tax purposes.

The cost basis of investments, purchased options and options written for federal income tax purposes at November 30, 2019, were as follows:

Fund	Cost of Investments, Purchased Options and Written Options	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Horizon Active Asset Allocation Fund	$613,828,323	$30,838,382	$(1,967,774)	$28,870,608
Horizon Active Risk Assist® Fund	823,451,999	33,264,701	(10,054,932)	23,209,769
Horizon Active Income Fund	302,810,444	5,377,168	(2,020,182)	3,356,986
Horizon Active Dividend Fund	189,467,426	7,333,553	(2,302,020)	5,031,533
Horizon Defined Risk Fund	164,094,835	28,161,242	(6,217,546)	21,943,696
Horizon Multi-Asset Income Fund	72,818,022	1,217,483	(490,028)	727,455
Horizon Defensive Multi-Factor Fund	83,439,286	2,505,505	(1,335,438)	1,170,067

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Horizon Active Asset Allocation Fund	$648,872	$—	$—	$(7,453,722)	$—	$28,870,608	$22,065,758
Horizon Active Risk Assist® Fund	1,946,264	—	—	(14,913,576)	—	23,209,769	10,242,457
Horizon Active Income Fund	2,181,047	—	—	(19,067,247)	—	3,356,986	(13,529,214)
Horizon Active Dividend Fund	1,640,059	—	—	—	—	5,031,533	6,671,592
Horizon Defined Risk Fund	911,886	—	—	(11,199,986)	—	21,943,696	11,655,595
Horizon Multi-Asset Income Fund	140,968	—	—	(253,819)	—	727,455	614,604
Horizon Defensive Multi-Factor Fund	92,287	3,166	—	—	—	1,170,067	1,265,520

The difference between book and tax basis unrealized appreciation/depreciation is attributable to mark to market and/or the tax deferral of losses on various investments.

At November 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Horizon Active Asset Allocation Fund	$7,398,613	$—	$7,398,613
Horizon Active Risk Assist® Fund	14,420,632	—	14,420,632
Horizon Active Income Fund	16,703,172	2,364,075	19,067,247
Horizon Active Dividend Fund	—	—	—
Horizon Defined Risk Fund	4,647,487	6,552,499	11,199,986
Horizon Multi-Asset Income Fund	122,177	—	122,177
Horizon Defensive Multi-Factor Fund	—	—	—

The Funds did not utilize any capital loss carryforwards during the fiscal year.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications were due to the use of equalization. Each Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. For the year ended November 30, 2019, the following table shows the reclassifications made:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid In Capital
Horizon Active Asset Allocation Fund	$—	$—
Horizon Active Risk Assist® Fund	—	—
Horizon Active Income Fund	3,363	(3,363)
Horizon Active Dividend Fund	(188,319)	188,319
Horizon Defined Risk Fund	(707)	707
Horizon Multi-Asset Income Fund	2,272	(2,272)
Horizon Defensive Multi-Factor Fund	2,272	(2,272)

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2019, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. There were no individual shareholders of record who owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

9. INVESTMENTS IN AFFILIATES

An affiliated person of the Horizon Active Asset Allocation Fund, as defined by the 1940 Act, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies for the year ended November 30, 2019 are as follows:

Security Name	Value at November 30, 2018	Value of Purchases	Value of Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Dividend Income	Value at November 30, 2019		Shares Balance November 30, 2019
iShares Emerging Markets Dividend ETF*	$25,312,198	$4,214,523	$(30,667,810)	$(110,133)	$1,251,222	$255,948	$—		—
iShares MSCI BRIC ETF*	—	26,059,232	(26,700,923)	—	641,691	—	—		—
iShares MSCI Europe Small-Cap ETF*	—	25,513,122	(25,696,652)	—	183,530	—	—		—
Janus Henderson Small/Mid Cap Growth Alpha ETF*	—	5,264,790	(1,615,439)	398,122	116,069	8,403	4,163,542		88,080
SPDR S&P Emerging Markets Dividend ETF*	—	24,695,073	(24,596,999)	—	(98,074)	—	—		—
X-trackers S&P 500 ESG ETF	—	5,353,500	—	494,500	—	—	5,848,000	**	215,000
	$25,312,198	$91,100,240	$(109,277,823)	$782,489	$2,094,438	$264,351	$10,011,542		303,080

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

An affiliated person of the Horizon Active Risk Assist® Fund, as defined by the 1940 Act, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies for the year ended November 30, 2019 are as follows:

Security Name	Value at November 30, 2018	Value of Purchases	Value of Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Dividend Income	Value at November 30, 2019		Shares Balance November 30, 2019
iShares Emerging Markets Dividend ETF*	$27,069,355	$17,138,178	$(44,253,097)	$(119,944)	$165,508	$287,747	$—		—
iShares MSCI ACWI ex-US ETF*	—	159,060,496	(160,960,756)	—	1,900,260	—	—		—
iShares MSCI BRIC ETF*	—	38,696,593	(39,539,720)	—	843,127	—	—		—
iShares MSCI Europe Small-Cap ETF*	—	37,918,624	(38,052,616)	—	133,992	—	—		—
SPDR Portfolio S&P 500 Value ETF*	130,721,623	143,683,535	(173,524,326)	9,705,808	(7,987,910)	2,441,464	102,598,730		3,009,643
SPDR S&P Emerging Markets Dividend ETF*	—	32,224,365	(31,936,996)	—	(287,369)	—	—		—
X-Trackers Russell 1000 Comprehensive Factor ETF	—	43,859,424	(4,628,302)	4,590,408	162,879	475,150	43,984,409	**	1,226,542
X-Trackers Russell 1000 US QARP ETF	8,090,470	25,398,830	(13,112,876)	2,890,581	(72,576)	382,613	23,194,429	**	790,001
X-Trackers MSCI All China Equity ETF*	—	5,005,336	(4,621,496)	—	(383,840)	—	—		—
X-Trackers S&P 500 ESG ETF	—	8,540,700	—	788,900	—	—	9,329,600	**	343,000
	$165,881,448	$511,526,081	$(510,630,185)	$17,855,753	$(5,525,929)	$3,586,974	$179,107,168		5,369,186

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2019

An affiliated person of the Horizon Active Income Fund, as defined by the 1940 Act, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies for the year ended November 30, 2019 are as follows:

Security Name	Value at November 30, 2018	Value of Purchases	Value of Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Dividend Income	Value at November 30, 2019		Shares Balance November 30, 2019
Janus Henderson Mortgage-Backed Securities ETF*	$—	$7,026,340	$—	$250,346	$—	$163,183	$7,276,686		138,696
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund*	—	54,748,579	(41,311,203)	657,923	2,647,409	1,083,363	16,742,708		320,312
X-Trackers Short Duration High Yield Bond ETF	7,034,162	—	(2,667,672)	92,473	(93,464)	416,836	4,365,499	**	90,001
	$7,034,162	$61,774,919	$(43,978,875)	$1,000,742	$2,553,945	$1,663,382	$28,384,893		549,009

*	Issuer was no longer an affiliate as of November 30, 2019.
**	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements other than the Trustee compensation increase noted in Note 3, the distributions noted in Note 7, and those noted below.

The Horizon ESG Defensive Core Fund launched on December 26, 2019.

Horizon Funds Disclosure of Fund Expenses (Unaudited) November 30, 2019

As a shareholder of the Funds you incur ongoing costs, including management fees, sales charges, and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The column labeled “Actual” of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The column labeled “Hypothetical” of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized[3] Expense Ratio	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period	Ending Account Value 11/30/2019	Expenses Paid During Period
Horizon Active Asset Allocation - Investor Class [1]	1.22%	$ 1,000.00	$ 1,105.20	$ 6.44	$ 1,018.95	$ 6.17
Horizon Active Asset Allocation - Advisor Class [1]	1.16%	$ 1,000.00	$ 1,104.80	$ 6.12	$ 1,019.25	$ 5.87
Horizon Active Asset Allocation - Institutional Class [1]	1.20%	$ 1,000.00	$ 1,105.90	$ 6.34	$ 1,019.05	$ 6.07
Horizon Active Risk Assist® - Investor Class [1]	1.19%	$ 1,000.00	$ 1,084.20	$ 6.22	$ 1,019.10	$ 6.02
Horizon Active Risk Assist® - Advisor Class [1]	1.19%	$ 1,000.00	$ 1,083.70	$ 6.22	$ 1,019.10	$ 6.02
Horizon Active Risk Assist® - Institutional Class [1]	1.12%	$ 1,000.00	$ 1,085.10	$ 5.85	$ 1,019.45	$ 5.67
Horizon Active Income - Investor Class [1]	0.93%	$ 1,000.00	$ 1,025.90	$ 4.72	$ 1,020.41	$ 4.71
Horizon Active Income - Advisor Class [1]	0.93%	$ 1,000.00	$ 1,025.30	$ 4.72	$ 1,020.41	$ 4.71
Horizon Active Income - Institutional Class [1]	0.93%	$ 1,000.00	$ 1,027.20	$ 4.73	$ 1,020.41	$ 4.71
Horizon Active Dividend - Investor Class [1]	1.01%	$ 1,000.00	$ 1,085.60	$ 5.28	$ 1,020.00	$ 5.11
Horizon Active Dividend - Advisor Class [1]	1.01%	$ 1,000.00	$ 1,084.60	$ 5.28	$ 1,020.00	$ 5.11
Horizon Defined Risk - Investor Class [1]	0.94%	$ 1,000.00	$ 1,075.30	$ 4.89	$ 1,020.36	$ 4.76
Horizon Defined Risk - Advisor Class [1]	0.94%	$ 1,000.00	$ 1,074.50	$ 4.89	$ 1,020.36	$ 4.76
Horizon Multi-Asset Income - Investor Class [2]	0.99%	$ 1,000.00	$ 1,048.40	$ 4.36	$ 1,020.10	$ 5.01
Horizon Defensive Multi-Factor - Investor Class [2]	0.99%	$ 1,000.00	$ 1,048.80	$ 4.36	$ 1,020.10	$ 5.01

[1]

Expenses Paid During the Period are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

[2]

Expenses Paid During the Period are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 157 days, and divided by 365 (to reflect the number of days in the period). Hypothetical Expenses are multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

[3]	The expense ratio excludes securities lending offset.

Horizon Funds Report of Independent Registered Public Accounting Firm November 30, 2019

To the Shareholders and Board of Trustees of
Horizon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Horizon Funds comprising Horizon Active Asset Allocation Fund, Horizon Active Risk Assist Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon Multi-Asset Income Fund, and Horizon Defensive Multi-Factor Fund (the “Funds”) as of November 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended for Horizon Active Asset Allocation Fund, Horizon Active Risk Assist Fund, and Horizon Active Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended for Horizon Active Dividend Fund, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes, for Horizon Defined Risk Fund, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 26, 2019 (commencement of operations) through November 30, 2019, for Horizon Multi-Asset Income Fund and Horizon Defensive Multi-Factor Fund (collectively, for all Funds, referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the period ended November 30, 2015, were audited by other auditors whose report dated January 28, 2016, expressed an unqualified opinion on those highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the

Horizon Funds Report of Independent Registered Public Accounting Firm (Continued) November 30, 2019

custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

/s/ COHEN & COMPANY, LTD

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 28, 2020

Horizon Funds Approval of the Management Agreements (Unaudited) November 30, 2019

At an in-person meeting held on July 23, 2019, at which all of the Trustees were present, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), voting separately, reviewed and approved the continuance of each Investment Advisory Agreement (each, an “Advisory Agreement”, and together the “Advisory Agreements”) between the Trust and the Adviser for each of the Horizon Active Allocation Fund, the Horizon Active Risk Assist Fund, the Horizon Active Income Fund the Horizon Active Dividend Fund and the Horizon Defined Risk Fund (each a “Fund” and together the “Funds”). In the course of their deliberations, the Board was advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the approval of the renewal and continuance of the Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed a memorandum, provided by independent legal counsel, which summarized the Board’s fiduciary duties and responsibilities in reviewing and approving the Advisory Agreements and other matters to be considered by the Board at the Meeting and the types of information that should be reviewed by them and their responsibilities in making an informed decision regarding the approval of the Advisory Agreements. The Board also reviewed and analyzed various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser to each Fund; (ii) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iii) the investment performance of each Funds and the Adviser; (iv) the extent to which economies of scale will be realized as each Fund grows; and (iv) whether the fee levels reflect these economies of scale to the benefit of each Fund’s shareholders, including the following:

Nature, extent and quality of the services to be provided by the Adviser to the Funds. In this regard, the Board considered information regarding the services to be provided to the Funds, the experience, qualifications and key personnel of the Adviser, the Adviser’s compliance program, the Adviser’s sales force, the Adviser’s assets under management and relationships with other registered investment advisers for distribution purposes. The Board reviewed the Adviser’s financial statements and considered the Adviser’s financial condition.

The Investment Performance of the Funds and the Adviser. In this regard, the Board considered each Fund’s past performance, including comparisons to peer funds. The Board also considered each Fund’s portfolio turnover, use of soft dollars and best execution policies. The Board also considered the performance of other accounts managed by the Adviser.

Costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with each Fund. In this regard, the Board considered the management fees proposed to be charged to each Fund, and each Fund’s total expense ratios, each as compared to each Fund’s peer group, and took into account the differences in managing the Funds compared to other products that the Adviser offers, as well as the fees charged by Horizon to its separately managed accounts. The Board considered the terms and conditions of each Advisory Agreement, including the management fee and the services to be provided by the Adviser thereunder. The Board also considered the indirect benefits that the Adviser receives through soft dollars, cross sales of other products the Adviser sells and third-party marketing materials.

The extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders. In this regard, the Board considered that the Adviser was still waiving a portion of its advisory fees under the Expense Limitation Agreements with each Fund and considered how these waivers supported the Funds, noting that the Adviser expected to receive its full fees from all of the Funds as the Funds continue to grow. The Board considered the terms of the expense limitation agreement for each Fund, and the fact that the Adviser had agreed to continue the expense limitation agreements through at least March 31, 2021, and noted that the expense waivers and reimbursements were subject to recoupment during a three-year look-back window. The Board also considered that the Adviser agreed to consider implementing breakpoints in its management fee after such time as each Fund grows to a size that the Adviser is receiving its full fee.

After full consideration of the above factors as well as other factors, the Board unanimously approved the continuance and renewal of each Advisory Agreement.

Horizon Funds Approval of the Management Agreements (Unaudited) (Continued) November 30, 2019

At an in-person meeting held on October 21, 2019, at which all of the Trustees were present, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), voting separately, reviewed and approved a proposed Sub-Advisory Agreement (the “Sub-Advisory Agreement”) by and among the Adviser, the Trust, on behalf of the Horizon ESG Defensive Core Fund (the “ESG Fund”), and DWS Investment Management Americas, Inc. (“DIMA”). In the course of their deliberations, the Board was advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by DIMA and the Adviser in response to requests of the Board and counsel.

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions with respect thereto, the Board was advised by independent legal counsel of the Board’s fiduciary duties and responsibilities in reviewing and approving the Sub-Advisory Agreement and the types of information that should be reviewed by them and their responsibilities in making an informed decision regarding the approval of the Sub-Advisory Agreement. The Board also reviewed and analyzed various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by DIMA to the ESG Fund; (ii) the costs of the services to be provided and the profits to be realized by DIMA and its affiliates from the relationship with the ESG Fund; (iii) the investment performance of DIMA in managing products, including other registered investment companies, with strategies and objectives similar to the ESG Fund; (iv) the extent to which economies of scale will be realized as the ESG Fund grows; and (iv) whether the fee levels reflect these economies of scale to the benefit of the ESG Fund’s shareholders, including the following:

Nature, extent and quality of the services to be provided by DIMA to the ESG Fund. In this regard, the Board considered information regarding the services to be provided to the ESG Fund; the experience, qualifications and key personnel of DIMA, including with respect to ESG investments; DIMA’s compliance program; DIMA’s sales force; and DIMA’s assets under management. The Board reviewed financial statements for DIMA”s parent company, DWS Group Gmbh & Co. KGaA, and considered DIMA’s financial condition.

The Investment Performance of DIMA. In this regard, the Board considered DIMA’s past performance in managing other products, including other registered investment companies, with strategies and objectives similar to the ESG Fund, including comparisons to peer funds.

Costs of the services to be provided and the profits to be realized by DIMA and its affiliates from the relationship with the ESG Fund. In this regard, the Board considered the sub-advisory fees proposed to be paid to DIMA, noting that the fees would be paid by the Adviser out of the Adviser’s management fee. The Board considered the terms and conditions of the Sub-Advisory Agreement, including the sub-advisory fee and the services to be provided by DIMA thereunder. The Board also considered the indirect benefits that DIMA receives through soft dollars, cross sales of other products DIMA sells and third-party marketing materials.

The extent to which economies of scale will be realized as the ESG Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders. In this regard, the Board considered that the proposed sub-advisory fee under the Sub-Advisory Agreement included a break-point for assets in excess of $150 million. The Board also considered the details of the proposed expense limitation agreement between the ESG Fund and the Adviser, including that the Adviser had agreed to continue the expense limitation agreement through at least December 31, 2022, and noted that the expense waivers and reimbursements were subject to recoupment during a 36 month look-back window.

After full consideration of the above factors as well as other factors, the Board unanimously approved the Sub-Advisory Agreement.

Horizon Funds Additional Information (Unaudited) November 30, 2019

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Horizon Active Asset Allocation Fund	33.56%
Horizon Active Risk Assist® Fund	41.44%
Horizon Active Income Fund	9.09%
Horizon Active Dividend Fund	58.97%
Horizon Defined Risk Fund	100.00%
Horizon Multi-Asset Income Fund	0.00%
Horizon Defensive Multi-Factor Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2018 was as follows:

Fund Name	Dividends Received Deduction
Horizon Active Asset Allocation Fund	12.40%
Horizon Active Risk Assist® Fund	16.64%
Horizon Active Income Fund	5.15%
Horizon Active Dividend Fund	34.25%
Horizon Defined Risk Fund	100.00%
Horizon Multi-Asset Income Fund	0.00%
Horizon Defensive Multi-Factor Fund	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for Each Fund were as follows:

Fund Name	Short Term Capital Gain
Horizon Active Asset Allocation Fund	87.61%
Horizon Active Risk Assist® Fund	82.24%
Horizon Active Income Fund	0.00%
Horizon Active Dividend Fund	50.06%
Horizon Defined Risk Fund	39.25%
Horizon Multi-Asset Income Fund	0.00%
Horizon Defensive Multi-Factor Fund	0.00%

Horizon Funds ADDITIONAL INFORMATION (Unaudited) (Continued) November 30, 2019

Independent Trustees
Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Indefinite Term of Office (since 2015)	Director, President & Chief Economist of PartnerRe Asset Management Corporation; Chief Investment Officer of Partner Reinsurance Company of the US (2001-2008); Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	7	Trustee, AdvisorOne Funds (7 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant (financial services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	7	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	7	Trustee, Barings Funds Trust (8 portfolios); Trustee, Barings Global Short Duration High Yield Fund (1 portfolio). Trustee, Barings BDC, Inc.

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

Horizon Funds ADDITIONAL INFORMATION (Unaudited) (Continued) November 30, 2019

Interested Trustees and Officers
Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert J. Cannon** Year of Birth: 1972	Interested Trustee Indefinite Term of Office (since 2015) and President; One Year Term of Office (since 2015)	President and CEO of Horizon Investments, LLC	7	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, September 2008- November 2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer; One Year Term of Office (since October 2018)	Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016; Principal Intersection Partners, 2011-2015.	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

**	Mr. Cannon is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with the Adviser.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (866) 371-2399.

PRIVACY NOTICE (Unaudited)

February 2016

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account information

● Account balance and transaction history

● Wire Transfer Instructions

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Horizon Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences or creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Horizon Funds collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

● Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Horizon Funds does not jointly market.

Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300

Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling l-855-754-7932 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). Form N-Q or Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling 1-855-754-7932.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant's Form N-CSR filed February 1, 2018.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Todd Gaylord is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant's tax returns and taxable income and excise calculations and year to date estimates for book-to-tax differences. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$90,000	$70,000
Audit-Related Fees	$0	$0
Tax Fees	$21,000	$15,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended November 30, 2019 and November 30, 2018, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountants for services to the registrant and to the registrant's investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	$2,781	$7,360
Registrant's Investment Adviser	$0	$0

Because the registrant's accountants have not rendered any non-audit services during the last two fiscal years to the registrant's investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant's investment adviser, "Service Affiliates") that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant's board of directors has not considered whether the provision of such services to the registrant's investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant's accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed February 1, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Horizon Funds

By (Signature and Title)*	/s/ Robert Cannon
Robert Cannon, President and Principal Executive Officer

Date:	2.4.2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Cannon
Robert Cannon, President and Principal Executive Officer

Date:	2.4.2020

By (Signature and Title)*	/s/ Stephen Terry
Stephen Terry, Treasurer and Principal Financial Officer

Date:	2.4.2020

* Print the name and title of each signing officer under his or her signature.